                               TABLE OF CONTENTS

President's Letter......................       2
Performance Summary.....................       5

NYLIAC Corporate Sponsored Variable
  Universal Life Separate Account - I
Statement of Assets and Liabilities.....       6
Statement of Operations.................       8
Statement of Changes in Total Equity....      10
Notes to Financial Statements...........      13

MainStay VP Series Fund, Inc.
Chairman's Letter.......................      25
MacKay-Shields Financial Corporation
  Adviser's Report......................      26
Madison Square Advisor's, Inc. Adviser's
  Report................................      28
Portfolio Managers' Comments............      29
Glossary................................      52
Capital Appreciation Portfolio..........      56
Cash Management Portfolio...............      60
Convertible Portfolio...................      65
Government Portfolio....................      71
High Yield Corporate Bond Portfolio.....      75
International Equity Portfolio..........      86
Total Return Portfolio..................      93
Value Portfolio.........................     101
Bond Portfolio..........................     105
Growth Equity Portfolio.................     109
Indexed Equity Portfolio................     114
Notes to Financial Statements...........     125

The Semi-Annual Reports for the
Portfolios listed below follow:
Alger American Small Capitalization
  Portfolio
Calvert Social Balanced Portfolio
Fidelity Variable Insurance Products
  Fund II Contrafund Portfolio
Fidelity Variable Insurance Products
  Fund Equity-Income Portfolio
Janus Aspen Series Balanced Portfolio
  and Janus Aspen Series Worldwide
  Growth Portfolio
Morgan Stanley Dean Witter Emerging
  Markets Equity Portfolio

LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

To the Owners of NYLIAC Corporate Sponsored Variable Universal Life Policies:

I am pleased to present the unaudited NYLIAC Corporate Sponsored Variable Universal Life Semi-Annual Report for the six-month period ended June 30, 1999. NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I serves as the Separate Account for the NYLIAC CSVUL policies.

The Semi-Annual Report contains valuable financial information including mid-year performance data and Separate Account financial statements for each of the 18 Investment Divisions that are available with our NYLIAC CSVUL policies. This book also contains the following Semi-Annual Reports:

MainStay VP Series Fund, Inc.              Fidelity Variable Insurance Products Fund II
The Alger American Fund                    Janus Aspen Series
Calvert Variable Series, Inc.              Morgan Stanley Dean Witter Universal Funds, Inc.
Fidelity Variable Insurance Products Fund

LIFE INSURANCE PROTECTION WITH A VARIETY OF INVESTMENT OPTIONS

The investment options offered in the NYLIAC CSVUL policies consist of 18 Investment Divisions and the Fixed Account. As a CSVUL policyowner, you benefit from the experience and professional management of leading investment advisors who work on your behalf. The extensive selection of diversified investment offerings gives you flexibility in customizing a policy to suit your individual investment style. Please refer to the CSVUL Prospectus for complete descriptions of the Investment Divisions. The following is our view of the current and anticipated economic conditions that may affect the performance of the Investment Divisions.

ECONOMIC ENVIRONMENT MID-YEAR REVIEW

Growth remained quite robust in the first half of 1999, while inflation picked up a bit. This, along with an easing of the Asian crisis, prompted a back-up in bond yields by more than a full percentage point and a quarter point rise in the Federal Reserve's target for the Federal Funds rate.

Real Gross Domestic Product (GDP) grew at an annual rate of 4.3% in the first quarter, as surging consumer spending, housing, capital spending, and government purchases more than made up for a further deterioration in the trade balance. Second quarter growth slowed noticeably to a 2.3% pace. Consumer spending moderated, but buoyed by record low unemployment and a still rising stock market, exceeded income to create a negative savings rate.

Inflation began to pick up a bit as oil and other commodity prices rebounded from severely depressed levels and the dollar stopped rising against the yen. Consumer prices spiked in April, as temporary disinflationary forces reversed, but were unchanged in May and June. The Consumer Price Index (CPI)(1) in June was up 2.0% from a year ago, vs. just 1.6% in December.

Over the rest of the year, the economy is expected to continue slowing to a more sustainable pace, as a temporary spurt in income from record tax refunds subsides and a slowdown in construction spending in response to higher mortgage rates spreads to housing-related consumer durables. The Asian crisis has subsided, and many countries are showing signs of recovery, but economic conditions remain quite weak in Japan, Europe, and Latin America. As a result, the trade balance is expected to remain a net drag on the U.S. economy until next year.

The unemployment rate, which declined from 4.7% to 4.3% last year, was unchanged during the first half of 1999 and should begin to rise again as the economy slows. This should help moderate any further rise in inflation. Strong productivity growth, during the first half of 1999, should also help by reducing the amount of slowing required.

The Federal Reserve made the smallest possible monetary policy tightening move in June, raising its target Federal Funds rate by a quarter of a percentage point, while leaving its discount rate unchanged. At the same time, it shifted its bias from tightening to neutral, indicating that it believes it is just as likely to ease as to tighten in the near future. If the economy slows as expected in the second half of the year, the Federal Reserve may not have to do much further tightening any more over the rest of the year. If so, Treasury bond yields should end the year well below 6.0% after backing up to 6.2% in June.

The stock market continued its spectacular advance in the first half of the year, with the Dow Jones Industrial Average(2) returning 20.5%, following an 18.1% gain in 1998. The S&P 500 Index(3) achieved a total return of 12.4% for the same period, after showing a larger 28.6% gain in 1998. Corporate earnings growth has rebounded from last year's miserable performance in response to strong productivity growth in the U.S. and signs of recovering economic conditions and currencies abroad. This appears to have nullified any negative impact on the stock market from rising bond yields.

Over the rest of the year, the stock market dynamics should be favorable if growth slows as expected and Federal Reserve tightening is mild. On the other hand, historically high valuations provide a good reason for investors to be cautious.

FUNDING YOUR VARIABLE LIFE INSURANCE POLICY

As part of your long-term financial plan or corporate strategy, NYLIAC's CSVUL product offers permanent life insurance protection with a variety of investment options. One of the attractive features of your CSVUL policy is that a premium payment schedule can be selected that is flexible enough to meet your needs.

The policy's fees and charges are deducted from the cash value, and your life insurance coverage will remain in effect as long as your cash surrender value is sufficient to cover these deductions. In order to help optimize potential investment results for the future, you may increase your planned premium payments or make additional, unplanned premium payments.

A higher level of premium funding may maximize the policy's investment potential and reduce the likelihood that your policy will terminate due to lower than anticipated investment performance, which could result in the cash surrender value being insufficient to cover the required monthly deductions. Your registered representative can assist you in evaluating the effects of different premium funding levels so that you can make an informed choice.

NYLIAC CSVUL SEPARATE ACCOUNT-I PERFORMANCE

During the first six months of 1999, positive investment returns were realized in 13 of the 18 Investment Divisions of NYLIAC Variable Universal Life Separate Account-I. Please refer to the performance summary on the following page for details(4). The following 9 funds experienced double-digit total returns for this period:

MainStay VP Growth Equity              Fidelity VIP II Contrafund(5)
MainStay VP High Yield Corporate Bond  Fidelity VIP Equity-Income(5)
MainStay VP Indexed Equity             Janus Aspen Series Balanced
MainStay VP Value                      Janus Aspen Series Worldwide Growth
Alger American Small Capitalization

YEAR 2000 READINESS

Year 2000, or Y2K, refers to a problem that computer systems could encounter at the turn of the century in misinterpreting a two-digit reference to the year (e.g., "00" could be interpreted as 1900 instead of 2000), which could cause a computer to malfunction. NYLIAC, and its parent company New York Life Insurance Company, have made this issue a top priority and developed a comprehensive century change strategy. Our internal systems have been upgraded and tested and we continue to monitor changes to existing systems as well as new additions to maintain our preparedness. We are in communication with our primary third party providers of goods and services and continue to monitor their Y2K readiness. To prepare for the unexpected, and to keep our operations running smoothly, our business contingency plans are being refined.

Thank you for making us "The Company You Keep(R)".

/s/ Federick J. Sievert

Frederick J. Sievert
President
New York Life Insurance and Annuity Corporation
(A Delaware Corporation)

(1) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.
(2) The Dow Jones Industrial Average is a trademark of, and the property of, Dow Jones and Co., Inc. The DJIA Index is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also financial, leisure, and other service-oriented firms.
(3) "Standard and Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(4) Past performance is not indicative of future results.
(5) VIP and VIP II refer to Variable Insurance Products Fund and Variable Insurance Products Fund II.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
SUMMARY OF SEPARATE ACCOUNT AVERAGE ANNUAL TOTAL RETURN PERFORMANCE*
PERIOD ENDING JUNE 30, 1999
--------------------------------------------------------------------------------

         INVESTMENT DIVISIONS             1       3        6                1          SINCE        INCEPTION
         --------------------           MONTH   MONTHS   MONTHS    YTD     YEAR      INCEPTION        DATE
                                        -----   ------   ------   ------  ------     ---------      ---------
MainStay VP Bond                        -0.49%  -1.58%   -2.22%   -2.22%   1.88%        2.51%       10/01/97
MainStay VP Capital Appreciation        7.99%    2.31%    7.14%    7.14%  23.95%       15.23%       10/01/97
MainStay VP Cash Management**           0.35%    0.94%    1.91%    1.91%   4.13%        3.02%       10/01/97
MainStay VP Convertible                  N/A***   N/A***   N/A***   N/A***   N/A***        N/A***   10/01/97
MainStay VP Government                  -0.31%  -0.79%   -2.16%   -2.16%   2.03%        2.80%       10/01/97
MainStay VP Growth Equity               4.39%    6.14%   12.47%   12.47%  22.10%       12.75%       10/01/97
MainStay VP High Yield Corporate Bond   0.03%    3.74%   10.24%   10.24%   6.92%        3.95%       10/01/97
MainStay VP Indexed Equity              5.51%    6.79%   11.77%   11.77%  21.80%       13.93%       10/01/97
MainStay VP International Equity        3.62%    0.58%    1.07%    1.07%   4.58%        4.26%       10/01/97
MainStay VP Total Return                 N/A***   N/A***   N/A***   N/A***   N/A***        N/A***   10/01/97
MainStay VP Value                       1.76%   13.41%   13.75%   13.75%  -3.82%       -3.92%       10/01/97
Alger American Small Capitalization     10.01%  12.34%   12.94%   12.94%  14.73%       11.44%       10/01/97
Calvert Social Balanced                 3.92%    0.81%    4.78%    4.78%  10.23%        7.06%       10/01/97
Fidelity VIP II Contrafund              5.35%    5.31%   10.87%   10.87%  23.01%       16.37%       10/01/97
Fidelity VIP Equity -- Income           4.18%   10.22%   12.31%   12.31%  13.02%        6.18%       10/01/97
Janus Aspen Series Balanced             3.32%    3.20%   11.68%   11.68%  27.23%       18.20%       10/01/97
Janus Aspen Series Worldwide Growth     6.46%    5.38%   12.36%   12.36%  13.65%       12.01%       10/01/97
Morgan Stanley Dean Witter Emerging
  Markets Equity                         N/A***   N/A***   N/A***   N/A***   N/A***        N/A***   10/01/97

  * The values shown are unaudited.
 ** An investment in the MainStay VP Cash Management Investment Division is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the MainStay VP Cash Management Investment Division seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money.
*** No performance information is shown for the MainStay VP Convertible, MainStay VP Total Return and the Morgan Stanley Emerging Markets Equity Investment Divisions because as of 6/30/99, the Separate Account had no money invested in these Investment Divisions.

Past performance is no guarantee of future results. Due to current market volatility, the current performance may be less than the figures shown. The investment return and the accumulation value of your policy will fluctuate so that your contract, when surrendered, may be worth more or less than the original cost. Performance reflects the percentage change for the period shown with capital gains and dividends reinvested.

Performance reflects the deduction of the policy's current mortality and expense risk charge of .70% for policy years one through ten and total fund operating expenses. However, it does not reflect the policy fees or charges. These include the cost of insurance, surrender charges, monthly contract charges, sales expense charges, and premium and federal tax charges. Had these expenses been deducted, total returns would have been lower.

NYLIAC assumed a portion of the expenses for the MainStay VP Convertible and the MainStay VP International Equity Investment Divisions until 12/31/98. This expense limitation was in effect until 12/31/97 for the MainStay VP High Yield Corporate Bond and MainStay VP Value Investment Divisions. In addition, Janus Capital Corporation has agreed to reduce the advisory fee for the Janus Aspen Series Balanced and the Janus Aspen Series Worldwide Growth Investment Divisions and Morgan Stanley Dean Witter Investment Management Inc. has voluntarily waived receipt of the advisory fee and agreed to reimburse the Morgan Stanley Dean Witter Emerging Markets Equity Portfolio to the extent that the Total Fund Annual Expenses of the Portfolio exceed 1.75%. Had these expenses not been assumed or reduced, the total returns for these Investment Divisions would have been lower.

For additional information, including illustrations which reflect guaranteed minimum cost of insurance rates, please consult the prospectus.
              DISTRIBUTED BY NYLIFE DISTRIBUTORS INC., MEMBER NASD
                     51 MADISON AVENUE, NEW YORK, NY 10010

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1999
(Unaudited)

                                                           MAINSTAY VP      MAINSTAY VP
                                                             CAPITAL            CASH         MAINSTAY VP
                                                           APPRECIATION      MANAGEMENT       GOVERNMENT
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $ 33,252,137     $     61,756     $     12,257

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for mortality and expense risk
    charges.............................................         54,871               94               20
                                                           ------------     ------------     ------------
      Total equity......................................   $ 33,197,266     $     61,662     $     12,237
                                                           ============     ============     ============
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation units outstanding: 2,591,175;
      58,533; 1,166; 3,763; 1,500,596; 8,076; 36,351;
      2,788,731, respectively...........................   $ 33,197,266     $     61,662     $     12,237
                                                           ============     ============     ============
    Variable accumulation unit value....................   $      12.81     $       1.05     $      10.50
                                                           ============     ============     ============
Identified Cost of Investment...........................   $ 32,981,623     $     61,756     $     12,380
                                                           ============     ============     ============

                                                                               ALGER
                                                           MAINSTAY VP        AMERICAN         CALVERT
                                                             INDEXED           SMALL            SOCIAL
                                                              EQUITY       CAPITALIZATION      BALANCED
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $116,894,498     $      8,484     $      2,774

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for mortality and expense risk
    charges.............................................        193,002               15                5
                                                           ------------     ------------     ------------
      Total equity......................................   $116,701,496     $      8,469     $      2,769
                                                           ============     ============     ============
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation units outstanding: 9,291,350;
      701; 246; 1,985; 80,928; 537,899; 2,902,
      respectively......................................   $116,701,496     $      8,469     $      2,769
                                                           ============     ============     ============
    Variable accumulation unit value....................   $      12.56     $      12.09     $      11.27
                                                           ============     ============     ============
Identified Cost of Investment...........................   $112,744,978     $      7,795     $      2,663
                                                           ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

     MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP
      HIGH YIELD     INTERNATIONAL     MAINSTAY VP      MAINSTAY VP         GROWTH
    CORPORATE BOND       EQUITY           VALUE             BOND            EQUITY
    ----------------------------------------------------------------------------------
     $     40,328     $ 16,168,355     $     75,485     $    380,189     $ 34,454,167

               62           26,669              183              578           57,036
     ------------     ------------     ------------     ------------     ------------
     $     40,266     $ 16,141,686     $     75,302     $    379,611     $ 34,397,131
     ============     ============     ============     ============     ============

     $     40,266     $ 16,141,686     $     75,302     $    379,611     $ 34,397,131
     ============     ============     ============     ============     ============
     $      10.70     $      10.76     $       9.32     $      10.44     $      12.33
     ============     ============     ============     ============     ============
     $     40,008     $ 16,037,708     $     69,003     $    395,996     $ 33,255,696
     ============     ============     ============     ============     ============

                                                        JANUS ASPEN
       FIDELITY         FIDELITY       JANUS ASPEN         SERIES
        VIP II            VIP             SERIES         WORLDWIDE
      CONTRAFUND     EQUITY-INCOME       BALANCED          GROWTH
    -----------------------------------------------------------------
     $     25,920     $    900,338     $  7,217,101     $     35,439

               45            1,663           11,664               55
     ------------     ------------     ------------     ------------
     $     25,875     $    898,675     $  7,205,437     $     35,384
     ============     ============     ============     ============
     $     25,875     $    898,675     $  7,205,437     $     35,384
     ============     ============     ============     ============
     $      13.03     $      11.10     $      13.40     $      12.19
     ============     ============     ============     ============
     $     21,921     $    803,858     $  5,824,866     $     34,849
     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the six months ended June 30, 1999
(Unaudited)

                                                             MAINSTAY VP      MAINSTAY VP
                                                               CAPITAL            CASH         MAINSTAY VP
                                                             APPRECIATION      MANAGEMENT       GOVERNMENT
                                                            ------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.........................................    $       --       $    1,151       $       --
  Mortality and expense risk charges......................       (53,109)            (177)             (39)
                                                              ----------       ----------       ----------
      Net investment income (loss)........................       (53,109)             974              (39)
                                                              ----------       ----------       ----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.......................        93,387            1,628              633
  Cost of investments sold................................       (75,848)          (1,628)            (620)
                                                              ----------       ----------       ----------
      Net realized gain (loss) on investments.............        17,539               --               13
  Realized gain distribution received.....................            --               --               --
  Change in unrealized appreciation (depreciation)
    on investments........................................       222,596               --             (202)
                                                              ----------       ----------       ----------
      Net gain (loss) on investments......................       240,135               --             (189)
                                                              ----------       ----------       ----------
  Increase (decrease) attributable to funds of New
    York Life Insurance and Annuity Corporation
    retained by Separate Account..........................        (2,386)              (1)              --
                                                              ----------       ----------       ----------
      Net increase (decrease) in total equity resulting
        from operations...................................    $  184,640       $      973       $     (228)
                                                              ==========       ==========       ==========

                                                                                 ALGER
                                                             MAINSTAY VP        AMERICAN         CALVERT
                                                               INDEXED           SMALL            SOCIAL
                                                                EQUITY       CAPITALIZATION      BALANCED
                                                            ------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.........................................    $       --       $       --       $       --
  Mortality and expense risk charges......................      (188,493)             (24)              (8)
                                                              ----------       ----------       ----------
      Net investment income (loss)........................      (188,493)             (24)              (8)
                                                              ----------       ----------       ----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.......................       346,960              371              184
  Cost of investments sold................................      (293,195)            (416)            (179)
                                                              ----------       ----------       ----------
      Net realized gain (loss) on investments.............        53,765              (45)               5
  Realized gain distribution received.....................       677,380              932               --
  Change in unrealized appreciation (depreciation)
    on investments........................................     4,079,365              114              115
                                                              ----------       ----------       ----------
      Net gain on investments.............................     4,810,510            1,001              120
                                                              ----------       ----------       ----------
  Decrease attributable to funds of New
    York Life Insurance and Annuity Corporation
    retained by Separate Account..........................        (6,380)              (2)              --
                                                              ----------       ----------       ----------
      Net increase in total equity resulting
        from operations...................................    $4,615,637       $      975       $      112
                                                              ==========       ==========       ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

     MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP
      HIGH YIELD     INTERNATIONAL     MAINSTAY VP      MAINSTAY VP         GROWTH
    CORPORATE BOND       EQUITY           VALUE             BOND            EQUITY
    ----------------------------------------------------------------------------------
      $       84       $   67,803       $       --       $       10       $       --
             (70)         (27,640)            (182)          (1,084)         (56,691)
      ----------       ----------       ----------       ----------       ----------
              14           40,163             (182)          (1,074)         (56,691)
      ----------       ----------       ----------       ----------       ----------
             379           57,710              573            6,783          117,170
            (393)         (55,042)            (511)          (6,886)        (106,076)
      ----------       ----------       ----------       ----------       ----------
             (14)           2,668               62             (103)          11,094
              --               --               --               33               --
             873          116,279            6,480           (5,879)       1,193,707
      ----------       ----------       ----------       ----------       ----------
             859          118,947            6,542           (5,949)       1,204,801
      ----------       ----------       ----------       ----------       ----------
              (1)              12               (2)              (1)          (1,521)
      ----------       ----------       ----------       ----------       ----------
      $      872       $  159,122       $    6,358       $   (7,024)      $1,146,589
      ==========       ==========       ==========       ==========       ==========

                                                        JANUS ASPEN
       FIDELITY         FIDELITY       JANUS ASPEN         SERIES
        VIP II            VIP             SERIES         WORLDWIDE
      CONTRAFUND     EQUITY-INCOME       BALANCED          GROWTH
    -----------------------------------------------------------------
      $       95       $    5,735       $   74,419       $       65
             (78)          (2,606)         (20,920)             (53)
      ----------       ----------       ----------       ----------
              17            3,129           53,499               12
      ----------       ----------       ----------       ----------
           1,086           26,102          111,691              298
            (908)         (26,154)         (91,523)            (275)
      ----------       ----------       ----------       ----------
             178              (52)          20,168               23
             696           12,677               --               --
           1,444           98,135          611,125              584
      ----------       ----------       ----------       ----------
           2,318          110,760          631,293              607
      ----------       ----------       ----------       ----------
              (4)            (134)          (1,365)              (2)
      ----------       ----------       ----------       ----------
      $    2,331       $  113,755       $  683,427       $      617
      ==========       ==========       ==========       ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN TOTAL EQUITY
For the six months ended June 30, 1999 (Unaudited) and for the period March 27, 1998 (Commencement of Investments) through December 31, 1998

                                                                   MAINSTAY VP                         MAINSTAY VP
                                                                     CAPITAL                               CASH
                                                                   APPRECIATION                         MANAGEMENT
                                                          ------------------------------      ------------------------------
                                                              1999              1998              1999              1998
                                                          -------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)........................  $    (53,109)     $       (763)     $        974      $      1,108
    Net realized gain (loss) on investments.............        17,539                33                --                --
    Realized gain distribution received.................            --             3,223                --                --
    Change in unrealized appreciation (depreciation) on
      investments.......................................       222,596            47,918                --                --
    Increase (decrease) attributable to funds of
      New York Life Insurance and Annuity
      Corporation retained by Separate Account..........        (2,386)              (82)               (1)               (1)
                                                          ------------      ------------      ------------      ------------
      Net increase (decrease) in total equity
        resulting from operations.......................       184,640            50,329               973             1,107
                                                          ------------      ------------      ------------      ------------
  Contributions and withdrawals:
    Policyowners' premium payments......................       106,005           202,881            14,405            26,274
    Cost of insurance...................................       (93,271)           (8,151)           (1,462)           (1,757)
    Net transfers from Fixed Account....................    32,649,749           105,084                --            22,122
                                                          ------------      ------------      ------------      ------------
      Net contributions and withdrawals.................    32,662,483           299,814            12,943            46,639
                                                          ------------      ------------      ------------      ------------
        Increase in total equity........................    32,847,123           350,143            13,916            47,746
TOTAL EQUITY:
    Beginning of period.................................       350,143                --            47,746                --
                                                          ------------      ------------      ------------      ------------
    End of period.......................................  $ 33,197,266      $    350,143      $     61,662      $     47,746
                                                          ============      ============      ============      ============

                                                                   MAINSTAY VP                         MAINSTAY VP
                                                                       BOND                           GROWTH EQUITY
                                                          ------------------------------      ------------------------------
                                                              1999              1998              1999              1998
                                                          -------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)........................  $     (1,074)     $     14,284      $    (56,691)     $      1,093
    Net realized gain (loss) on investments.............          (103)              672            11,094            (1,032)
    Realized gain distribution received.................            33             7,525                --            30,785
    Change in unrealized appreciation (depreciation) on
      investments.......................................        (5,879)           (9,927)        1,193,707             4,765
    Decrease attributable to funds of
      New York Life Insurance and Annuity
      Corporation retained by Separate Account..........            (1)              (12)           (1,521)              (79)
                                                          ------------      ------------      ------------      ------------
      Net increase (decrease) in total equity resulting
        from operations.................................        (7,024)           12,542         1,146,589            35,532
                                                          ------------      ------------      ------------      ------------
  Contributions and withdrawals:
    Policyowners' premium payments......................        97,693           193,447           420,786             1,610
    Cost of insurance...................................        (5,759)           (7,428)         (115,241)          (32,484)
    Net transfers from Fixed Account....................            --            96,140        32,529,180           411,159
                                                          ------------      ------------      ------------      ------------
      Net contributions and withdrawals.................        91,934           282,159        32,834,725           380,285
                                                          ------------      ------------      ------------      ------------
        Increase in total equity........................        84,910           294,701        33,981,314           415,817
TOTAL EQUITY:
    Beginning of period.................................       294,701                --           415,817                --
                                                          ------------      ------------      ------------      ------------
    End of period.......................................  $    379,611      $    294,701      $ 34,397,131      $    415,817
                                                          ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                          MAINSTAY VP                   MAINSTAY VP
            MAINSTAY VP                   HIGH YIELD                   INTERNATIONAL                  MAINSTAY VP
            GOVERNMENT                  CORPORATE BOND                    EQUITY                         VALUE
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        1999           1998           1999           1998           1999           1998           1999           1998
    -----------------------------------------------------------------------------------------------------------------
    $        (39)  $        366   $         14   $        408   $     40,163   $      7,413   $       (182)  $         --
              13             31            (14)            (6)         2,668           (229)            62            (29)
              --             --             --             14             --             --             --             --
            (202)            79            873           (554)       116,279         14,368          6,480              2
              --             --             (1)            --             12            (71)            (2)            --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
            (228)           476            872           (138)       159,122         21,481          6,358            (27)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
           3,465          3,943            592            420        269,218        195,556            363            319
            (600)          (648)          (363)          (171)       (56,845)       (19,904)          (573)          (112)
              --          5,829         34,448          4,606     15,307,849        265,209         68,897             77
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
           2,865          9,124         34,677          4,855     15,520,222        440,861         68,687            284
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
           2,637          9,600         35,549          4,717     15,679,344        462,342         75,045            257
           9,600             --          4,717             --        462,342             --            257             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $     12,237   $      9,600   $     40,266   $      4,717   $ 16,141,686   $    462,342   $     75,302   $        257
    ============   ============   ============   ============   ============   ============   ============   ============

                                             ALGER
            MAINSTAY VP                    AMERICAN                       CALVERT                      FIDELITY
              INDEXED                        SMALL                        SOCIAL                         VP II
              EQUITY                    CAPITALIZATION                   BALANCED                     CONTRAFUND
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        1999           1998           1999           1998           1999           1998           1999           1998
    -----------------------------------------------------------------------------------------------------------------
    $   (188,493)  $      4,776   $        (24)  $        (14)  $         (8)  $         36   $         17   $        (43)
          53,765           (129)           (45)           (95)             5             --            178             15
         677,380          6,801            932            220             --             91            696             --
       4,079,365         70,155            114            575            115             (5)         1,444          2,555
          (6,380)          (153)            (2)            (1)            --             --             (4)            (2)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       4,615,637         81,450            975            685            112            122          2,331          2,525
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         550,888        243,408          2,035          2,686          1,013          1,459          6,529          8,723
        (345,015)       (46,439)          (352)          (400)          (178)          (228)        (1,023)        (1,171)
     111,068,025        533,542             --          2,840             --            469             --          7,961
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
     111,273,898        730,511          1,683          5,126            835          1,700          5,506         15,513
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
     115,889,535        811,961          2,658          5,811            947          1,822          7,837         18,038
         811,961             --          5,811             --          1,822             --         18,038             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $116,701,496   $    811,961   $      8,469   $      5,811   $      2,769   $      1,822   $     25,875   $     18,038
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the six months ended June 30, 1999 (Unaudited) and for the period March 27, 1998 (Commencement of Investments) through December 31, 1998

                                                                       FIDELITY                      JANUS ASPEN
                                                                         VIP                            SERIES
                                                                    EQUITY-INCOME                      BALANCED
                                                              --------------------------      --------------------------
                                                                 1999            1998            1999            1998
                                                              -----------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)............................  $    3,129      $   (1,898)     $   53,499      $   53,057
    Net realized gain (loss) on investments.................         (52)         (2,048)         20,168         (48,641)
    Realized gain distribution received.....................      12,677              --              --           1,640
    Change in unrealized appreciation (depreciation) on
      investments...........................................      98,135          (1,654)        611,125         781,110
    Decrease attributable to funds of
      New York Life Insurance and Annuity
      Corporation retained by Separate Account..............        (134)            (28)         (1,365)         (1,199)
                                                              ----------      ----------      ----------      ----------
      Net increase (decrease) in total equity resulting from
        operations..........................................     113,755          (5,628)        683,427         785,967
                                                              ----------      ----------      ----------      ----------
  Contributions and withdrawals:
    Policyowners' premium payments..........................     423,374           6,244       1,146,609       3,476,276
    Cost of insurance.......................................     (24,543)        (31,373)        (91,543)        (85,847)
    Net transfers from Fixed Account........................          --         416,846              --       1,290,548
                                                              ----------      ----------      ----------      ----------
      Net contributions and withdrawals.....................     398,831         391,717       1,055,066       4,680,977
                                                              ----------      ----------      ----------      ----------
        Increase in total equity............................     512,586         386,089       1,738,493       5,466,944
TOTAL EQUITY:
    Beginning of period.....................................     386,089              --       5,466,944              --
                                                              ----------      ----------      ----------      ----------
    End of period...........................................  $  898,675      $  386,089      $7,205,437      $5,466,944
                                                              ==========      ==========      ==========      ==========

                                                                     JANUS ASPEN
                                                                        SERIES
                                                                      WORLDWIDE
                                                                        GROWTH
                                                              --------------------------
                                                                 1999            1998
                                                              ---------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income...................................  $       12      $        3
    Net realized gain (loss) on investments.................          23              (3)
    Realized gain distribution received.....................          --               1
    Change in unrealized appreciation (depreciation) on
      investments...........................................         584               6
    Decrease attributable to funds of
      New York Life Insurance and Annuity
      Corporation retained by Separate Account..............          (2)             --
                                                              ----------      ----------
      Net increase in total equity resulting from
        operations..........................................         617               7
                                                              ----------      ----------
  Contributions and withdrawals:
    Policyowners' premium payments..........................         416             233
    Cost of insurance.......................................        (297)            (94)
    Net transfers from Fixed Account........................      34,448              54
                                                              ----------      ----------
      Net contributions and withdrawals.....................      34,567             193
                                                              ----------      ----------
        Increase in total equity............................      35,184             200
TOTAL EQUITY:
    Beginning of period.....................................         200              --
                                                              ----------      ----------
    End of period...........................................  $   35,384      $      200
                                                              ==========      ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I ("CSVUL Separate Account-I") was established on May 24, 1996, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly- owned subsidiary of New York Life Insurance Company. Investments into CSVUL Separate Account-I commenced on March 27, 1998. The CSVUL Separate Account-I policies are designed for Group or Sponsored arrangements who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. The policies are distributed by NYLIFE Distributors Inc. and sold by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors Inc. NYLIFE Distributors Inc. is a wholly-owned subsidiary of NYLIFE Inc., which is a wholly-owned subsidiary of New York Life Insurance Company. CSVUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

  The assets of CSVUL Separate Account-I are invested in the shares of the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc. (formerly, "Acacia Capital Corporation"), the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series and the Morgan Stanley Dean Witter Universal Funds, Inc. (formerly, "Morgan Stanley Universal Funds, Inc.") (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of New York Life Insurance and Annuity Corporation.

  CSVUL Separate Account-I offers the following eighteen variable Investment Divisions, with their respective fund portfolios, for Policyowners to invest premium payments: MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, Alger American Small Capitalization, Calvert Social Balanced (formerly "Calvert Socially Responsible"), Fidelity VIP II Contrafund, Fidelity VIP Equity-Income, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth and Morgan Stanley Dean Witter Emerging Markets Equity (formerly, Morgan Stanley Emerging Markets Equity). As of June 30, 1999 no investments have been made in the following Investment Divisions: MainStay VP Convertible, MainStay VP Total Return, and Morgan Stanley Dean Witter Emerging Markets Equity. Each Investment Division of CSVUL Separate Account-I will invest exclusively in the corresponding Eligible Portfolio.

  Initial premium payments received are allocated to NYLIAC's General Account until 20 days after the policy delivery date. Thereafter, premium payments will be allocated to the Investment Divisions of CSVUL Separate Account-I in accordance with the Policyowner's instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of CSVUL Separate Account-I and the Fixed Account of New York Life Insurance and Annuity Corporation.

  No Federal income tax is payable on investment income or capital gains of CSVUL Separate Account-I under current Federal income tax law.

  Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At June 30, 1999, the investments of CSVUL Separate Account-I are as follows:

                                                           MAINSTAY VP           MAINSTAY VP
                                                             CAPITAL                 CASH              MAINSTAY VP
                                                           APPRECIATION           MANAGEMENT           GOVERNMENT
                                                           ------------------------------------------------------
Number of shares.........................................       1,010                    62                    1
Identified cost*.........................................    $ 32,982              $     62             $     12

                                                                                    ALGER
                                                           MAINSTAY VP             AMERICAN             CALVERT
                                                             INDEXED                SMALL                SOCIAL
                                                              EQUITY            CAPITALIZATION          BALANCED
                                                           ------------------------------------------------------
Number of shares.........................................       4,050                    --                    1
Identified cost*.........................................    $112,745              $      8             $      3

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Investment activity for the six months ended June 30, 1999, was as follows:

                                                           MAINSTAY VP           MAINSTAY VP
                                                             CAPITAL                 CASH              MAINSTAY VP
                                                           APPRECIATION           MANAGEMENT           GOVERNMENT
                                                           ------------------------------------------------------
Purchases................................................    $ 32,755              $     16             $      3
Proceeds from sales......................................          93                     2                    1

                                                                                    ALGER
                                                           MAINSTAY VP             AMERICAN             CALVERT
                                                             INDEXED                SMALL                SOCIAL
                                                              EQUITY            CAPITALIZATION          BALANCED
                                                           ------------------------------------------------------
Purchases................................................    $112,295              $      3             $      1
Proceeds from sales......................................         347                    --                   --

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

     MAINSTAY VP            MAINSTAY VP                                                  MAINSTAY VP
      HIGH YIELD           INTERNATIONAL         MAINSTAY VP         MAINSTAY VP           GROWTH
    CORPORATE BOND            EQUITY                VALUE               BOND               EQUITY
    ------------------------------------------------------------------------------------------------
             3                  1,291                    5                  29               1,293
       $    40                $16,038              $    69             $   396             $33,256

                                                                     JANUS ASPEN
       FIDELITY              FIDELITY            JANUS ASPEN           SERIES
        VIP II                  VIP                SERIES             WORLDWIDE
      CONTRAFUND           EQUITY-INCOME          BALANCED             GROWTH
    ----------------------------------------------------------------------------
             1                     33                  289                   1
       $    22                $   804              $ 5,825             $    35

     MAINSTAY VP            MAINSTAY VP                                                  MAINSTAY VP
      HIGH YIELD           INTERNATIONAL         MAINSTAY VP         MAINSTAY VP           GROWTH
    CORPORATE BOND            EQUITY                VALUE               BOND               EQUITY
    ------------------------------------------------------------------------------------------------
       $    35                $15,644              $    69             $    98             $32,950
            --                     58                    1                   7                 117

                                                                     JANUS ASPEN
       FIDELITY              FIDELITY            JANUS ASPEN           SERIES
        VIP II                  VIP                SERIES             WORLDWIDE
      CONTRAFUND           EQUITY-INCOME          BALANCED             GROWTH
    ----------------------------------------------------------------------------
       $     7                $   442              $ 1,221             $    35
             1                     26                  112                  --

NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------

CSVUL Separate Account-I is charged for the mortality and expense risks assumed by New York Life Insurance and Annuity Corporation. These charges are made daily at an annual rate of .70% of the daily net asset value of each Investment Division for policy years one through ten. For policy years eleven and later, an annual rate of .30% is deducted. New York Life Insurance and Annuity Corporation may increase these charges in the future up to a maximum annual rate of .90%. The amounts of these charges retained in the Investment Divisions represent funds of New York Life Insurance and Annuity Corporation. Accordingly, New York Life Insurance and Annuity Corporation participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------

CSVUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5-- Cost to Policyowners (in 000's):
--------------------------------------------------------------------------------

At June 30, 1999, the cost to Policyowners for accumulation units outstanding, with adjustments for net investment income (loss), market appreciation (depreciation) and deduction for expenses is as follows:

                                                         MAINSTAY VP          MAINSTAY VP
                                                           CAPITAL                CASH             MAINSTAY VP
                                                         APPRECIATION          MANAGEMENT           GOVERNMENT
                                                        --------------------------------------------------------
Cost to Policyowners (net of withdrawals).............     $ 33,080             $     65             $     13
Sales charges.........................................          (18)                  (2)                  --
Cost of insurance.....................................         (101)                  (3)                  (1)
Accumulated net investment income (loss)..............          (54)                   2                   --
Accumulated net realized gain on investments and
  realized gain distributions received................           21                   --                   --
Unrealized appreciation (depreciation) on
  investments.........................................          271                   --                   --
Decrease attributable to funds of
  New York Life Insurance and Annuity
  Corporation retained by Separate Account............           (2)                  --                   --
                                                           --------             --------             --------
Net amount applicable to Policyowners.................     $ 33,197             $     62             $     12
                                                           ========             ========             ========

                                                                                 ALGER
                                                         MAINSTAY VP            AMERICAN             CALVERT
                                                           INDEXED               SMALL                SOCIAL
                                                            EQUITY           CAPITALIZATION          BALANCED
                                                        --------------------------------------------------------
Cost to Policyowners (net of withdrawals).............     $112,442             $      7             $      3
Sales charges.........................................          (47)                  --                   --
Cost of insurance.....................................         (391)                  (1)                  --
Accumulated net investment income (loss)..............         (184)                  --                   --
Accumulated net realized gain (loss) on investments
  and realized gain distributions received............          738                    1                   --
Unrealized appreciation (depreciation) on
  investments.........................................        4,150                    1                   --
Decrease attributable to funds of
  New York Life Insurance and Annuity
  Corporation retained by Separate Account............           (7)                  --                   --
                                                           --------             --------             --------
Net amount applicable to Policyowners.................     $116,701             $      8             $      3
                                                           ========             ========             ========

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

     MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP
      HIGH YIELD     INTERNATIONAL     MAINSTAY VP      MAINSTAY VP         GROWTH
    CORPORATE BOND       EQUITY           VALUE             BOND            EQUITY
    ----------------------------------------------------------------------------------
       $     41         $ 16,065         $     70         $    405         $ 33,389
             --              (27)              --              (17)             (25)
             (1)             (77)              (1)             (13)            (148)
             --               48               --               13              (56)
             --                2               --                8               41
             --              131                6              (16)           1,198
 ...          --               --               --               --               (2)
       --------         --------         --------         --------         --------
       $     40         $ 16,142         $     75         $    380         $ 34,397
       ========         ========         ========         ========         ========

                                                        JANUS ASPEN
       FIDELITY         FIDELITY       JANUS ASPEN         SERIES
        VIP II            VIP             SERIES         WORLDWIDE
      CONTRAFUND     EQUITY-INCOME       BALANCED          GROWTH
    -----------------------------------------------------------------
       $     24         $    872         $  6,182         $     34
             (1)             (25)            (269)              --
             (2)             (56)            (177)              --
             --                1              107               --
              1               11              (27)              --
              4               96            1,392                1
             --               --               (3)              --
       --------         --------         --------         --------
       $     26         $    899         $  7,205         $     35
       ========         ========         ========         ========

NOTE 6--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the six months ended June 30, 1999 and for the period March 27, 1998 (Commencement of Investments) through December 31, 1998, were as follows:

                                                MAINSTAY VP     MAINSTAY VP
                                                  CAPITAL          CASH         MAINSTAY VP
                                               APPRECIATION     MANAGEMENT      GOVERNMENT
                                               -------------   -------------   -------------
                                               1999    1998    1999    1998    1999    1998
                                               ---------------------------------------------
Units issued on premium payments.............     9      20      14      26      --       --
Units redeemed on cost of insurance..........    (8)     (1)     (1)     (2)     --       --
Units issued on net transfers from
  Fixed Account..............................  2,561     10      --      22      --        1
                                               -----   -----   -----   -----   -----   -----
  Net increase...............................  2,562     29      13      46      --        1
Units outstanding, beginning of period.......     29     --      46      --       1       --
                                               -----   -----   -----   -----   -----   -----
Units outstanding, end of period.............  2,591     29      59      46       1        1
                                               =====   =====   =====   =====   =====   =====

                                                                    ALGER
                                                MAINSTAY VP       AMERICAN          CALVERT
                                                  INDEXED           SMALL           SOCIAL
                                                  EQUITY       CAPITALIZATION      BALANCED
                                               -------------   ---------------   -------------
                                               1999    1998     1999     1998    1999    1998
                                               -----------------------------------------------
Units issued on premium payments.............    48      24       --       --      --       --
Units redeemed on cost of insurance..........   (28)     (5)      --       --      --       --
Units issued on net transfers from
  Fixed Account..............................  9,199     53       --        1      --       --
                                               -----   -----   -----    -----    -----   -----
  Net increase...............................  9,219     72       --        1      --       --
Units outstanding, beginning of period.......     72     --        1       --      --       --
                                               -----   -----   -----    -----    -----   -----
Units outstanding, end of period.............  9,291     72        1        1      --       --
                                               =====   =====   =====    =====    =====   =====

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

      MAINSTAY VP      MAINSTAY VP                                     MAINSTAY VP
      HIGH YIELD      INTERNATIONAL    MAINSTAY VP     MAINSTAY VP       GROWTH
    CORPORATE BOND       EQUITY           VALUE           BOND           EQUITY
    ---------------   -------------   -------------   -------------   -------------
     1999     1998    1999    1998    1999    1998    1999    1998    1999    1998
    -------------------------------------------------------------------------------
       --       --      26      20      --      --       9      20      40       --
       --       --      (5)     (2)     --      --      (1)     (1)    (10)      (3)
        4       --    1,437     25       8      --      --       9    2,721      41
    -----    -----    -----   -----   -----   -----   -----   -----   -----   -----
        4       --    1,458     43       8      --       8      28    2,751      38
       --       --       43     --      --      --      28      --       38      --
    -----    -----    -----   -----   -----   -----   -----   -----   -----   -----
        4       --    1,501     43       8      --      36      28    2,789      38
    =====    =====    =====   =====   =====   =====   =====   =====   =====   =====

                                                     JANUS ASPEN
      FIDELITY        FIDELITY       JANUS ASPEN       SERIES
       VIP II            VIP           SERIES         WORLDWIDE
     CONTRAFUND     EQUITY-INCOME     BALANCED         GROWTH
    -------------   -------------   -------------   -------------
    1999    1998    1999    1998    1999    1998    1999    1998
    -------------------------------------------------------------
      --       1      44       1      89     339      --       --
      --      --      (2)     (3)     (7)     (8)     --       --
      --       1      --      41      --     125       3       --
    -----   -----   -----   -----   -----   -----   -----   -----
      --       2      42      39      82     456       3       --
       2      --      39      --     456      --      --       --
    -----   -----   -----   -----   -----   -----   -----   -----
       2       2      81      39     538     456       3       --
    =====   =====   =====   =====   =====   =====   =====   =====

NOTE 7--Selected Per Unit Data+:
--------------------------------------------------------------------------------

The following table presents selected per accumulation unit income and capital changes (for an accumulation unit outstanding throughout each period) with respect to each Investment Division of CSVUL Separate Account-I:

                                                                 MAINSTAY VP         MAINSTAY VP
                                                                   CAPITAL              CASH
                                                                APPRECIATION         MANAGEMENT
                                                              -----------------   -----------------
                                                              1999(b)   1998(a)   1999(b)   1998(a)
                                                              -------------------------------------
Unit value, beginning of period.............................  $11.96    $10.00    $ 1.03    $ 1.00
Net investment income (loss)................................   (0.05)    (0.05)     0.02      0.04
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................    0.90      2.01        --     (0.01)
                                                              ------    ------    ------    ------
Unit value, end of period...................................  $12.81    $11.96    $ 1.05    $ 1.03
                                                              ======    ======    ======    ======

                                                                 MAINSTAY VP         MAINSTAY VP
                                                                   GROWTH              INDEXED
                                                                   EQUITY              EQUITY
                                                              -----------------   -----------------
                                                              1999(b)   1998(a)   1999(b)   1998(a)
                                                              -------------------------------------
Unit value, beginning of period.............................  $10.97    $10.00    $11.24    $10.00
Net investment income (loss)................................   (0.05)     0.04     (0.05)     0.11
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................    1.41      0.93      1.37      1.13
                                                              ------    ------    ------    ------
Unit value, end of period...................................  $12.33    $10.97    $12.56    $11.24
                                                              ======    ======    ======    ======

+ Per unit data based on average monthly units outstanding during the period.
(a) For the period March 27, 1998 (Commencement of Investments) through December 31, 1998.
(b) For the six months ended June 30, 1999.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                           MAINSTAY VP         MAINSTAY VP
       MAINSTAY VP         HIGH YIELD         INTERNATIONAL        MAINSTAY VP         MAINSTAY VP
       GOVERNMENT        CORPORATE BOND          EQUITY               VALUE               BOND
    -----------------   -----------------   -----------------   -----------------   -----------------
    1999(b)   1998(a)   1999(b)   1998(a)   1999(b)   1998(a)   1999(b)   1998(a)   1999(b)   1998(a)
    -------------------------------------------------------------------------------------------------
    $10.73    $10.00    $ 9.71    $10.00    $10.64    $10.00    $ 8.20    $10.00    $10.68    $10.00
     (0.04)     0.53      0.01      0.87      0.06      0.29     (0.05)       --     (0.04)     0.75
     (0.19)     0.20      0.98     (1.16)     0.06      0.35      1.17     (1.80)    (0.20)    (0.07)
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $10.50    $10.73    $10.70    $ 9.71    $10.76    $10.64    $ 9.32    $ 8.20    $10.44    $10.68
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======

          ALGER
        AMERICAN             CALVERT            FIDELITY            FIDELITY
          SMALL              SOCIAL              VIP II                VIP
     CAPITALIZATION         BALANCED           CONTRAFUND         EQUITY-INCOME
    -----------------   -----------------   -----------------   -----------------
    1999(b)   1998(a)   1999(b)   1998(a)   1999(b)   1998(a)   1999(b)   1998(a)
    -----------------------------------------------------------------------------
    $10.70    $10.00    $10.75    $10.00    $11.76    $10.00    $ 9.89    $10.00
     (0.04)    (0.07)    (0.04)     0.35      0.01     (0.07)     0.05     (0.07)
      1.43      0.77      0.56      0.40      1.26      1.83      1.16     (0.04)
    ------    ------    ------    ------    ------    ------    ------    ------
    $12.09    $10.70    $11.27    $10.75    $13.03    $11.76    $11.10    $ 9.89
    ======    ======    ======    ======    ======    ======    ======    ======

--------------------------------------------------------------------------------

                                                                                     JANUS ASPEN
                                                                 JANUS ASPEN           SERIES
                                                                   SERIES             WORLDWIDE
                                                                  BALANCED             GROWTH
                                                              -----------------   -----------------
                                                              1999(b)   1998(a)   1999(b)   1998(a)
                                                              -------------------------------------
Unit value, beginning of period.............................  $11.99    $10.00    $10.85    $10.00
Net investment income.......................................    0.11      0.29      0.01      0.32
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................    1.30      1.70      1.33      0.53
                                                              ------    ------    ------    ------
Unit value, end of period...................................  $13.40    $11.99    $12.19    $10.85
                                                              ======    ======    ======    ======

+ Per unit data based on average monthly units outstanding during the period.
(a) For the period March 27, 1998 (Commencement of Investments) through December 31, 1998.
(b) For the six months ended June 30, 1999.

--------------------------------------------------------------------------------

To Policyowners:

The assets of NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III, NYLIAC Variable Universal Life Separate Account-I, NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-II and New York Life Insurance and Annuity Corporation VLI Separate Account are invested in shares of MainStay VP Series Fund, Inc. In addition, the assets of NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III, NYLIAC Variable Universal Life Separate Account-I and NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I may be invested in shares of the Alger American Fund, the Calvert Variable Series, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, the Janus Aspen Series, MFS Variable Insurance Trust, Morgan Stanley Dean Witter Universal Funds, Inc., T. Rowe Price Equity Series, Inc., and Van Eck Worldwide Insurance Trust, which are not affiliated with MainStay VP Series Fund, Inc. or NYLIAC and any of its subsidiaries.

At the Annual Meeting of the Board of Directors of the Fund held on November 17, 1998, executive officers of the Fund were elected. On May 19, 1999, a dividend distribution was paid to NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III, NYLIAC Variable Universal Life Separate Account-I, NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-II and New York Life Insurance and Annuity Corporation VLI Separate Account as the sole shareholders of record of MainStay VP Series Fund, Inc.

The financial information included herein as of June 30, 1999, and for the period then ended, is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

/s/ Richard M. Kernan Jr.
Chairman of the Board
and Chief Executive Officer
MAINSTAY VP SERIES FUND, INC.

--------------------------------------------------------------------------------

MAINSTAY VP SERIES FUND, INC. PORTFOLIOS

MACKAY-SHIELDS FINANCIAL CORPORATION

ADVISER'S REPORT

Market Overview

For the past several years many investors have taken advantage of stellar returns provided by domestic large capitalization growth stocks. Through the first quarter of 1999, it appeared that the best performing investments were large capitalization, high multiple issues. In fact, generally, the larger and more expensive, the better. Most dramatically, Internet-related investments posted triple-digit returns even though many of these companies did not have earnings. However, market sentiment forced a dramatic rotation out of these domestic large growth stocks in the second quarter. Instead, many traditional industrial and cyclical issues which were significantly undervalued and had grossly underperformed over the past several years posted the best results. Money managers investing in those parts of the markets benefited their portfolios handsomely. The second quarter of 1999 provided confirmation that it can be imprudent to chase hot-performing investment vehicles, whether they are mutual funds or individual stocks.

Various market indices confirmed this market trend. The S&P 500(1) returned 7.06% in the second quarter, similar to the 7.07% return of the Lipper(2) average growth fund. The Dow Jones Industrial Average(3) rose to the unprecedented 10000 level during the first quarter of 1999 and the DJIA Index advanced 12.53% during the second quarter. The Russell 2000(4) (representative of small-capitalization stocks) rose 15.55%, during the second quarter, not far ahead of the average small capitalization fund which returned 15.36%. According to Lipper, the average active equity growth fund during the second quarter of 1999 returned 10.16%, with 69% of these funds beating the S&P 500. This compares with only 25.7% of active equity growth funds, which outperformed the S&P 500 during the first quarter of 1999.

While the stock market continued its positive run, the bond market saw interest rates rise, and hence, prices decline. (Bond prices generally move inversely with interest rates.) According to Lipper, the benchmark 30-year U.S. Treasury bond ended the first quarter generally yielding 5.62% but rose to 6.00% by the end of the second quarter. Correspondingly, the price declined from $94.61 at the end of the first quarter to $89.71 by June 30, 1999. The average U.S. taxable bond fund declined 0.27% in the second quarter, while the average long-term corporate and long-term U.S. Treasury bond funds fared more poorly, declining 1.41% and 1.46%, respectively, according to Lipper.

On the international front, stock markets were mixed in the first quarter with Europe (-5%), underperforming Japan (+12%) and Emerging Markets (+12.4%) in U.S. dollar terms. According to Lipper, international funds, with Pacific or Emerging Market exposure, posted the most positive results relative to all international fund categories in the second quarter. Europe posted the weakest second quarter result, with the average European Securities mutual fund returning 1.02%.

--------------------------------------------------------------------------------

Looking forward, we believe that the market may experience some volatility in the months ahead. Investors may need to tread cautiously when chasing returns and a disciplined and appropriate asset allocation plan might be the best course to follow.

Ravi Akhoury
Chairman and Chief Executive Officer
MacKay-Shields Financial Corporation

(1) "Standard and Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(2) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance.
(3) The Dow Jones Industrial Average is a trademark of, and the property of, Dow Jones and Co., Inc. The DJIA Index is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms.
(4) The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 with higher price-to-book ratios and higher forecasted earnings growth values. The Index is unmanaged, does not reflect fees or expenses, and is not available for direct investment.

--------------------------------------------------------------------------------

MADISON SQUARE ADVISORS, INC.

ADVISER'S REPORT

Market Overview

The first half of 1999 has been a period of rising global economic confidence. Asian economies stabilized while U.S. corporate earnings displayed impressive growth. U.S. economic leadership continued to be recognized globally as illustrated by the strength of the dollar against the Euro.

The U.S. stock market reached historically high levels during the first half of the year. Market gains were somewhat moderated by rising interest rates that accompanied the acceleration in earnings growth and inflation fears. The prospect of stronger economic growth and Asian recovery enabled the rebound of cyclical industries such as energy, paper, and chemicals.

Meanwhile, continued top and bottom-line growth in technology and communications has enabled the leading companies in this sector to enjoy expanded valuation multiples. The stock market has also been bolstered by continued merger and acquisition activity.

Market experience in the bond market was not as favorable. Rising interest rates associated with accelerated economic growth and fears of potential Federal Reserve tightening produced negative returns in most fixed income sectors. In addition, investor appetite for credit risk remained relatively low in the face of strong corporate new issue supply. As a result, the mortgage-backed sector turned in the best relative performance within the investment grade fixed income market as higher rates reduced prepayment fears.

Looking forward, we maintain a positive outlook for the stock market given the impressive growth and, in our view, earnings quality of the leading corporations. Our outlook for the fixed income market is stable. Caveats to this picture would be a major upward shift in interest rates due to inflation or pressure on the dollar. Comments from our portfolio managers follow.

Jean E. Hoysradt
President, Madison Square Advisors, Inc.
Senior Vice President
in Charge of the Investment Department,
New York Life Insurance Company

MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

MARKET RECAP FOR THE SIX-MONTH PERIOD ENDED 6/30/99
For several years, domestic growth stocks have shown extraordinary strength. In April of 1999, however, improving prospects for a world economic recovery turned the U.S. stock market's focus from growth to value stocks. Cyclical issues selling at low valuations drew the attention of many investors because they believed the earnings of these stocks might accelerate in that environment. When the Federal Reserve Board announced in May that it was likely to raise interest rates, highly valued growth stocks came under considerable pressure.

By mid-June, fears began to ease about the possibility of multiple interest-rate hikes to control inflation. On June 30, 1999, the Federal Reserve Board raised the targeted Federal Funds rate by a quarter of a percent -- a move that was well anticipated by the market. The Federal Reserve also shifted to a neutral stance, which the stock market took as positive news.

PORTFOLIO RECAP FOR THE SIX-MONTH PERIOD ENDED 6/30/99
For the first six months of 1999, the MainStay VP Capital Appreciation Portfolio returned 7.51%. While the Portfolio outperformed the S&P 500(1) during the month of June, the comeback was not enough to offset weaknesses in April and May. As a result, the Portfolio underperformed the 13.75% return of the average Lipper Variable Products(2) capital appreciation portfolio for the six months ended June 30, 1999.

The Portfolio's underperformance resulted largely from the market's movement away from defensive sectors, such as pharmaceuticals and supermarkets, where the Portfolio was overweighted -- and the market's preference for sectors that were underrepresented in the Portfolio, such as capital goods and energy.

REPOSITIONING THE PORTFOLIO'S HOLDINGS
During the second quarter of 1999, we reduced the Portfolio's exposure to defensive groups by selling Eli Lilly and Monsanto shares in May and reducing the Portfolio's positions in Kroger and Safeway supermarkets in June. Eli Lilly and Safeway were among the Portfolio's worst-performing investments in the second quarter. These sales allowed the Portfolio to pursue more productive investments.

We added several stocks to the Portfolio during the reporting period, including shares of consumer electronics retailer Circuit City Stores and communications companies Omnicom Group, ALLTEL, and Time Warner -- all of which made positive contributions to performance.

Significant sales during the first half of the year included McKesson HBOC, a leading drug distributor, and Waste Management, a pollution-control company, both of which suffered from weakening fundamentals. Fortunately, both stocks were sold before major earnings disappointments were announced. We also sold shares of Service Corp. International at a loss when an earnings shortfall caused a major setback for this funeral and cemetery company.

We reduced the Portfolio's financial holdings to a slightly underweighted position by selling Conseco (insurance) and SouthTrust (banking). As interest rates rose in April and May, we further reduced the Portfolio's financial holdings to a more underweighted position by selling Fannie Mae (mortgages). The net impact of these sales for the quarter was neutral.

TECHNOLOGY PLAYS A LEADING ROLE
Throughout the first half of the year, the Portfolio remained overweighted in technology stocks, which were particularly strong performers. With strong demand for its Internet-related products and services, Sun Microsystems rose 65% during the first half of 1999 and had the greatest positive impact on performance. Cisco Systems, EMC, and Microsoft were other technology companies that contributed positively to the Portfolio's performance, with returns ranging from 30% to 40% for the first half of the year. Despite technology's general advance, however, software and service provider Compuware declined substantially on Y2K concerns, with a negative impact on the Portfolio's performance.

Tyco International, a diversified manufacturing and service company, also showed strong performance during the first half of 1999. The company benefited from its impeccable record of acquisitions and the market's focus on capital goods stocks.

At the end of June, the Portfolio was overweighted in consumer staples and health care, which had a negative impact on performance, as these sectors lagged the market. Underweighting the basic materials, capital goods, communication services, and energy sectors also hurt performance, as these groups advanced. The Portfolio's overweighted position in technology and underweighted position in utilities had a positive impact, as the former sector advanced and the latter underperformed.

LOOKING AHEAD
We believe that consumer confidence, stable interest rates, and a recovering world economy suggests a positive outlook for U.S. corporate profits. While we believe inflation will remain a concern, as of the end of this reporting period it appears to be benign. We believe the economy will continue to grow at a slower pace during the second half of the year, which may be positive for stocks in general and growth stocks in particular. Whatever the markets bring, the Portfolio will continue to seek long-term growth of capital, with dividend income, if any, as an incidental consideration.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay-Shields Financial Corporation

(1) "Standard and Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(2) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

MARKET RECAP FOR THE SIX-MONTH PERIOD ENDED 6/30/99
The first half of 1999 saw a shift in the Federal Reserve Board's interest rate policy. During the first four months of the year, the Federal Reserve maintained a neutral bias on interest rates as inflation remained benign even as the economy continued to grow strongly. As economic growth started accelerating in Asia and the U.S. economy showed no signs of slowing, interest rates rose as investors felt that the Federal Reserve would have to raise rates. In May, the Federal Reserve shifted its stance to a bias toward raising interest rates. At the end of June, it raised the target rate for Federal Funds to 5%, while leaving the discount rate unchanged at 4.5%.

Since the beginning of the year, the rate on one-year U.S. Treasury bills rose nearly half a percent to 5.06% on June 30, 1999, while the rate on twelve-month LIBOR(1) rose three-quarters of a percent to 5.84% over the same period. These rising rates affected the yields available on both domestic and international money market instruments.

PORTFOLIO RECAP FOR THE SIX-MONTH PERIOD ENDED 6/30/99
For the six months ended June 30, 1999, the Portfolio returned 2.26%, exceeding the 2.21% return of the average Lipper(2) Variable Products money market portfolio over the same period.

PORTFOLIO MATURITY
During the first half of the year, the maturity of the Portfolio ranged from fifty-five to seventy-nine days. Interest rates rose in February as investors believed that the Federal Reserve would raise interest rates to restrain the rate of economic growth. We believed that the Federal Reserve would remain on hold and we lengthened the maturity of the Portfolio to seventy-nine days. As May approached, we became defensive and let the maturity of the Portfolio drift downward to sixty days.

In late May, interest rates rose and we viewed this as another opportunity to extend the maturity of the Portfolio, anticipating that the Federal Reserve would be unlikely to raise rates as much as it lowered them in 1998. The Portfolio's performance benefited from our decisions on the maturity of the Portfolio.

HIGH CREDIT QUALITY AND LIQUIDITY
The Portfolio continued to invest only in first-tier securities, or generally those money market instruments in the highest rating category. The Portfolio did not invest in any second-tier securities nor did it invest in split-rated issues (those rated in the highest rating category by one credit rating agency and in the second-highest rating category by another). Investments included bank certificates of deposit (CDs), commercial paper, floating rate notes, and asset-backed commercial paper. The Portfolio did not invest in securities containing embedded put and call options. The concentration on the highest quality and more liquid securities helped manage the Portfolio's risk.

SECTOR ALLOCATION
During the reporting period, the Portfolio focused its investments on securities of banks and bank holding companies and those of finance, brokerage, and industrial companies. To lengthen the maturity of the Portfolio, we increased the Portfolio's allocation to CDs by purchasing one-year CDs issued by the largest and very highly rated European banks. The steepness of the yield curve made the yields in the one-year sector far more attractive than shorter maturities on the curve. Securities issued by the European banks also offered a slightly higher yield.

LOOKING FORWARD
At its June 30, 1999 meeting, the Federal Reserve raised the target rate for Federal Funds to 5% and moved to a neutral stance regarding the future direction of interest rates. The Portfolio is positioned accordingly. As the interest rate outlook changes, we will make appropriate adjustments to the Portfolio.

During the second half of 1999, the Portfolio intends to remain focused on quality as it seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Edward Munshower
Claude Athaide
Portfolio Managers
MacKay-Shields Financial Corporation

(1) LIBOR is the London Interbank Offered Rate, or the rate the most credit-worthy international banks dealing in Eurodollars charge each other for large loans.
(2) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

Though an investment in a money market portfolio is generally considered to be protected from market risk, this investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in this Portfolio.

MAINSTAY VP CONVERTIBLE PORTFOLIO

MARKET RECAP FOR THE SIX-MONTH PERIOD ENDED 6/30/99
Convertible securities are typically correlated with the small- and mid-cap stock and high-yield bond markets. In the first half of 1999, a rebounding global economy, solid domestic economic growth, tame inflation, and strong earnings moved most stocks higher. While stocks of the largest of the large-capitalization companies continued to enjoy high prices and strong performance, the valuation disparity between these stocks and the rest of the market narrowed somewhat in April, when value stocks and the small-cap market dramatically outperformed large-cap issues and growth stocks. In the second quarter of 1999, the Russell 2000 Growth Index(1) rose 15.55%.

During the first half of the year, the difference in yield between high-yield bonds and Treasury securities narrowed enough for the high-yield bond market to show a positive total return even as interest rates rose. With both the equity and income portions of the convertible equation showing positive results, the first half of 1999 was a strong period for most investors in convertible securities.

PORTFOLIO RECAP FOR THE SIX-MONTH PERIOD ENDED 6/30/99
For the six months ended June 30, 1999, the MainStay VP Convertible Portfolio returned 18.62%, outperforming the average Lipper(2) Variable Products specialty/miscellaneous portfolio, which returned 13.75%.

The primary reason for the Portfolio's strong performance was its individual security selection. One of the Portfolio's largest holdings during the six-month period was United Globalcom, an international cable systems operator, which rose 250% after offering a portion of its European operations to the public and receiving a substantial investment from Microsoft. Unisys, another of the Portfolio's large holdings, advanced on continuing demand for its systems integration, maintenance, and network services, which contributed positively to the Portfolio's performance.

TAKING PROFITS, FACING CHALLENGES
Our investment disciplines include setting specific price targets for the Portfolio's investments. As a result, we took profits for the Portfolio in a number of securities that participated in the market rise caused by the Federal Reserve Board action and general economic trends. In April, evidence of an improving global economy caused cyclical stocks to rise and we used the opportunity to sell a third of the Portfolio's International Paper holdings at a substantial gain, with a positive impact on performance. We also sold out the Portfolio's holdings in United Globalcom and Xilinx at a profit when their prices rose.

System Software Associates, on the other hand, is an enterprise resource planning company that suffered from Y2K concerns. Although this security had a negative impact on the Portfolio's performance in the first half of the year, we believe the company's prospects will improve as we round the end of the century. Sun Healthcare is a nursing-home company that had a negative impact on performance during the first half of the year when the company was more severely impacted by a change in government reimbursement policies than we had anticipated.

SHIFTING ALLOCATIONS
During the first half of 1999, our security selection process led us to increase the Portfolio's weighting in the energy sector, mainly in exploration and production companies and oil services stocks. Given drilling and production slowdowns over the past year, we believed natural gas prices would trend higher, and much higher if we were to experience a normal or chilly winter. In either case, we believed exploration and production and service companies would be the prime beneficiaries.

The Portfolio continued to move away from highly valued momentum issuers during the reporting period. Generally speaking, as the price of a convertible security rises, the security tends to take on greater risk and perform more like an equity security than a bond. During the first half of the year, many convertible issues rose well above their conversion price, leading us to believe that neither the stock nor the convertible securities would offer investors much downside protection.

LOOKING AHEAD
Given the high valuations of premier large-capitalization growth stocks at the end of the reporting period, we anticipate continued migration to small- and mid-cap issuers for the next several months. Since our experience has shown that these are the companies most likely to issue convertible securities, we believe there may be positive prospects on the horizon. Whatever the markets may bring, the Portfolio will continue to seek capital appreciation together with current income.

Denis Laplaige
Thomas Wynn
Portfolio Managers
MacKay-Shields Financial Corporation

(1) The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 with higher price-to-book ratios and higher forecasted earnings growth values. The Index is unmanaged, does not reflect fees or expenses, and is not available for direct investment.
(2) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

Certain of the Portfolio's investments have speculative characteristics.

MAINSTAY VP GOVERNMENT PORTFOLIO

MARKET RECAP FOR THE SIX-MONTH PERIOD ENDED 6/30/99
The U.S. bond market saw a reversal of trends between the last half of 1998 and the first half of 1999. Interest rates had fallen in 1998 as the Federal Reserve and other worldwide central banks lowered interest rates to bring the global financial crisis under control. As the new year began, bond market participants realized that the Federal Reserve Board's easing policy would not continue. Many investors believed that another world crisis was no longer imminent and interest rates rose approximately 0.50% in the first quarter and another 0.50% in the second quarter.

During the first half of the year, the strength of the U.S. economy took center stage. The consumer-led boom was fueled by large tax refunds, the wealth effect created by a surging stock market, and excess cash from refinancing mortgages. Overseas, growth seemed to pick up during the first quarter, as the rally in foreign stock markets signaled worldwide economic improvement. To begin to slow the U.S. economy, the Federal Reserve Board increased short-term rates by 0.25% on June 30, 1999.

PORTFOLIO RECAP FOR THE SIX-MONTH PERIOD ENDED 6/30/99
During the first six months of 1999, the MainStay VP Government Portfolio returned -1.82%, outperforming the -2.35% return of the average Lipper(1) Variable Products general U.S. government portfolio.

PORTFOLIO STRATEGY
During the first quarter, the average maturity of the Portfolio was in line with the market (around 7 years) or slightly shorter. The Portfolio used a shorter duration to position itself defensively in the second quarter as rates rose to 6%. Since securities with shorter maturities suffered less than those with longer maturities when interest rates rose, the Portfolio's duration strategy had a positive contribution to the Portfolio's performance for the first half of the year.

The agency market continued its quest to be the heir apparent to the diminishing Treasury market. Liquidity and size continued to expand among agency securities, leading to an actively traded market. Agency yield spreads widened relative to Treasury securities during the second quarter. We believe the supply-induced widening has stabilized and we added several agency positions to the Portfolio.

During the first quarter of 1999, residential and commercial mortgage-backed bonds and asset-backed securities all performed well, contributing positively to the Portfolio's relative performance as yield spreads between mortgage-backed and Treasury securities tightened. As interest rates increased in the second quarter, however, mortgage-backed securities tended to have longer maturities and less-favorable risk profiles.

To help manage this concern, the Portfolio favored securities that were backed by commercial mortgages and were in the highest rating category. Our belief was that these securities offered investors higher yields and strong credit characteristics and may provide attractive returns going forward. We continued to add asset-backed securities to the Portfolio in the second quarter, as yield spreads to Treasuries continued to approach their widest levels in a year.

HIGH CREDIT QUALITY
The Portfolio continues to focus on top-quality, highly liquid investments. Most of the Portfolio's investments during the first half of 1999 were in U.S. Treasury and agency securities, which are of a higher quality than securities rated AAA.(2) During the reporting period, we continued to avoid leveraged derivatives and foreign government bonds.

LOOKING FORWARD
Rising interest rates, fewer mortgage refinancing opportunities, and a reduced flow from tax refunds may begin to cool the expanding economy in the coming months, potentially bringing about the effect the Federal Reserve

Board is seeking. We continue to see value in liquidity and have positioned the Portfolio in very actively traded securities. Whatever the economy and the markets may bring, the Portfolio will continue to seek a high level of current income, consistent with safety of principal.

Edward Munshower
Christopher Harms
Portfolio Managers
MacKay-Shields Financial Corporation

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.
(2) Currently, debt rated AAA has the highest rating assigned by Standard & Poor's, and according to Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. These ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the stability or safety of the Portfolio.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

MARKET RECAP FOR THE SIX-MONTH PERIOD ENDED 6/30/99
During the first six months of 1999, the high-yield bond market benefited from attractive valuations that drew capital from insurance firms, pension plans, and mutual funds. The result was increasing market liquidity, which was favorable for high-yield investors. Earlier concerns about a slowdown in economic growth appeared to have faded, but default rates increased, reaching 4% of issuers over the twelve months ended June 30, 1999.

PORTFOLIO RECAP FOR THE SIX-MONTH PERIOD ENDED 6/30/99
For the first six months of 1999, the MainStay VP High Yield Corporate Bond Portfolio returned 10.63%, outperforming the average Lipper(1) Variable Products high current yield portfolio, which returned 2.95% during the first half of the year.

A combination of positive events affecting issuers and strategic security selection, particularly among issues rated B(2) contributed to the Portfolio's performance. The Portfolio's top-performing securities benefited from several favorable developments. UIH Australia/Pacific, the largest position in the Portfolio, rose sharply due to its parent company's initial public offering. As of June 30, 1999, a pending acquisition had a positive impact on the Portfolio's holding of @Entertainment, which was proposed to be acquired by UIH Australia/Pacific. The Portfolio's corporate bond position in United International Holdings and its stock position in Quest Diagnostic also made strong contributions to the Portfolio's positive performance for the six-month reporting period.

STRATEGIC DECISIONS
Early in the year, the Portfolio faced an illiquid high-yield bond market, with many investors divided in their assessment of which portions of the high-yield bond market provided the best value. Many investors believed higher-quality high-yield issues provided the best opportunities, while many others focused primarily on lower-rated credits. Believing this division was a function of liquidity rather than an impending recession, we decided to overweight the Portfolio in single B issues, which offered considerably higher yields at the time. Concentrating on credits with strong asset coverage and increasing free cash flow, the strategy contributed positively to the Portfolio's performance. As default rates continued to rise, however, we moved to a more neutral position by replacing lower-quality issues with higher-quality high-yield credits. At the end of June, we believed stronger credits offered more attractive yields on a risk-adjusted basis.

Although duration is not a primary consideration, the Portfolio generally maintained a market-neutral duration throughout the reporting period to avoid imbedding any bet on interest rates into the Portfolio. Our neutral stance did not impact relative performance, but duration may become more important over time, as interest-rate volatility continues to impact the high-yield bond market.

SHIFTING POSITIONS AND SECTOR WEIGHTINGS
We continued to add to the Portfolio's position in MedPartners, a prescription benefit management services company, which had a positive impact on performance. Other significant health care holdings that contributed to the Portfolio's performance in the first half of the year were Magellan Health Services, Quest Diagnostic, Medaphis, and Team Health. Although health care was the worst-performing high-yield sector for the first half of the year, careful security selection and downplaying long-term care helped the Portfolio's overweighted position have a positive impact on performance.

During the reporting period, we added to the Portfolio's already overweighted position in the cable and media sectors by adding to the Portfolio's holdings in UIH Australia/Pacific and NTL. At the same time, we eliminated the Portfolio's wireless holdings by selling CS Wireless and American Telecasting. During the first half of the year, we also added to the Portfolio's overweighted position in utilities, with purchases of AES Eastern Energy.

The Portfolio had an underweighted position in cyclicals, which are securities that tend to rise quickly with economic upturns and fall quickly when the economy slows. This underweighted position detracted from performance during the first half of the year, as the paper and metals sectors outperformed. Given strong economic growth, we have added to the Portfolio's cyclical exposure with significant purchases, including: RBF Finance, an oil services company; Lyondell Chemical, a producer of commodity chemicals; and Doman Industries, a forest products concern.

As domestic high-yield securities became increasingly attractive during the first half of the year, we reduced exposure to emerging markets and developed foreign markets outside Europe. We sold much of the Portfolio's position in First Pacific Capital, a Hong Kong conglomerate, and reduced the Portfolio's position in Tokai Preferred Capital. Both positions contributed positively to the Portfolio's performance for the six months ended June 30, 1999.

LOOKING AHEAD
Our outlook for the high-yield bond market remains constructive as we continue to see values that we believe are attractive. As of June 30, 1999, we believe high-yield bonds presented attractive investment opportunities, with yields that were more than twice those available on ten-year Treasury bonds. Whatever the economy or markets may bring, the Portfolio will continue to seek to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities, which are ordinarily in the lower rating categories of recognized rating agencies, with capital appreciation as a secondary objective.

Steven Tananbaum
Donald Morgan
Portfolio Managers
MacKay-Shields Financial Corporation

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.
(2) Debt rated B by Standard & Poor's is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. Ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

MARKET RECAP FOR THE SIX-MONTH PERIOD ENDED 6/30/99
During the first six months of 1999, international equity markets were influenced by a wide variety of forces. The Brazilian real's devaluation in January and signs of a Japanese market recovery signaled the end of a two-year global economic crisis. Commodity prices for oil, natural gas, lumber, and copper rose, which was positive for stocks but negative for bonds, as inflationary concerns resurfaced.

In the U.S., the Federal Reserve Board reacted to rising prices, low unemployment, and the potential for wage increases by announcing a bias toward raising interest rates in May. At the end of June, the Federal Reserve Board took action by raising the Federal Funds rate by a quarter of a percent. While the end of the war in Kosovo helped stabilize eastern European economies, concerns remained over the cost of reconstruction. Meanwhile, the U.S. dollar charged ahead versus other major currencies, while the Euro suffered from slowing European growth and the yen faltered as investors pondered the strength of the Japanese recovery.

PORTFOLIO RECAP FOR THE SIX-MONTH PERIOD ENDED 6/30/99
For the first six months of 1999, the MainStay VP International Equity Portfolio returned 1.43%, underperforming the average Lipper(1) Variable Products international portfolio, which returned 8.10%.

The Portfolio's underperformance was largely attributable to its underweighted position in Japanese securities and overweighted positions in Europe, particularly in peripheral nations, including Portugal, whose stock market declined 6.70% in local-currency terms, and Ireland, where the stock market gained only 0.90% in local terms. Fortunately, the Portfolio was also overweighted in Finland, which was Europe's best-performing market, returning 46.40% in local terms.

While many European markets had positive returns in local-currency terms, shifting currency values had a negative impact on U.S. dollar-based investors. As the U.S. dollar's value rose relative to European currencies, the value of gains in local-currency terms was substantially negated. On a relative basis, however, the Portfolio benefited modestly from an appreciating Canadian dollar.

SHIFTING ASSETS IN A CHANGING ENVIRONMENT
The Portfolio uses a "country-first" approach, seeking to identify the most promising geographical markets and then investing in a wide array of companies in each target market. During the first half of 1999, the Portfolio shifted assets from core European markets, such as Germany and France, to markets in the Far East. Japanese investments, as a percentage of the Portfolio's total assets, rose through purchases and appreciation from 11% in January to over 20% at the end of June, which had a positive impact on performance as Japanese stocks rose.

ADVANCING SECTORS AND COMPANIES
The Portfolio also seeks to identify promising lines of business and select companies that are in a position to take advantage of factors which make industries more competitive. Telecommunication companies have benefited from strong consumer demand, and the Portfolio benefited from its positions in Nokia Oyj and NTT Mobile Communications Network. Nokia Oyj, the number-one supplier of mobile phones worldwide, rose 63.03% in local terms over the first half of the year. NTT Mobile Communications Network, which added over 400,000 new subscriptions in June, or over half of the industry total, rose 76.34% over the same period.

Auto manufacturers have also advanced. During the reporting period ended June 30, 1999, the Portfolio was invested in DaimlerChrysler in Europe and Honda Motor and Toyota Motor in Japan, all of which made positive contributions to performance. Toyota Motor rose 24.76% in local terms for the six months ended June 30, 1999, and received recognition from both the United Nations and the Global 500 Award for its environmental initiative.

Irish cement manufacturer, CRH rose 16.78% in local terms for the reporting period as its international operations capitalized on European infrastructure improvements. BP Amoco (+26.69% in local terms) benefited from rising oil prices and increasing demand in Asia. Sony (+58.57% in local terms) advanced on anticipation of its next-generation game console and announcement of restructuring measures to cut costs and enhance profitability.

LOOKING AHEAD
We remain optimistic for the international economy, and believe we may see continued moderate inflation, low interest rates, increasing cross-border consolidation in Europe, and recoveries in some Asian countries. The

Portfolio is still overweighted in Europe, particularly in Ireland which is considered a peripheral country, but we believe Japan has strong potential and anticipate making additional investments there. At the end of the reporting period, we anticipate that our strategy will be to seek to purchase new securities or add to existing positions when prices dip and seek cyclical companies poised to benefit if the turnaround in the Japanese economy can be sustained. As of June 30, 1999, we believe that the Portfolio was appropriately positioned with respect to foreign currencies, particularly the Euro.

The Portfolio will continue to seek to provide long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities, with current income as a secondary objective.

Joseph Portera
Maureen McFarland
Portfolio Managers
MacKay-Shields Financial Corporation

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

MAINSTAY VP TOTAL RETURN PORTFOLIO

MARKET RECAP FOR THE SIX-MONTH PERIOD ENDED 6/30/99
For several years, U.S. growth stocks have shown extraordinary strength. In April of 1999, however, improving prospects for a world economic recovery turned the market's focus to value stocks. Cyclical sectors such as energy, oils, steel, and paper -- which tend to rise quickly with economic upturns and fall quickly when the economy slows -- were selling at low valuations and advanced based on expectations of accelerating earnings. When the Federal Reserve Board announced in May that it was likely to raise interest rates, highly valued growth stocks came under considerable pressure. At the end of June, the Federal Reserve Board raised the targeted Federal Funds rate by a quarter of a percent in a well-anticipated move. The Federal Reserve also shifted to a neutral stance, which the stock market took as positive news.

The bond market was also affected by the reversal of trends in interest rates. As the new year began, market participants realized that the Federal Reserve Board's earlier easing policy would not continue. Many investors believed that another world crisis was no longer imminent and rates rose approximately 0.50% in the first quarter and another 0.50% in the second quarter.

During the first half of the year, the strength of the U.S. economy took center stage. The consumer-led boom was fueled by large tax refunds, the wealth effect created by a surging stock market, and excess cash from refinancing mortgages. Overseas, growth seemed to pick up during the first quarter, as the rally in foreign stock markets signaled worldwide economic improvement.

PORTFOLIO RECAP FOR THE SIX-MONTH PERIOD ENDED 6/30/99
For the first six months of 1999, the MainStay VP Total Return Portfolio returned 5.06%, underperforming the 6.12% return of the average Lipper(1) Variable Products balanced portfolio for the six months ended June 30, 1999.

The Portfolio's underperformance resulted primarily from sector rotation. The market moved away from defensive sectors (such as pharmaceuticals and supermarkets, which were overweighted in the equity portion of the Portfolio) and focused on sectors which were underrepresented in this portion of the Portfolio, such as capital goods and energy. In particular, the market seemed to favor those securities with greater international and cyclical exposure.

REPOSITIONING THE EQUITY PORTION OF THE PORTFOLIO
During the second quarter of 1999, we decided to reduce the Portfolio's equity exposure to defensive groups. Because of deteriorating fundamentals, we sold all of the Portfolio's equity securities in Eli Lilly in May with a positive impact on the Portfolio's performance. We also reduced the Portfolio's positions in Kroger and Safeway, taking profits for the Portfolio in June. These sales allowed the Portfolio to pursue more productive investments.

In the first half of 1999, we added several stocks to the equity portion of the Portfolio, including shares of Circuit City Stores, Omnicom Group, ALLTEL, and Time Warner -- all of which made positive contributions to performance.

Significant sales during the first half of the year included McKesson HBOC and Waste Management, both of which suffered from weakening fundamentals. Although both stocks were sold before major earnings disappointments were announced, only the Waste Management sale had a positive impact on the Portfolio's performance. We also sold the Portfolio's shares of Service Corp. International at a loss when an earnings shortfall caused a major setback for this funeral and cemetery company.

As interest rates rose in April and May, we reduced the Portfolio's financial holdings to a slightly underweighted position by selling Conseco (insurance) and Fannie Mae (mortgages). The net impact of these sales for the quarter was neutral.

TECHNOLOGY STOCKS LEAD THE WAY
Throughout the first half of the year, the Portfolio remained overweighted in technology stocks, which were particularly strong performers. Sun Microsystems rose 65% during the first half of 1999. Cisco Systems, EMC and Microsoft also contributed positively to performance, with returns ranging from 30% to 40% for the first half of the year. Despite technology's general advance, however, computer software and services provider Compuware declined substantially on Y2K concerns, with a negative impact on the Portfolio's performance.

Tyco International, a diversified manufacturing and service company, also showed strong performance during the first half of 1999. The company benefited from its record of acquisitions and the market's focus on capital goods stocks.

At the end of June, underweighting the basic materials, capital goods, communication services, and energy sectors hurt performance, as these groups advanced. The Portfolio's overweighted position in technology and underweighted position in utilities had a positive impact, as the former sector advanced and the latter underperformed.

RESULTS IN THE INCOME PORTION OF THE PORTFOLIO
During the first quarter of 1999, the average maturity of the income portion of the Portfolio was in line with the market (around 7 years) or slightly shorter. The income portion of the Portfolio used a shorter duration to position itself defensively in the second quarter as rates rose to 6.00%. Since securities with shorter maturities suffered less than those with longer maturities when interest rates rose, the Portfolio's duration strategy had a positive contribution to the Portfolio's performance for the first half of the year.

In a diminishing Treasury market, liquidity and size continued to expand among agency securities, leading to an actively traded market. Agency yield spreads widened relative to Treasury securities during the second quarter. Based on our belief that this supply-induced widening stabilized, we added some agency positions to the income portion of the Portfolio.

During the first quarter of 1999, residential and commercial mortgage-backed bonds and asset-backed securities held by the income portion of the Portfolio all performed well, contributing positively to the relative performance of this portion of the Portfolio as yield spreads between mortgage-backed and Treasury securities tightened. As interest rates increased in the second quarter, however, mortgage-backed securities tended to have longer maturities and less-favorable risk profiles.

To help manage this concern, the Portfolio favored securities that were backed by commercial mortgages and were in the highest rating category. Our belief was that these securities offered investors attractive yields and strong credit characteristics and may provide attractive returns going forward.

Through April 1999, corporate bonds showed relatively strong performance. The Federal Reserve's bias toward raising interest rates in May, however, had a definite negative effect. Higher interest rates mean higher borrowing costs, making it more difficult for corporations to meet their earnings projections. Corporate bond prices declined as the differences in yield between corporate bonds and Treasury securities widened. Our past experience has shown that corporate bond performance has tended to be particularly sensitive to corporate earnings in the third quarter. Taking this into account, at the end of June, the income portion of the Portfolio contained a cautiously balanced mix of defensive and cyclical corporate debt securities, as well as liquid and older issues.

LOOKING FORWARD
Rising interest rates, fewer mortgage refinancing opportunities, and a reduced flow from individual tax refunds may begin to cool the expanding economy, bringing about the effect the Federal Reserve Board is seeking. In the income portion of the Portfolio, we continue to see value in liquidity and have positioned the Portfolio in actively traded securities. Slower economic growth during the second half of 1999 may be good for both stocks and bonds and we have an optimistic outlook for the remainder of the year. Whatever the economy and the markets may bring, the Portfolio will continue to seek to realize current income consistent with reasonable opportunity for future growth of capital and income.

Rudolph C. Carryl
Edmund C. Spelman
Edward Munshower
Portfolio Managers
MacKay-Shields Financial Corporation

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

MAINSTAY VP VALUE PORTFOLIO

MARKET RECAP FOR THE SIX-MONTH PERIOD ENDED 6/30/99
During the first six months of 1999, continued strength in the U.S. economy and a visible recovery in Asian markets underscored the earnings opportunities for most value sectors. Volatility continued, fueled by concerns about inflation, rising interest rates, and whether large-capitalization stocks with record-high valuations could appreciate further. As a result, value stocks -- with record-low valuations and improving fundamentals -- outperformed the broad market during periods of increased volatility. At the end of June, the Federal Reserve Board's shift from a tightening bias to a neutral stance sent most sectors of the equity markets higher.

PORTFOLIO RECAP FOR THE SIX-MONTH PERIOD ENDED 6/30/99
For the first half of 1999, the MainStay VP Value Portfolio returned 14.30%, outperforming the 11.70% return of the average Lipper(1) Variable Products growth and income portfolio.

The MainStay VP Value Portfolio was able to perform strongly largely as a result of its overweighted positions in traditional value sectors, including basic materials, energy, and consumer cyclicals, all of which showed impressive advances as Asian markets recovered and commodity prices increased.

RESULTS AHEAD OF THE MARKET; WEAKER PERFORMERS
Leading the Portfolio's results were the following stocks: Adaptec, a manufacturer of computer data-flow systems, which benefited from expense reductions and asset restructuring while demand for its products remained strong; Union Pacific Resources Group, an oil and gas company, which advanced with rising oil prices, but also benefited from restructuring and debt reductions; and Nippon Telegraph & Telephone whose shares rose with the Japanese economic recovery, while management focused on increasing shareholder value.

Other strong performers for the Portfolio included United Healthcare, which had positive earnings momentum as it actively repurchased stock, and Mark IV Industries, a leading industrial and auto parts company that sought to improve revenues and returns by shedding capital-intensive divisions and focusing on its core business. Georgia-Pacific also showed positive performance during the first half of the year, with higher volume, robust pricing, and efficient operations that helped lower costs.

Weak performers included Service Corp. International, the world's leading funeral services company, which the Portfolio purchased after a sharp price decline. Despite cost cutting initiatives that should enhance future earnings, the stock did not perform well during the reporting period. Shaw Industries, a floor covering manufacturer, which is leaving its retail business to focus on manufacturing, suffered as the market adjusted to its new strategy. Philip Morris, which we believe continues to trade at a significant discount to asset value, suffered from continuing litigation concerns. Even so, we believe the outlook for the company is improving.

SOLID STRATEGY, SHIFTING HOLDINGS
The MainStay VP Value Portfolio remains overweighted in traditional value sectors. During the first half of 1999, the Portfolio purchased shares of Seagate Technology, a data communications and management company. Seagate Technology has a clean balance sheet, strong earnings momentum, and is using excess cash to aggressively repurchase shares. Another stock the Portfolio purchased was Smurfit-Stone Container, a paper and packaging company that we believe may benefit from the Asian market turnaround. The company is reducing costs and selling noncore assets and the stock has rebounded from its depressed valuations, which had a positive impact on the Portfolio's performance.

The Portfolio also had some significant sales during the first half of 1999. When telephone service provider US West faced disappointing earnings, the Portfolio sold the stock at a profit. When Bank One's stock reached the Portfolio's target valuation, the Portfolio sold it at a profit. The Portfolio also benefited when LucasVarity was taken over by TRW, and we used the proceeds of the sale of LucasVarity shares to purchase additional securities for the Portfolio.

LOOKING AHEAD
In our view, the Federal Reserve Board's decision to remain neutral bodes well for a summer stock market rally, but the pace of corporate earnings will remain the key to assessing value. We believe the recent price corrections in selective technology and financial stocks have opened some new research opportunities and may lead to new investments in these sectors. If the Asian recovery continues, we may consider seeking more opportunities in the

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

commodity-driven areas of traditional value sectors. The Portfolio remains committed to seeking to maximize long-term total return from a combination of capital growth and income.

Denis Laplaige
Richard Rosen
Portfolio Managers
MacKay-Shields Financial Corporation

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

MAINSTAY VP BOND PORTFOLIO

MARKET RECAP FOR THE SIX-MONTH PERIOD ENDED 6/30/99
- Expectations of a restrictive Federal Reserve Bank assisted in pushing interest rates higher in the first half of the year.
- At the end of the second quarter, the Federal Reserve Bank increased the Federal Funds target by 25 basis points to 5.00%, while leaving the Discount Rate unchanged at 4.50%.
- The Federal Reserve Bank's policy directive included a neutral bias concerning near term policy action.
- The U.S. bond market experienced a significant trade off in the first half of 1999. The yield on the ten-year U.S. Treasury note increased by 114 basis points.

PORTFOLIO RECAP FOR THE SIX-MONTH PERIOD ENDED 6/30/99
- For the six months ended June 30, 1999, the MainStay VP Bond Portfolio had a return of -1.88%, outperforming the average portfolio in its Lipper(1) peer group (Corporate Debt A Rated), which returned -2.20%.
- Market risk was limited by maintaining a relatively neutral duration posture throughout the first half of the year.
- Credit risk was limited by maintaining an average quality of the investments in the Portfolio of at least AA(2) throughout the first half of the year.

MANAGEMENT DISCUSSION AND ANALYSIS
Early in 1999, robust domestic economic statistics, along with rising oil prices, altered investor sentiment from an accommodating/neutral Federal Reserve Bank to a restrictive Federal Reserve Bank. At the end of the second quarter, the Federal Reserve Bank increased the Federal Funds target by 25 basis points. The market's anticipation of pending tightening moves by the Federal Reserve Bank put constant pressure on the domestic bond market during the first half of the year. In this same period, the additional income generated by corporate bonds contributed to this sector's strong performance relative to U.S. Treasury securities.

TO WHAT DO YOU ATTRIBUTE THE PORTFOLIO'S RELATIVE PERFORMANCE?
The Portfolio maintained a concentration in lower quality investment grade corporate bonds. This asset allocation worked well as these securities outperformed in their sector.

WHAT WAS YOUR PRIMARY STRATEGY DURING THE FIRST HALF OF 1999?
The Portfolio shifted assets from the U.S. Treasury sector to the mortgage-backed sector during the first six months of 1999. We did so because of our belief that reduced prepayments in the mortgage-backed sector associated with rising interest rates, generally result in a strong relative performance versus U.S. Treasuries.

WHERE DO YOU PERCEIVE RISK IN THE PORTFOLIO?
Our adjustments to the Portfolio during the first half of the year added some call risk to the Portfolio. However, the Portfolio's overall structure continues to be consistent with our long-term conservative approach to managing the Portfolio. We will continue to monitor the Portfolio and make the necessary adjustments that our interest rate forecast dictates.

WHAT IS YOUR OUTLOOK FOR THE FIXED INCOME MARKET IN THE SECOND HALF OF 1999?
The increase in U.S. interest rates may be the first step towards tighter global monetary conditions. But, the steps are likely to be modest and gradual. We expect U.S. growth to moderate and as such, we believe, there is a good chance that there will be no further Federal Reserve Bank tightening in the near term. We also believe current bond market expectations are overly pessimistic regarding a continued tightening bias by the Federal Reserve Bank. In our opinion, U.S. Treasury yields may decrease by September 30, 1999.

Albert R. Corapi, Jr.
Celia M. Holtzberg
Joseph DePasquale
Portfolio Managers
Madison Square Advisors, Inc.

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.
(2) Debt rated AA by Standard & Poor's differs from the highest rated issues only in small degree.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

MAINSTAY VP GROWTH EQUITY PORTFOLIO

MARKET RECAP FOR THE SIX-MONTH PERIOD ENDED 6/30/99
The most significant factor influencing the stock market during the first six months of 1999 was the impressive improvement in U.S. corporate earnings. The acceleration of earnings growth begun in the first quarter caused the stock market to focus away from traditional growth stocks toward more value oriented stocks. Albeit, market gains were somewhat moderated by rising interest rates that accompanied stronger corporate earnings growth.

PORTFOLIO RECAP FOR THE SIX-MONTH PERIOD ENDED 6/30/99
The MainStay VP Growth Equity Portfolio returned 12.86% for the six-month period ended 6/30/99. The Portfolio outperformed the Lipper(1) Variable Products growth fund average, which returned 12.62%. The Portfolio benefited from its holdings in the technology and communication services sectors, which generated impressive results in the first half of 1999. In addition, the Portfolio's energy and basic materials holdings rebounded sharply off depressed valuation levels.

BRIEFLY DESCRIBE ANY MAJOR PORTFOLIO MANAGEMENT DECISIONS DURING THE FIRST HALF OF 1999.
As a blended Portfolio, our primary focus is setting an optimal asset allocation between growth and value stocks. As we entered 1999, the MainStay VP Growth Equity Portfolio was structured with a strong bias toward the growth segment of the market. However, we shifted the Portfolio toward a more neutral weighting between growth and value stocks at the end of the first quarter. This decision was based on our expectation for improving corporate earnings in the first half of 1999. As a result of our repositioning, the Portfolio was able to withstand the sharp market rotation into more cyclical and value stocks that occurred in the second quarter of 1999.

COULD YOU GIVE US SOME OF THE PORTFOLIO'S BEST PERFORMING STOCKS IN THE FIRST HALF OF THE YEAR?
Two of our best performers, Nortel Networks and Tellabs, are in the telecommunications equipment industry. Both companies benefited from the strong demand for its product offerings in the telecommunications infrastructure segment of the economy. MediaOne Group, a cable systems operator, also generated strong returns in the first half of the year, appreciating as two suitors attempted to acquire the company. Global Crossing, a leading independent provider of undersea fiber optic telecommunications systems, also provided strong results for the Portfolio, primarily due to the anticipated growth of intercontinental communication demand over the next decade. Halliburton, one of the world's largest oil service companies, and Texas Instruments, a leading semiconductor manufacturer, were other impressive performers for the Portfolio. The former rebounded off depressed valuation levels as the steady increase in oil prices positively impacted the company's growth prospects. The latter continued to benefit from its strong competitive position in a crowded but fast-growing industry.

WHAT WERE SOME OF THE PORTFOLIO'S WORST PERFORMERS?
Two stocks that significantly held back performance in the first half of the year were Service Corp. International, one of the world's largest operators of funeral homes and Rite Aid, one of the largest drug store chains. Both companies surprised investors with earnings disappointments that severely hurt their stocks' prices. We sold both of these positions at a loss to the Portfolio, believing that negative earnings surprises generally erode management credibility and that recovery may take several years. Eli Lilly, the leading pharmaceuticals company also underperformed to a lesser degree. Its performance lagged with most of its industry as investors rotated out of the group and into industries with better relative earnings growth.

CAN YOU MENTION SOME SIGNIFICANT BUYS IN THE FIRST HALF OF THE YEAR?
We added Alcoa, AlliedSignal, Smurfit-Stone Container and Eaton as we positioned the Portfolio into some more value oriented holdings. The business of each of these companies is cyclical in nature and, we believe, is poised to show improving earnings growth throughout the next year. The performance of these stocks was highly beneficial to the Portfolio's performance in the first half of the year.

WERE THERE ANY SIGNIFICANT SELLS IN THE FIRST HALF OF THE YEAR?
We avoided one significant loss by selling our position in Network Associates, a maker of security software products. Soon after our sale, the company began a string of negative announcements concerning some of its accounting treatments followed by a sizable earnings disappointment in the second quarter of the year.

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

WHAT ARE THE PORTFOLIO'S CURRENT SECTOR WEIGHTINGS?
We have moved the Portfolio to a neutral weighting among all sectors with the exception of consumer staples, financial and health care that are slightly underweighted. Our strategy is based on our outlook for a continued improvement in corporate earnings, which generally benefits the more cyclical or value oriented stocks. Such an environment generally does not usually coincide with lower interest rates that tend to benefit the sectors we are underemphasizing.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1999?
We expect corporate earnings to continue to meet or exceed estimates through the remainder of 1999, and thus our strategic outlook going forward remains positive. In our opinion, the improvement in corporate earnings may broaden what has been an extremely narrow market performance. On the other hand, continued earnings growth may also cause interest rates to trend upward in the near term, although we do not expect the move to be significant.

ARE THERE ANY OTHER COMMENTS YOU WOULD LIKE TO MAKE ABOUT THE PORTFOLIO?
We believe that the benefit of investing in this Portfolio was displayed in the month of April when the market made a sharp rotation toward value stocks. As a blended Portfolio, it was able to benefit from this move immediately. The end result was that we were able to maintain the above average returns versus our peers with a lower volatility in relative performance.

James Agostisi
Patricia S. Rossi
Portfolio Managers
Madison Square Advisors, Inc

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

MAINSTAY VP INDEXED EQUITY PORTFOLIO

MARKET RECAP FOR THE SIX-MONTH PERIOD ENDED 6/30/99
A multitude of positive indicators combined to propel stocks of large U.S. companies higher during the six months ended June 30, 1999, extending the remarkable bull market of the past several years. Domestically, economic growth continued to surge. News on the inflation front remained low key. Prices for oil, natural gas, lumber, and copper recovered during the reporting period, while agricultural commodity prices generally declined. Many investors welcomed enhanced stability in global economies.

Within the overall bull market, there were changes among various sectors of the U.S. equity market. In many respects, the first quarter of 1999 was a continuation of recent history. The majority of the equity market's performance was concentrated in a handful of large-capitalization, growth-oriented stocks. During the second quarter of the year, the tide changed rather dramatically. The S&P 500 Index(1) continued to fare well, but long out-of-favor value stocks came roaring back in a spectacular reversal of fortune, as a majority of companies reported corporate earnings in line with or exceeding analysts' expectations. Over the same period, smaller-capitalization U.S. stocks outperformed their larger-cap brethren for the first time in seven quarters.

PORTFOLIO RECAP FOR THE SIX-MONTH PERIOD ENDED 6/30/99
For the six months ended June 30, 1999, the MainStay VP Indexed Equity Portfolio returned 12.15%, which slightly outperformed the average Lipper(2) Variable Products S&P 500 Index objective portfolio, which returned 12.10% for the same period.

S&P 500 INDEX LEADERS
During the first six months of 1999, the outstanding leaders in the electronics-semiconductors sector included, LSI Logic, up 186% and National Semiconductor, up 88%. Oil-related stocks, also a significant element of the S&P 500 Index, returned over 20% through June 30, 1999, as oil prices recovered from their precipitous drop in 1998. Other strong performing sectors of the S&P 500 Index included investment banks/brokers, led by Charles Schwab, up 96%; basic materials/industries, led by Case, up 120%; and telecommunications, led by Sprint, up 147%, and Nextel Communications, up 112%.

Housing-related stocks, a relatively small S&P 500 Index component, was the worst-performing industry sector, struggling as interest rates rose and home-buying activity began to cool. A more material decline came from the drug stocks, which comprise almost 5% of the S&P 500 Index, and declined 7.8%. During the reporting period, McKesson HBOC, down 59%, Rite Aid, down 50%, and Watson Pharmaceuticals, down 44%, fell the furthest within this sector. Other declining industries included: tobacco, especially Philip Morris, down 25%; foods/retail food stores, particularly Albertson's and Safeway, each down 19%; and hospital management companies, with Tenet Healthcare down 29% and Humana down 27%.

The composition of the S&P 500 Index itself remained relatively constant through the first six months of 1999, with just a few changes resulting from corporate actions, such as mergers, spin-offs, and acquisitions.

LOOKING AHEAD
On the whole, the U.S. economy and stock market seem quite healthy as of June 30, 1999. At the same time, we believe that investors should not be lulled into a sense of complacency, overlooking the risks that come with equity investing. Two areas of particular concern are -- inflation and equity valuations.

While inflation appears to be dormant right now, numerous indicators may be harbingers of future inflation in the remainder of the year. Investors should consider that at the end of this period:
- unemployment remains at a thirty-year low,
- economic growth has been inordinately robust in historical terms,
- oil prices are rebounding, and
- troubled Pacific Rim and other emerging market economies appear to have recovered from recent turmoil.

While these new threats to price stability have been absorbed by the bond market through climbing yields, as of June 30(th), the stock market has yet to react. A clearer signal that inflation is rising could have a detrimental effect on stock prices, given the importance of earnings expectations that are priced into the market at the end of this reporting period.

Equity valuations, as measured by price-to-earnings ratios, have continued to climb through June of 1999, even as interest rates have gone up. While past performance is no indication of future results, this pattern has

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

historically implied expectations of strong corporate profitability growth in the years ahead. Disappointing corporate earnings reports may be met with disappointing stock market performance.

Of course, the objective of the MainStay VP Indexed Equity Portfolio is to seek to provide investment results that correspond to the total performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500 Index. As a result, we do not respond to nor evaluate changing market and economic conditions. Nor do we manage according to a given outlook for the equity markets or the economy in general. That said, we feel it is important for investors to diversify their portfolios and to keep focused on their long-term goals despite inevitable short-term volatility in the equity market.

Jefferson C. Boyce
Stephen Killian
Portfolio Managers
Monitor Capital Advisors, Inc.

(1) "Standard and Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation and Standard & Poor's makes no representation regarding the advisability of purchasing the product. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(2) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

Unlike other portfolios that generally seek to beat market averages, often with unpredictable results, index portfolios seek to match the return of their respective indexes.

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

                                    GLOSSARY

ASSET ALLOCATION: The systematic and thoughtful placement of investment dollars into various classes of investments, such as stocks, bonds, real estate, insurance, and cash equivalents.

ASSET-BACKED SECURITIES: Securities backed by loan paper, receivables, or an anticipated income stream from the sale of merchandise or services. The securities are generally originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank letter of credit or by insurance from an institution other than the issuer.

BOTTOM-UP INVESTING: Security selection based on the specific portfolio fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.

BULL MARKET/BEAR MARKET: A bull market occurs when security prices are rising; a bear market occurs when security prices decline. A bullish attitude therefore suggests a positive outlook, while a bearish attitude represents a negative view of the market or the opportunities it may present.

CALL OPTION: A security that gives its holder the right, but not the obligation, to buy 100 shares of common stock at a fixed price (the option's strike price) for a fixed period of time.

CALL RISK: A bondholder's risk that the bond may be redeemed by the issuer prior to maturity.

CAPITALIZATION: The amount of outstanding equity and debt a company has issued. Companies may vary greatly in the amount of equity capital they have raised, and their capitalization may change with new issues or stock repurchases.

COMMERCIAL PAPER: Short-term obligations with maturities ranging from 2 to 270 days issued by banks, corporations, and other borrowers to investors with temporarily idle cash. Such instruments are unsecured and usually discounted, although some are interest-bearing. They can be issued directly -- direct issuers do it that way -- or through brokers equipped to handle the enormous clerical volume involved. Issuers like commercial paper because the maturities are flexible and because the rates are usually marginally lower than bank rates. Investors -- actually lenders, since commercial paper is a form of debt -- like the flexibility and safety of an instrument that is issued only by top-rated concerns and is nearly always backed by bank lines of credit. Both Moody's and Standard & Poor's assign ratings to commercial paper.

COMMODITIES: Bulk goods, such as grains, precious metals, industrial metals, and foods traded on a commodities exchange.

CREDIT RISK: The risk that the issuer of a security may go into bankruptcy or default on payments, causing the investor to lose all or part of the investment.

CYCLICALS (CYCLICAL STOCK): A security or stock that tends to rise quickly with economic upturns and fall quickly when the economy slows. Noncyclical industries, such as food, insurance, and pharmaceuticals, are likely to have more consistent performance regardless of economic changes.

DURATION: A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

EARNINGS PER SHARE: The portion of a company's profit allocated to each share of outstanding common stock.

EMERGING MARKETS: Countries with smaller or more recently established capital markets.

FEDERAL RESERVE BOARD: The seven member governing board of the Federal Reserve System, which is the central bank of the United States. The Board sets policies on reserve requirements, bank regulations, sets the discount rate, tightens or loosens the availability of credit in the economy and regulates the purchase of securities on margin.

FIRST-TIER/SECOND-TIER: Money market instruments in the highest rating category by two or more major rating agencies are called first-tier or top-tier securities, while securities in the second-highest rating category by two or more major rating agencies are referred to as second-tier securities.

FLOATING RATE NOTE: Debt instrument with a variable interest rate. Interest adjustments are made periodically, often every six months, and are tied to a money-market index such as Treasury bill rates. Floating rate notes usually have a maturity of about five years. They provide holders with protection against rises in interest rates, but pay lower yields than fixed rate notes of the same maturity. Also known as a FLOATER.

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

GROSS DOMESTIC PRODUCT (GDP): The total value of goods and services produced in the U.S. economy over a particular period of time, usually one year. The GDP growth rate measures strictly domestic output and is a primary indicator of the status of the economy.

GROWTH VERSUS VALUE: Growth investments typically include stocks with rising prices and positive earnings trends. Value investments typically include equities that are currently trading below their fair market value, even if they have the potential to increase in value over time.

HIGH MULTIPLE ISSUES: Represent the highest price-to-earnings companies in the market. They are considered expensive relative to their earnings.

INFLATION/DEFLATION: Inflation is an increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines. Deflation is a reduction in the cost of goods over time. When deflation occurs, the purchasing power of the dollar increases.

LEVERAGED DERIVATIVES: Financial instrument whose value is based on another security, such as an option, and whose purchase has been financed with credit.

LIQUIDITY: Securities are said to be liquid when they can be easily bought or sold in large volume without substantially affecting their price. Some securities, such as private placements or stocks that have few shares outstanding are considered illiquid either because there are few market participants interested in buying or selling the securities or because purchases and sales may cause wide price swings.

MERGERS AND ACQUISITIONS: A merger is a combination of two companies. An acquisition is the purchase of a company, division, or business unit. Companies that engage in mergers and acquisitions often pay shareholders a premium, or an amount over the current share price, to complete the transaction quickly and under favorable terms.

MORTGAGE-BACKED SECURITIES: Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of underlying fixed- or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).

PREPAYMENT: When mortgage or loan holders repay their obligations before they mature, shortening the stream of interest payments investors receive.

PRICE-TO-BOOK VALUE RATIO: Comparison of a company's market price per share and its book value per share to determine how much above its "real" value the company is selling.

PRICE-TO-EARNINGS RATIO: The price of a stock divided by its earnings per share.

PUT OPTION: A security that gives its holder the right to sell 100 shares of common stock at a fixed price for a fixed period of time.

RESTRUCTURING: Any action designed to improve the overall financial structure, labor relations, or productivity of a company. Restructuring may include such steps as changing management, investing in new plant and equipment, engaging in mergers and acquisitions, or taking other action to increase output or lower costs.

SPIN-OFF: A form of corporate divestiture that results in a subsidiary or division becoming an independent company.

SPLIT ISSUES (SPLIT-RATED ISSUES): Securities rated top tier by one credit rating agency and second tier by another.

SUPPLY AND DEMAND: In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.

In the stock market, an oversupply of a product or service can reduce demand and lower stock prices. When demand increases relative to supply, stock prices may recover.

TIGHTEN/EASE: When the Federal Reserve Board moves to raise interest rates, it is said to be "tightening" or making borrowing more expensive. When it moves to lower rates, it is said to be "easing" or making borrowing more affordable.

TOTAL RETURN: The performance of an investment with all income and capital gains reinvested.

VOLATILITY: Fluctuations in the price of securities or markets, up or down, over a short period of time.

WEIGHTING: The proportion of a portfolio allocated to a specific security, market sector or country, i.e., a portfolio is said to be overweighed in a sector or country when that portion of the portfolio is greater than the

                                       53
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sector's general relationship to the market as a whole or the country's total equities relative to the international equity markets as a whole.

YIELD: The income per share (or current value of a security) paid to investors over a specified period of time as a percentage of the cost of the security. Mutual fund yields are expressed as a percentage of the fund's current price per share.

YIELD CURVE: When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

YIELD SPREAD: The difference in yield between securities in different market sectors, such as government and mortgage-backed securities -- or between different securities in a single sector, such as 2- and 30- year Treasuries or PRIME-1 and PRIME-2 rated commercial paper.

Y2K:  A reference to the Year 2000.

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                                                   MAINSTAY VP SERIES FUND, INC.

                            OFFICERS AND DIRECTORS*
                        Richard M. Kernan, Jr., Chairman,
                          Chief Executive Officer and Director
                        Anne F. Pollack, President,
                          Chief Administrative Officer and Director
                        Michael J. Drabb, Director
                        Jill Feinberg, Director
                        Daniel Herrick, Director
                        Robert D. Rock, Director and Vice President
                        Roman L. Weil, Director
                        John Weisser, Director
                        Anthony W. Polis, Treasurer
                        Sara L. Badler, Secretary
                        Richard D. Levy, Controller

                              INVESTMENT ADVISERS
                        MacKay-Shields Financial Corporation
                        Madison Square Advisors, Inc.
                        Monitor Capital Advisors, Inc.

                                 ADMINISTRATOR
                        New York Life Insurance and Annuity Corporation

                                   CUSTODIANS
                        The Bank of New York
                        The Chase Manhattan Bank, N.A.

                            INDEPENDENT ACCOUNTANTS
                        PricewaterhouseCoopers LLP

* As of June 30, 1999.

The financial information included herein is taken from the records of the Funds without examination by the Funds' independent accountants, who do not express an opinion thereon.

CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1999 (Unaudited)

COMMON STOCKS (96.9%)+
                                    SHARES          VALUE
                                  ------------------------
BANKS (2.0%)
Firstar Corp. ..................      234,700   $    6,571,600
Wells Fargo & Co. ..............      532,700       22,772,925
                                                --------------
                                                    29,344,525
                                                --------------
BROADCAST/MEDIA (3.5%)
Chancellor Media Corp. (a)......      365,200       20,131,650
Clear Channel Communications,
 Inc. (a).......................      357,100       24,617,581
Fox Entertainment Group, Inc.
 (a)............................      300,000        8,081,250
                                                --------------
                                                    52,830,481
                                                --------------
COMMUNICATIONS--EQUIPMENT (7.3%)
Cisco Systems, Inc. (a).........      870,950       56,012,972
Lucent Technologies, Inc. ......      784,800       52,924,950
                                                --------------
                                                   108,937,922
                                                --------------
COMPUTER SOFTWARE & SERVICES
 (8.8%)
America Online, Inc. (a)........       79,000        8,729,500
Compuware Corp. (a).............    1,002,100       31,879,306
Equifax Inc. ...................      408,000       14,560,500
Microsoft Corp. (a).............      583,100       52,588,331
Oracle Corp. (a)................      677,500       25,152,188
                                                --------------
                                                   132,909,825
                                                --------------
COMPUTER SYSTEMS (6.4%)
EMC Corp. (a)...................      807,400       44,407,000
Sun Microsystems, Inc. (a)......      760,600       52,386,325
                                                --------------
                                                    96,793,325
                                                --------------
ELECTRONICS--SEMICONDUCTORS
 (3.0%)
Intel Corp. ....................      432,200       25,715,900
Motorola, Inc. .................      205,600       19,480,600
                                                --------------
                                                    45,196,500
                                                --------------
ENTERTAINMENT (1.5%)
Time Warner, Inc. ..............      313,000       22,536,000
                                                --------------
FINANCIAL--MISCELLANEOUS (5.7%)
Associates First Capital Corp.
 Class A........................      813,000       36,026,063
Citigroup Inc. .................      764,572       36,317,170
Freddie Mac.....................      238,400       13,827,200
                                                --------------
                                                    86,170,433
                                                --------------
HEALTH CARE DISTRIBUTORS (1.7%)
Cardinal Health Inc. ...........      397,650       25,499,306
                                                --------------
HEALTH CARE--DRUGS (6.7%)
Elan Corp. PLC ADR (a)(b).......      568,000       15,762,000
Merck & Co., Inc. ..............      301,000       22,274,000
Pfizer Inc. ....................      195,200       21,423,200
Schering-Plough Corp. ..........      783,500       41,525,500
                                                --------------
                                                   100,984,700
                                                --------------

                                    SHARES          VALUE
                                  ------------------------

HEALTH CARE--MEDICAL PRODUCTS
 (4.7%)
Guidant Corp. ..................      686,400   $   35,306,700
Medtronic Inc. .................      459,800       35,806,925
                                                --------------
                                                    71,113,625
                                                --------------
HEALTH CARE--MISCELLANEOUS
 (2.3%)
Johnson & Johnson...............      355,562       34,845,076
                                                --------------
HOTEL/MOTEL (1.2%)
Carnival Corp. .................      353,600       17,149,600
                                                --------------
HOUSEHOLD PRODUCTS (1.9%)
Colgate-Palmolive Co. ..........      285,100       28,153,625
                                                --------------
INSURANCE (3.2%)
American International Group,
 Inc. ..........................      408,823       47,857,842
                                                --------------
LEISURE TIME (2.2%)
Harley-Davidson, Inc. ..........      601,500       32,706,563
                                                --------------
MANUFACTURING--DIVERSIFIED
 (4.5%)
Tyco International Ltd. ........      718,400       68,068,400
                                                --------------
PERSONAL LOANS (1.7%)
Providian Financial Corp. ......      275,300       25,740,550
                                                --------------
RETAIL (19.2%)
Bed Bath & Beyond, Inc. (a).....      521,600       20,081,600
Circuit City Stores, Inc. ......      329,100       30,606,300
CVS Corp. ......................      602,800       30,818,150
Dollar General Corp. ...........      734,978       21,314,362
Home Depot, Inc. (The)..........      640,300       41,259,331
Kohl's Corp. (a)................      529,000       40,832,188
Kroger Co. (a)..................    1,143,200       31,938,150
Nordstrom, Inc. ................      359,400       12,039,900
Safeway Inc. (a)................      542,900       26,873,550
Staples, Inc. (a)...............    1,075,200       33,264,000
                                                --------------
                                                   289,027,531
                                                --------------
SPECIALIZED SERVICES (4.2%)
Cendant Corp. (a)...............      998,030       20,459,615
IMS Health Inc. ................      637,500       19,921,875
Omnicom Group Inc. .............      281,400       22,512,000
                                                --------------
                                                    62,893,490
                                                --------------
TELECOMMUNICATIONS--LONG
 DISTANCE (3.3%)
MCI WorldCom, Inc. (a)..........      577,388       49,799,715
                                                --------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                    SHARES          VALUE
                                  ------------------------
TELEPHONE (1.9%)
ALLTEL Corp. ...................      393,900   $   28,163,850
                                                --------------
Total Common Stocks
 (Cost $848,081,911)............                 1,456,722,884
                                                --------------
SHORT-TERM
INVESTMENTS (5.5%)
                                    PRINCIPAL
                                       AMOUNT
                                  -----------
COMMERCIAL PAPER (5.5%)
American Express Credit Corp.
 4.92%, due 7/7/99..............  $10,000,000        9,991,789
 5.05%, due 7/12/99.............    8,630,000        8,616,668
Chevron USA Inc.
 4.94%, due 7/8/99..............   10,000,000        9,990,381
 5.10%, due 7/16/99.............   10,195,000       10,173,317
Ford Motor Credit Co.
 5.65%, due 7/1/99..............    9,445,000        9,445,000
General Electric Capital Corp.
 4.95%, due 7/7/99..............    7,300,000        7,293,965
General Electric Co.
 4.99%, due 7/9/99..............   13,235,000       13,220,306
Morgan Stanley Dean Witter Co.
 4.97%, due 7/16/99.............   13,830,000       13,801,305
                                                --------------
Total Short-Term Investments
 (Cost $82,532,731).............                    82,532,731
                                                --------------
Total Investments
 (Cost $930,614,642) (c)........        102.4%   1,539,255,615(d)
Liabilities in Excess of Cash
 and Other Assets...............         (2.4)     (35,839,510)
                                   ----------   --------------
Net Assets......................        100.0%  $1,503,416,105
                                   ==========   ==============

------------
(a) Non-income producing security.
(b) ADR--American Depository Receipt.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At June 30, 1999 net unrealized appreciation was $608,640,973, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $617,727,787 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $9,086,814.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CAPITAL APPRECIATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1999 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $930,614,642).......   $1,539,255,615
Cash...................................              269
Receivables:
  Investment securities sold...........        9,945,000
  Fund shares sold.....................        1,162,997
  Dividends............................          350,733
                                          --------------
        Total assets...................    1,550,714,614
                                          --------------
LIABILITIES:
Payables:
  Investment securities purchased......       46,088,046
  Adviser..............................          418,299
  Administrator........................          232,388
  Custodian............................           32,637
  Directors............................              669
Accrued expenses.......................          526,470
                                          --------------
        Total liabilities..............       47,298,509
                                          --------------
Net assets applicable to outstanding
  shares...............................   $1,503,416,105
                                          ==============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 50 million shares authorized..   $      456,822
Additional paid-in capital.............      864,893,936
Accumulated net investment loss........         (213,086)
Accumulated undistributed net realized
  gain on investments..................       29,637,460
Net unrealized appreciation
  on investments.......................      608,640,973
                                          --------------
Net assets applicable to outstanding
  shares...............................   $1,503,416,105
                                          ==============
Shares of capital stock outstanding....       45,682,223
                                          ==============
Net asset value per share
  outstanding..........................   $        32.91
                                          ==============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1999 (Unaudited)

INVESTMENT INCOME:
Income:
  Dividends............................   $    2,899,806
  Interest.............................        1,105,803
                                          --------------
        Total income...................        4,005,609
                                          --------------
Expenses:
  Advisory.............................        2,408,632
  Administration.......................        1,338,130
  Shareholder communication............          302,720
  Professional.........................           60,062
  Custodian............................           54,881
  Directors............................           29,797
  Miscellaneous........................           24,473
                                          --------------
        Total expenses.................        4,218,695
                                          --------------
Net investment loss....................         (213,086)
                                          --------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Net realized gain on investments.......       29,988,841
Net change in unrealized appreciation
  on investments.......................       68,887,559
                                          --------------
Net realized and unrealized gain
  on investments.......................       98,876,400
                                          --------------
Net increase in net assets resulting
  from operations......................   $   98,663,314
                                          ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CAPITAL APPRECIATION PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1999 (Unaudited) and the year ended December 31, 1998

                                                                   1999             1998
                                                              ----------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income (loss)..............................  $     (213,086)  $    1,057,695
  Net realized gain on investments..........................      29,988,841       10,978,637
  Net change in unrealized appreciation on investments......      68,887,559      308,212,084
                                                              --------------   --------------
  Net increase in net assets resulting from operations......      98,663,314      320,248,416
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income................................              --       (1,091,415)
  From net realized gain on investments.....................              --      (11,013,862)
  In excess of net realized gain on investments.............              --         (351,381)
                                                              --------------   --------------
    Total dividends and distributions to shareholders.......              --      (12,456,658)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares..........................     253,035,815      246,918,825
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............              --       12,456,658
                                                              --------------   --------------
                                                                 253,035,815      259,375,483
  Cost of shares redeemed...................................     (85,147,374)     (93,381,647)
                                                              --------------   --------------
  Increase in net assets derived from capital share
    transactions............................................     167,888,441      165,993,836
                                                              --------------   --------------
Net increase in net assets..................................     266,551,755      473,785,594
NET ASSETS:
Beginning of period.........................................   1,236,864,350      763,078,756
                                                              --------------   --------------
End of period...............................................  $1,503,416,105   $1,236,864,350
                                                              ==============   ==============
Accumulated net investment loss at end of period............  $     (213,086)  $           --
                                                              ==============   ==============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                 SIX MONTHS
                                   ENDED
                                  JUNE 30,                              YEAR ENDED DECEMBER 31
                                   1999*           1998           1997           1996           1995           1994
                                ---------------------------------------------------------------------------------
Net asset value at beginning
  of period...................  $      30.61   $      22.39   $      18.39   $      15.49   $      11.45   $      12.03
                                ------------   ------------   ------------   ------------   ------------   ------------
Net investment income
  (loss)......................         (0.01)          0.03           0.00(a)         0.01          0.06           0.05
Net realized and unrealized
  gain (loss) on
  investments.................          2.31           8.51           4.31           2.90           4.04          (0.58)
                                ------------   ------------   ------------   ------------   ------------   ------------
Total from investment
  operations..................          2.30           8.54           4.31           2.91           4.10          (0.53)
                                ------------   ------------   ------------   ------------   ------------   ------------
Less dividends and
  distributions:
  From net investment
    income....................            --          (0.03)         (0.00)(a)      (0.01)          (0.06)        (0.05)
  From net realized gain
    on investments............            --          (0.29)         (0.31)            --             --             --
                                ------------   ------------   ------------   ------------   ------------   ------------
Total dividends and
  distributions...............            --          (0.32)         (0.31)         (0.01)         (0.06)         (0.05)
                                ------------   ------------   ------------   ------------   ------------   ------------
Net asset value at end of
  period......................  $      32.91   $      30.61   $      22.39   $      18.39   $      15.49   $      11.45
                                ============   ============   ============   ============   ============   ============
Total investment return.......          7.51%(c)      38.14%         23.49%         18.75%         35.78%         (4.38%)
Ratios (to average net
  assets)/ Supplemental Data:
  Net investment income
    (loss)....................         (0.03%)+        0.11%          0.00%(b)       0.09%          0.57%          0.63%
  Net expenses................          0.63%+         0.64%          0.65%          0.73%          0.73%          0.73%
  Expenses (before
    reimbursement)............          0.63%+         0.64%          0.65%          0.75%          0.90%          0.91%
Portfolio turnover rate.......            15%            27%            34%            16%            35%            39%
Net assets at end of period
  (in 000's)..................  $  1,503,416   $  1,236,864   $    763,079   $    503,622   $    244,536   $    113,999

------------
(a)  Less than one cent per share.
(b)  Less than one-hundredth of a percent.
(c)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1999 (Unaudited)


SHORT-TERM
INVESTMENTS (100.1%)+
                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
ASSET-BACKED SECURITY (0.9%)
Bishop's Gate Residential
 Mortgage Trust
 Series 1998-2A Class A1
 5.13%, due 11/22/99 (a)(b)(c)....  $3,000,000   $  3,000,000
                                                 ------------
CERTIFICATES OF DEPOSIT (13.9%)
ABN AMRO New York
 4.94%, due 12/2/99 (c)...........   1,300,000      1,297,752
 5.50%, due 6/5/00 (c)............   2,000,000      1,999,106
Bayerische Landesbank New York
 4.88%, due 7/26/99 (b)(c)........   2,000,000      1,999,856
 5.12%, due 3/21/00 (b)(c)........   2,000,000      1,996,945
Commerzbank AG New York
 4.87%, due 4/10/00 (b)(c)........   2,000,000      1,999,383
 5.01%, due 1/10/00 (b)(c)........   2,000,000      1,999,898
 5.09%, due 2/16/00 (b)(c)........   2,000,000      1,999,575
 5.16%, due 2/25/00 (b)(c)........   2,000,000      1,999,474
Deutsche Bank New York
 5.02%, due 1/11/00 (c)...........   2,000,000      2,000,403
 5.06%, due 2/8/00 (c)............   2,000,000      1,999,589
 5.25%, due 5/18/00 (c)...........   2,000,000      1,996,824
Dresdner Bank AG
 4.95%, due 11/9/99 (c)...........   2,000,000      2,000,194
Nationsbank North America
 4.99%, due 1/11/00 (c)...........   2,000,000      1,999,897
Rabobank Nederland N.V. New York
 4.83%, due 10/6/99 (c)...........   2,000,000      1,999,997
 5.29%, due 5/19/00 (c)...........   2,000,000      1,999,064
 5.60%, due 6/14/00 (c)...........   2,000,000      1,999,083
 5.64%, due 7/30/99 (c)...........   2,000,000      2,000,872
Societe Generale New York
 5.29%, due 3/3/00 (c)............   2,000,000      1,999,093
Svenska Handelsbanken Inc.
 5.23%, due 3/1/00 (c)............   2,000,000      1,999,228
UBS AG Stamford CT
 5.29%, due 3/1/00 (c)............   2,000,000      1,999,540
 5.34%, due 5/30/00 (c)...........   2,000,000      1,999,121
Westdeutsche Landesbank
 4.89%, due 7/7/99 (c)............   2,000,000      1,999,999
 4.90%, due 7/7/99 (c)............   2,000,000      2,000,006
                                                 ------------
                                                   45,284,899
                                                 ------------
COMMERCIAL PAPER (82.5%)
ABN AMRO North America
 Finance Inc.
 5.17%, due 9/2/99................   3,000,000      2,972,857
Abbey National North America
 4.81%, due 7/8/99................   2,000,000      1,998,129
 4.88%, due 9/3/99................   2,000,000      1,982,667
 4.95%, due 8/5/99................   2,000,000      1,990,375

                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
SHORT-TERM
INVESTMENTS (100.1%)+
COMMERCIAL PAPER (Continued)
Alliance & Leicester PLC
 4.84%, due 7/6/99 (a)............  $4,000,000   $  3,997,312
 5.14%, due 11/24/99 (a)..........   3,000,000      2,937,463
 5.20%, due 8/5/99 (a)............   3,000,000      2,984,833
Allianz of America Finance Corp.
 4.81%, due 7/16/99 (a)...........   2,000,000      1,995,992
 4.83%, due 7/12/99 (a)...........   2,000,000      1,997,048
 5.05%, due 9/20/99 (a)...........   2,000,000      1,977,275
Allomon Funding Corp.
 5.05%, due 7/21/99 (a)...........   3,000,000      2,991,583
 5.05%, due 7/28/99 (a)...........   3,000,000      2,988,638
American Express Credit Corp.
 4.95%, due 8/6/99................   3,000,000      2,985,150
 4.97%, due 7/14/99...............   2,165,000      2,161,114
 5.00%, due 7/7/99................   3,000,000      2,997,500
 5.25%, due 7/1/99................   3,000,000      3,000,000
American General Finance Corp.
 4.90%, due 7/30/99...............   2,000,000      1,992,106
 4.96%, due 7/23/99...............   2,000,000      1,993,938
 5.06%, due 8/6/99................   3,000,000      2,984,820
Associates First Capital Corp.
 4.92%, due 7/14/99...............   2,000,000      1,996,447
 5.00%, due 8/16/99...............   2,000,000      1,987,222
 5.05%, due 9/13/99...............   3,000,000      2,968,858
AT&T Corp.
 5.13%, due 7/27/99...............   2,862,000      2,851,396
 5.18%, due 7/15/99...............   3,000,000      2,993,957
BankAmerica Corp.
 4.81%, due 11/3/99...............   2,000,000      1,966,597
 4.82%, due 10/6/99...............   2,000,000      1,974,026
Barclays US Funding Corp.
 4.84%, due 7/6/99................   2,000,000      1,998,656
BCI Funding Corp.
 5.08%, due 8/23/99...............   3,000,000      2,977,563
BellSouth Telecommunications Inc.
 4.85%, due 7/14/99...............   2,000,000      1,996,497
 4.85%, due 7/16/99...............   2,000,000      1,995,958
 4.95%, due 7/20/99...............   2,000,000      1,994,775
 5.11%, due 9/3/99................   3,000,000      2,972,747
 5.20%, due 9/7/99................   3,000,000      2,970,533
Bil North America Inc.
 4.81%, due 7/20/99...............   2,000,000      1,994,923
 4.88%, due 8/13/99...............   2,000,000      1,988,342
British Telecommunications PLC
 4.78%, due 7/26/99...............   2,000,000      1,993,361
BTR Dunlop Finance Inc.
 5.03%, due 7/23/99 (a)...........   3,000,000      2,990,778
Caisse Centrale Desjardins du
 Quebec
 4.81%, due 7/12/99...............   2,000,000      1,997,061
 4.92%, due 10/29/99..............   2,000,000      1,967,867
Chevron USA Inc.
 4.92%, due 7/16/99...............   2,000,000      1,995,900
 5.01%, due 8/2/99................   3,000,000      2,986,640

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY VP SERIES FUND, INC.

SHORT-TERM
INVESTMENTS (CONTINUED)
                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
COMMERCIAL PAPER (Continued)
Cregem North America Inc.
 4.82%, due 7/12/99...............  $2,000,000   $  1,997,054
 4.84%, due 10/25/99..............   2,000,000      1,968,809
 4.87%, due 8/3/99................   2,000,000      1,991,072
Dresdner US Finance Inc.
 5.03%, due 8/9/99................   2,000,000      1,989,102
 5.15%, due 8/11/99...............   2,000,000      1,988,269
Ford Motor Credit Co.
 4.84%, due 7/8/99................   4,000,000      3,996,247
 4.87%, due 7/19/99...............   2,900,000      2,892,938
 4.92%, due 7/26/99...............   2,000,000      1,993,167
Franklin Resources Inc.
 5.05%, due 8/13/99 (a)...........   3,000,000      2,981,904
General Electric Capital Corp.
 4.81%, due 7/13/99...............   2,000,000      1,996,793
 4.81%, due 9/10/99...............   2,000,000      1,981,027
 4.85%, due 7/15/99...............   2,000,000      1,996,228
 4.85%, due 7/28/99...............   2,000,000      1,992,725
Generale Bank Inc.
 4.81%, due 7/9/99................   2,400,000      2,397,435
 4.88%, due 8/2/99................   2,000,000      1,991,324
Goldman Sachs Group L.P. (The)
 4.82%, due 10/28/99..............   2,000,000      1,968,134
 5.10%, due 7/29/99...............   3,000,000      2,988,100
 5.10%, due 9/22/99...............   3,000,000      2,964,725
Halifax PLC
 4.75%, due 7/1/99................   2,000,000      2,000,000
 4.80%, due 10/1/99...............   2,000,000      1,975,467
 5.40%, due 7/8/99................   1,785,000      1,783,126
ING America Insurance Holdings
 Inc. 4.83%, due 9/15/99..........   2,000,000      1,979,607
International Nederlanden (U.S.)
 Funding Corp.
 4.83%, due 7/6/99................   3,000,000      2,997,988
KFW International Finance Inc.
 4.82%, due 7/19/99...............   1,150,000      1,147,229
 5.57%, due 7/1/99................   3,000,000      3,000,000
Merrill Lynch & Co. Inc.
 4.87%, due 7/21/99...............   2,000,000      1,994,589
 4.92%, due 7/14/99...............   2,000,000      1,996,447
 5.00%, due 7/30/99...............   3,000,000      2,987,917
Morgan (J.P.) & Co. Inc.
 4.80%, due 10/15/99..............   2,000,000      1,971,733
 4.82%, due 7/15/99...............   2,000,000      1,996,251
 4.85%, due 8/20/99...............   2,000,000      1,986,528
Morgan Stanley, Dean Witter
 Discover & Co.
 5.00%, due 7/2/99................   3,000,000      2,999,583
 5.00%, due 8/19/99...............   3,000,000      2,979,583
 5.01%, due 8/17/99...............   3,000,000      2,980,378
National Rural Utilities
 Cooperative Finance Corp.
 4.80%, due 7/27/99...............   2,000,000      1,993,067
 4.84%, due 7/26/99...............   2,600,000      2,591,261
 4.85%, due 7/23/99...............   2,000,000      1,994,072
 5.18%, due 8/12/99...............   3,000,000      2,981,870

                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
SHORT-TERM
INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (Continued)
Nationwide Building Society
 4.85%, due 7/27/99...............  $2,000,000   $  1,992,994
 4.86%, due 9/8/99................   2,000,000      1,981,370
Pemex Capital Inc.
 5.13%, due 9/20/99...............   3,000,000      2,965,373
Prudential Finance (Jersey) Ltd.
 4.80%, due 7/15/99...............   2,000,000      1,996,267
Prudential Funding Corp.
 4.85%, due 7/9/99................   2,000,000      1,997,844
 4.86%, due 7/21/99...............   2,400,000      2,393,520
 4.97%, due 7/29/99...............   2,000,000      1,992,269
 5.01%, due 8/4/99................   3,000,000      2,985,805
Quebec (Province of)
 4.75%, due 7/6/99................   2,000,000      1,998,680
 4.82%, due 12/17/99..............   2,000,000      1,954,745
Receivables Capital Corp.
 4.94%, due 7/22/99 (a)...........   2,200,000      2,193,660
 4.94%, due 8/3/99 (a)............   2,000,000      1,990,943
Rio Tinto America Inc.
 4.84%, due 7/2/99 (a)............   2,000,000      1,999,731
 4.92%, due 8/9/99 (a)............   2,000,000      1,989,340
Salomon Smith Barney Holdings Inc.
 4.80%, due 7/19/99...............   2,000,000      1,995,200
 4.89%, due 7/13/99...............   2,000,000      1,996,740
 4.92%, due 7/22/99...............   2,000,000      1,994,260
 5.00%, due 7/21/99...............   2,000,000      1,994,444
San Paolo U.S. Financial Co.
 4.83%, due 8/10/99...............   2,000,000      1,989,267
 5.09%, due 11/17/99..............   2,000,000      1,960,694
Svenska Handelsbanken Inc.
 5.11%, due 9/27/99...............   3,000,000      2,962,527
Transportadora De Gas Del Sur S.A.
 (TGS) 5.12%, due 9/21/99.........   3,000,000      2,965,013
UBS Finance (Delaware) Inc.
 4.81%, due 12/27/99..............   2,325,000      2,269,394
 5.23%, due 7/22/99...............   2,500,000      2,492,373
UNIfunding Inc.
 4.82%, due 7/27/99...............   2,000,000      1,993,038
 4.95%, due 7/9/99................   2,000,000      1,997,800
 5.00%, due 7/9/99................   2,000,000      1,997,778
Wells Fargo & Co.
 4.82%, due 8/11/99...............   2,000,000      1,989,021
 4.83%, due 7/29/99...............   2,000,000      1,992,487
 4.85%, due 7/20/99...............   2,000,000      1,994,881
 5.00%, due 7/28/99...............   2,000,000      1,992,500
 5.00%, due 8/2/99................   2,000,000      1,991,111
Wood Street Funding Corp.
 5.02%, due 8/13/99 (a)...........   2,000,000      1,988,008
 5.04%, due 7/16/99 (a)...........   2,050,000      2,045,695
 5.04%, due 7/26/99 (a)...........   1,542,000      1,536,603
Xerox Corp.
 4.83%, due 7/13/99...............   2,000,000      1,996,780
 5.10%, due 8/10/99...............   3,000,000      2,983,000
                                                 ------------
                                                  268,451,808
                                                 ------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1999 (Unaudited)

SHORT-TERM
INVESTMENTS (CONTINUED)
                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
FEDERAL AGENCY (0.9% )
Federal Home Loan Mortgage Corp.
 (Discount Note)
 5.03%, due 8/16/99...............  $3,000,000   $  2,980,718
                                                 ------------
MEDIUM-TERM NOTES (1.9%)
First Union Corp.
 4.99%, due 7/1/99 (b)(c).........   2,000,000      2,000,000
National Rural Utilities
 Cooperative Finance Corp.
 4.97%, due 9/21/99 (b)(c)........   2,000,000      2,000,000
Xerox Corp., Series F
 5.64%, due 7/14/00 (b)(c)........   2,000,000      1,999,094
                                                 ------------
                                                    5,999,094
                                                 ------------
Total Short-Term Investments
 (Amortized Cost $325,716,519)
 (d)..............................       100.1%   325,716,519
Liabilities in Excess of
 Cash and Other Assets............        (0.1)      (345,994)
                                    ----------   ------------
Net Assets........................       100.0%  $325,370,525
                                    ==========   ============

------------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at June 30, 1999.
(c) Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.

The table below sets forth the diversification of Cash
Management Portfolio investments by industry.

INDUSTRY
DIVERSIFICATION

                               AMORTIZED
                                  COST        PERCENT +
                              -------------------------
Auto Finance................  $  8,882,352        2.7%
Banks #.....................   135,660,782       41.7
Brokerage...................    35,987,329       11.1
Computers & Office Equipment...  3,995,874        1.2
Conglomerates...............     7,966,773        2.4
Consumer Financial
  Services..................    11,143,764        3.4
Domestic Oils...............     4,982,540        1.5
Federal Agency..............     2,980,718        0.9
Finance.....................    66,882,996       20.6
Foreign Government..........     3,953,426        1.2
Insurance...................     8,950,470        2.8
Mortgage Loan...............     3,000,000        0.9
Telecommunication
  Services..................    19,769,225        6.1
Utilities...................    11,560,270        3.6
                               -----------    ---------
                               325,716,519      100.1
Liabilities in Excess of
  Cash and Other Assets.....      (345,994)      (0.1)
                               -----------    ---------
Net Assets..................  $325,370,525      100.0%
                               ===========    =========

------------
+ Percentages indicated are based on Portfolio net assets.
# The Portfolio will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY VP SERIES FUND, INC.
CASH MANAGEMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1999 (Unaudited)

ASSETS:
Investment in securities, at value
  (amortized cost $325,716,519)..........   $325,716,519
Cash.....................................        247,653
Interest receivable......................        889,965
                                            ------------
        Total assets.....................    326,854,137
                                            ------------
LIABILITIES:
Payables:
  Adviser................................         64,125
  Administrator..........................         51,300
  Custodian..............................          9,115
  Directors..............................            284
Accrued expenses.........................         91,515
Dividend payable.........................      1,267,273
                                            ------------
        Total liabilities................      1,483,612
                                            ------------
Net assets applicable to outstanding
  shares.................................   $325,370,525
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 600 million shares authorized...   $  3,253,727
Additional paid-in capital...............    322,116,811
Accumulated net realized loss on
  investments............................            (13)
                                            ------------
Net assets applicable to outstanding
  shares.................................   $325,370,525
                                            ============
Shares of capital stock outstanding......    325,372,662
                                            ============
Net asset value per share outstanding....   $       1.00
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1999 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest...............................   $  6,765,626
                                            ------------
Expenses:
  Advisory...............................        336,172
  Administration.........................        268,938
  Shareholder communication..............         38,925
  Professional...........................         23,311
  Custodian..............................         13,293
  Directors..............................          6,052
  Miscellaneous..........................          7,449
                                            ------------
        Total expenses...................        694,140
                                            ------------
Net investment income....................      6,071,486
                                            ------------
REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments.........            (13)
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  6,071,473
                                            ============


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1999 (Unaudited) and the year ended December 31, 1998

                                                                  1999            1998
                                                              --------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   6,071,486   $   9,018,849
  Net realized gain (loss) on investments...................            (13)          2,765
                                                              -------------   -------------
  Net increase in net assets resulting from operations......      6,071,473       9,021,614
                                                              -------------   -------------
Dividends and distributions to shareholders:
  From net investment income................................     (6,071,486)     (9,018,849)
  From net realized gain on investments.....................           (141)         (2,107)
                                                              -------------   -------------
    Total dividends and distributions to shareholders.......     (6,071,627)     (9,020,956)
                                                              -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares..........................    424,605,548     485,909,046
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............      5,707,240       8,752,871
                                                              -------------   -------------
                                                                430,312,788     494,661,917
  Cost of shares redeemed...................................   (336,494,149)   (403,892,045)
                                                              -------------   -------------
  Increase in net assets derived from capital share
    transactions............................................     93,818,639      90,769,872
                                                              -------------   -------------
Net increase in net assets..................................     93,818,485      90,770,530
NET ASSETS:
Beginning of period.........................................    231,552,040     140,781,510
                                                              -------------   -------------
End of period...............................................  $ 325,370,525   $ 231,552,040
                                                              =============   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                               SIX MONTHS
                                 ENDED
                                JUNE 30,                                 YEAR ENDED DECEMBER 31
                                 1999*              1998           1997           1996           1995           1994
                              -----------------------------------------------------------------------------------
Net asset value at beginning
  of period.................  $       1.00      $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                              ------------      ------------   ------------   ------------   ------------   ------------
Net investment income.......          0.02              0.05           0.05           0.05           0.05           0.04
                              ------------      ------------   ------------   ------------   ------------   ------------
Less dividends:
  From net investment
    income..................         (0.02)            (0.05)         (0.05)         (0.05)         (0.05)         (0.04)
                              ------------      ------------   ------------   ------------   ------------   ------------
Net asset value at end of
  period....................  $       1.00      $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                              ============      ============   ============   ============   ============   ============
Total investment return.....          2.26%(a)          5.18%          5.25%          4.95%          5.59%          3.82%
Ratios (to average net
  assets)/ Supplemental
  Data:
  Net investment income.....          4.52%+            5.05%          5.13%          4.92%          5.44%          3.97%
  Net expenses..............          0.52%+            0.54%          0.54%          0.62%          0.62%          0.62%
  Expenses (before
    reimbursement)..........          0.52%+            0.54%          0.54%          0.64%          0.94%          0.89%
Net assets at end of period
  (in 000's)................  $    325,371      $    231,552   $    140,782   $    118,347   $     87,839   $     71,116

------------
(a)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.


CONVERTIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1999 (Unaudited)

CONVERTIBLE SECURITIES (84.2%)+
BONDS (59.6%)
                                     PRINCIPAL
                                       AMOUNT        VALUE
                                     ---------------------
AUTO PARTS (3.2%)
Mark IV Industries, Inc.
 4.75%, due 11/1/04 (c)............  $1,100,000   $   973,500
MascoTech, Inc.
 4.50%, due 12/15/03...............   1,500,000     1,218,750
                                                  -----------
                                                    2,192,250
                                                  -----------
BANKS (2.4%)
Mitsubishi Bank Ltd. International
 Finance (Bermuda) Trust
 3.00%, due 11/30/02...............   1,500,000     1,691,250
                                                  -----------
BROADCAST/MEDIA (3.2%)
Clear Channel Communications, Inc.
 2.625%, due 4/1/03................     750,000       954,375
News America Holdings, Inc.
 (zero coupon), due 3/11/13........   1,750,000     1,281,875
                                                  -----------
                                                    2,236,250
                                                  -----------
COMPUTER SOFTWARE & SERVICES (2.7%)
PLATINUM Technology International,
 Inc. 6.25%, due 12/15/02..........   1,850,000     1,847,688
                                                  -----------
ELECTRICAL EQUIPMENT (2.3%)
LSI Logic Corp.
 4.25%, due 3/15/04 (c)............   1,000,000     1,625,000
                                                  -----------
ELECTRONICS--COMPONENTS (1.5%)
ASE Test Ltd.
 1.00%, due 7/1/04 (c).............   1,000,000     1,005,000
                                                  -----------
ENERGY (1.5%)
PennzEnergy Co.
 4.90%, due 8/15/08................   1,000,000     1,015,000
                                                  -----------
FINANCE (0.2%)
Belgelec Finance S.A.
 1.50%, due 8/4/04 (c)(q)..........    E167,640       169,645
                                                  -----------
FINANCIAL SERVICES (2.4%)
Salomon Smith Barney Holdings, Inc.
 0.25%, due 6/15/06................   1,500,000     1,668,750
                                                  -----------
HEALTH CARE (7.8%)
Alza Corp.
 5.00%, due 5/1/06.................   1,000,000     1,390,000
Elan Finance Corp. Ltd.
 (zero coupon), due 12/14/18 (c)...   1,500,000       766,875
PhyCor, Inc.
 4.50%, due 2/15/03................   1,400,000     1,053,500

                                     PRINCIPAL
                                       AMOUNT        VALUE
                                     ---------------------
CONVERTIBLE SECURITIES (84.2%)
BONDS (59.6%)
HEALTH CARE (Continued)
Roche Holdings, Inc.
 (zero coupon), due 4/20/10
 (c)(e)............................  $1,500,000   $   849,375
Veterinary Centers of America, Inc.
 5.25%, due 5/1/06.................   1,880,000     1,353,600
                                                  -----------
                                                    5,413,350
                                                  -----------
INVESTMENT BANK/ BROKERAGE (1.5%)
Merrill Lynch & Co., Inc.
 0.25%, due 5/10/06................   1,000,000     1,025,000
                                                  -----------
OIL SERVICES (1.4%)
Loews Corp.
 3.125%, due 9/15/07...............   1,200,000       975,000
                                                  -----------
POLLUTION & RELATED (1.4%)
Waste Management, Inc.
 4.00%, due 2/1/02.................     750,000       986,250
                                                  -----------
PUBLISHING (2.4%)
World Color Press, Inc.
 6.00%, due 10/1/07................   1,775,000     1,679,594
                                                  -----------
REAL ESTATE (0.2%)
Macerich Co.
 7.25%, due 12/15/02 (d)...........     135,000       126,900
                                                  -----------
RESTAURANTS & LODGING (0.0%) (b)
Boston Chicken, Inc.
 (zero coupon), due 6/1/15
 (e)(f)............................   6,643,000        33,215
                                                  -----------
RETAIL STORES (2.4%)
Home Depot, Inc.
 3.25%, due 10/1/01................     300,000       839,250
Office Depot, Inc.
 (zero coupon), due 11/1/08........   1,000,000       842,500
                                                  -----------
                                                    1,681,750
                                                  -----------
SEMICONDUCTOR EQUIPMENT (1.1%)
Integrated Process Equipment Corp.
 6.25%, due 9/15/04................   1,000,000       773,750
                                                  -----------
SEMICONDUCTORS (4.7%)
Amkor Technologies, Inc.
 5.75%, due 5/1/03.................   1,300,000     1,301,625
Cypress Semiconductor Corp.
 6.00%, due 10/1/02................   2,000,000     1,952,500
                                                  -----------
                                                    3,254,125
                                                  -----------
SOFTWARE (0.5%)
System Software Associates, Inc.
 7.00%, due 9/15/02................   1,000,000       350,000
                                                  -----------


------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CONVERTIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1999 (Unaudited)

BONDS (CONTINUED)
                                     PRINCIPAL
                                       AMOUNT        VALUE
                                     ---------------------
SPECIALIZED SERVICES (1.4%)
CUC International, Inc.
 3.00%, due 2/15/02................  $1,000,000   $   960,000
                                                  -----------
STEEL, ALUMINUM & OTHER METALS
 (0.6%)
Coeur d'Alene Mines Corp.
 7.25%, due 10/31/05 (c)...........     700,000       427,000
                                                  -----------
TECHNOLOGY (3.5%)
Adaptec, Inc.
 4.75%, due 2/1/04.................   2,500,000     2,412,500
                                                  -----------
TELECOMMUNICATION SERVICES (10.7%)
Bell Atlantic Financial Services,
 Inc.
 4.50%, due 9/15/05 (c)............   1,000,000     1,026,250
 5.75%, due 4/1/03 (c).............     850,000       859,562
Gilat Satellite Networks Ltd.
 6.50%, due 6/3/04 (g).............   1,000,000     1,376,466
Global TeleSystems Group
 5.75%, due 7/1/10 (d).............     450,000       712,766
Nextel Communications, Inc.
 4.75%, due 7/1/07 (c).............     750,000       888,750
Rogers Communications, Inc.
 2.00%, due 11/26/05 (g)...........   2,000,000     1,547,500
Telefonos de Mexico S.A.
 4.25%, due 6/15/04 (g)............   1,000,000     1,032,500
                                                  -----------
                                                    7,443,794
                                                  -----------
TRANSPORTATION (0.6%)
At Home Corp.
 0.5246%, due 12/28/18 (c).........     500,000       403,750
                                                  -----------
Total Bonds
 (Cost $41,770,225)................                41,396,811
                                                  -----------

PREFERRED STOCKS (24.6%)
                                       SHARES
                                     ----------
AUTO PARTS (1.1%)
Tower Automotive Capital Trust
 6.75%.............................      15,000       761,250
                                                  -----------
BROADCAST/MEDIA (1.5%)
Comcast Corp.
 3.35%.............................      12,000     1,039,500
                                                  -----------
COMPUTERS & OFFICE EQUIPMENT (0.8%)
Trikon Technologies, Inc.
 8.125%, Series H (h)..............     112,288       168,431
                                       SHARES        VALUE
                                     ---------------------
COMPUTERS & OFFICE EQUIPMENT
 (Continued)
Unisys Corp.
 $3.75, Series A...................       6,253   $   407,227
                                                  -----------
                                                      575,658
                                                  -----------
CONGLOMERATES (1.2%)
Carriage Services Capital Trust
 7.00% (c).........................      15,000       834,375
                                                  -----------
DISTRIBUTION/WHOLESALE (0.8%)
Owens & Minor Trust I
 5.375%, Series A..................      15,000       543,750
                                                  -----------
ENERGY (0.4%)
Unocal Capital Trust
 6.25%.............................       5,000       278,750
                                                  -----------
ENTERTAINMENT (1.4%)
Seagram Co. Ltd.
 7.50%.............................      20,000       998,750
                                                  -----------
FOOD (2.0%)
Suiza Capital Trust II
 5.50%.............................      37,000     1,406,000
                                                  -----------
FOOD, BEVERAGE & TOBACCO (0.7%)
Chiquita Brands International, Inc.
 $3.75, Series B...................      11,000       462,000
                                                  -----------
MACHINERY (0.2%)
Ingersoll-Rand Co.
 6.75%.............................       4,000       120,000
                                                  -----------
NATURAL GAS DISTRIBUTORS &
 PIPELINES (1.4%)
El Paso Energy Capital Trust I
 4.75%.............................      19,000       940,500
                                                  -----------
OIL & GAS--EXPLORATION & PRODUCTION
 (1.3%)
Apache Corp.
 6.50% (i).........................      25,000       925,000
                                                  -----------
PAPER & FOREST PRODUCTS (1.4%)
International Paper Co.
 5.25%.............................      18,000       972,000
                                                  -----------
PUBLISHING (1.5%)
Tribune Co.
 2.00% (j).........................       3,000       374,250
 6.25%.............................      23,000       646,875
                                                  -----------
                                                    1,021,125
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY VP SERIES FUND, INC.

PREFERRED STOCKS (CONTINUED)
                                       SHARES        VALUE

                                     ---------------------
REAL ESTATE (4.7%)
General Growth Properties, Inc.
 7.25% (k)(l)......................      85,000   $ 2,040,000
Glenborough Realty Trust, Inc.
 7.75%, Series A...................      65,000     1,235,000
                                                  -----------
                                                    3,275,000
                                                  -----------
SOFTWARE (1.4%)
Microsoft Corp.
 $2.196, Series A..................      10,000       999,375
                                                  -----------
SPECIALIZED SERVICES (0.9%)
Cendant Corp.
 7.50%.............................      17,000       585,438
                                                  -----------
TELECOMMUNICATION SERVICES (1.9%)
Adelphia Communications Corp.
 5.50%, Series D...................       3,500       674,187
Global TeleSystems Group, Inc.
 7.25% (c).........................       5,000       332,500
Winstar Communications, Inc.
 6.00%, Series A (h)...............       5,871       307,494
                                                  -----------
                                                    1,314,181
                                                  -----------
Total Preferred Stocks
 (Cost $17,229,403)................                17,052,652
                                                  -----------
Total Convertible Securities
 (Cost $58,999,628)................                58,449,463
                                                  -----------
       COMMON STOCKS (7.3%)
COMPUTER SYSTEMS (0.6%)
Comdisco, Inc. ....................      16,000       410,000
                                                  -----------
COMPUTERS & OFFICE EQUIPMENT (0.8%)
America Online, Inc. (a)...........       1,000       110,500
Trikon Technologies, Inc. (a)......   1,897,326       246,652
Unisys Corp. (a)...................       4,764       185,498
                                                  -----------
                                                      542,650
                                                  -----------
DOMESTIC OIL & GAS (0.6%)
Enron Oil & Gas Co. ...............      20,800       421,200
                                                  -----------
ELECTRONICS (1.7%)
Analog Devices, Inc. (a)...........      10,000       501,875
Flextronics International Ltd.
 (a)...............................       7,000       388,500
Jabil Circuit, Inc. (a)............       7,000       315,875
                                                  -----------
                                                    1,206,250
                                                  -----------
FINANCE (1.0%)
S&P 500 Depository Receipt.........       5,000       684,610
                                                  -----------
INSURANCE (1.0%)
American International Group,
 Inc. .............................       5,853       685,167
                                                  -----------

                                       SHARES        VALUE
                                     ---------------------

OIL GAS & DRILLING (0.8%)
BJ Services Co. (a)................      20,000   $   588,750
                                                  -----------
STEEL (0.8%)
AK Steel Holding Corp. ............      25,000       562,500
                                                  -----------
Total Common Stocks
 (Cost $5,567,559).................                 5,101,127
                                                  -----------

      PREFERRED STOCK (0.3%)
MINING (0.3%)
Freeport-McMoRan Copper &
 Gold, Inc. Series Silver (m)(n)...      15,000       211,875
                                                  -----------
Total Preferred Stock
 (Cost $255,750)...................                   211,875
                                                  -----------
Total Long-Term Investments
 (Cost $64,822,937)................                63,762,465
                                                  -----------
SHORT-TERM
INVESTMENTS (7.6%)
                                     PRINCIPAL
                                       AMOUNT
                                     ----------
COMMERCIAL PAPER (7.6%)
American Express Credit Corp.
 4.92%, due 7/7/99.................  $2,000,000     1,998,357
Ford Motor Credit Corp.
 5.65%, due 7/1/99.................     590,000       590,000
Wells Fargo Co.
 5.06%, due 7/14/99................   2,660,000     2,655,136
                                                  -----------
Total Short-Term Investments
 (Cost $5,243,493).................                 5,243,493
                                                  -----------
Total Investments
 (Cost $70,066,430) (o)............        99.4%   69,005,958(p)
Cash and Other Assets,
 Less Liabilities..................         0.6       436,008
                                      ---------     ---------
Net Assets.........................       100.0%  $69,441,966
                                      =========     =========

------------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d) Eurobond--bond denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used.
(e) LYON-Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CONVERTIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1999 (Unaudited)

------------
(f)  Issuer in bankruptcy.
(g)  Yankee bond.
(h) PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(i)  Depository Shares--each share represents 0.02 shares of preferred stock.
(j)  PHONES--Participation Hybrid Option Note Exchangeable Security.
(k)  PIERS--Preferred Income Equity Redeemable Stock.
(l) Depository Shares--each share represents 0.025 shares of 7.25% Preferred Income Equity Redeemable Stock, Series A.
(m) Depository Shares-each share represents 0.025 shares of silver denominated preferred stock.
(n)  Dividend equals U.S. dollar equivalent of 0.04125 oz. of silver per share.
(o) The cost stated also represents the aggregate cost for Federal income tax purposes.
(p) At June 30, 1999 net unrealized depreciation was $1,060,472, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $4,686,775 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $5,747,247.
(q)  E--Euro.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY VP SERIES FUND, INC.

CONVERTIBLE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1999 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $70,066,430)..........   $ 69,005,958
Cash.....................................          1,554
Receivables:
  Investment securities sold.............        762,538
  Dividends and interest.................        463,163
  Fund shares sold.......................         60,336
                                            ------------
        Total assets.....................     70,293,549
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........        762,795
  Adviser................................         20,063
  Custodian..............................         16,993
  Administrator..........................         11,146
Accrued expenses.........................         40,586
                                            ------------
        Total liabilities................        851,583
                                            ------------
Net assets applicable to outstanding
  shares.................................   $ 69,441,966
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $     57,040
Additional paid-in capital...............     61,237,571
Accumulated undistributed net investment
  income.................................      1,511,219
Accumulated undistributed net realized
  gain on investments....................      7,696,608
Net unrealized depreciation on
  investments............................     (1,060,472)
                                            ------------
Net assets applicable to outstanding
  shares.................................   $ 69,441,966
                                            ============
Shares of capital stock outstanding......      5,703,969
                                            ============
Net asset value per share outstanding....   $      12.17
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1999 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest...............................   $  1,287,748
  Dividends..............................        484,040
                                            ------------
        Total income.....................      1,771,788
                                            ------------
Expenses:
  Advisory...............................        113,050
  Administration.........................         62,806
  Professional...........................         20,793
  Custodian..............................         16,957
  Shareholder communication..............          6,966
  Directors..............................          1,339
  Portfolio pricing......................            871
  Miscellaneous..........................          6,043
                                            ------------
        Total expenses...................        228,825
                                            ------------
Net investment income....................      1,542,963
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.........      7,705,695
Net change in unrealized depreciation on
  investments............................      1,421,274
                                            ------------
Net realized and unrealized gain on
  investments............................      9,126,969
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 10,669,932
                                            ============


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CONVERTIBLE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1999 (Unaudited) and the year ended December 31, 1998

                                                                  1999           1998
                                                              ---------------------------
INCREASE IN NET ASSETS:

Operations:
  Net investment income.....................................  $  1,542,963   $  2,646,321
  Net realized gain on investments..........................     7,705,695        995,633
  Net change in unrealized depreciation on investments......     1,421,274     (2,011,586)
                                                              ------------   ------------
  Net increase in net assets resulting from operations......    10,669,932      1,630,368
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income................................       (31,744)    (2,714,731)
  From net realized gain on investments.....................      (430,226)    (1,877,278)
                                                              ------------   ------------
    Total dividends and distributions to shareholders.......      (461,970)    (4,592,009)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................     5,144,169     21,700,659
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............       461,970      4,592,009
                                                              ------------   ------------
                                                                 5,606,139     26,292,668
  Cost of shares redeemed...................................    (4,082,859)    (5,388,586)
                                                              ------------   ------------
  Increase in net assets derived from capital share
    transactions............................................     1,523,280     20,904,082
                                                              ------------   ------------
Net increase in net assets..................................    11,731,242     17,942,441
NET ASSETS:
Beginning of period.........................................    57,710,724     39,768,283
                                                              ------------   ------------
End of period...............................................  $ 69,441,966   $ 57,710,724
                                                              ============   ============
Accumulated undistributed net investment income at end of
  period....................................................  $  1,511,219   $         --
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                      OCTOBER 1,
                                                       SIX MONTHS                                      1996 (a)
                                                          ENDED                 YEAR ENDED             THROUGH
                                                        JUNE 30,               DECEMBER 31           DECEMBER 31,
                                                          1999*            1998           1997           1996
                                                       ----------------------------------------------------------
Net asset value at beginning of period...............  $    10.33       $     10.76   $     10.27    $     10.00
                                                       -----------      -----------   -----------    -----------
Net investment income................................        0.27              0.51          0.44           0.10
Net realized and unrealized gain (loss) on
  investments........................................        1.66             (0.02)         1.12           0.29
                                                       -----------      -----------   -----------    -----------
Total from investment operations.....................        1.93              0.49          1.56           0.39
                                                       -----------      -----------   -----------    -----------
Less dividends and distributions:
  From net investment income.........................       (0.01)            (0.52)        (0.44)         (0.10)
  From net realized gain on investments..............       (0.08)            (0.40)        (0.63)         (0.02)
                                                       -----------      -----------   -----------    -----------
Total dividends and distributions....................       (0.09)            (0.92)        (1.07)         (0.12)
                                                       -----------      -----------   -----------    -----------
Net asset value at end of period.....................  $    12.17       $     10.33   $     10.76    $     10.27
                                                       ===========      ===========   ===========    ===========
Total investment return..............................       18.62%(b)          4.49%        15.43%          3.89%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income..............................        4.91%+            5.19%         5.13%          5.14%+
  Net expenses.......................................        0.73%+            0.72%         0.73%          0.73%+
  Expenses (before reimbursement)....................        0.73%+            0.72%         0.78%          1.46%+
Portfolio turnover rate..............................         105%              209%          217%            15%
Net assets at end of period (in 000's)...............  $   69,442       $    57,711   $    39,768    $    15,464

------------
(a)   Commencement of Operations.
(b)   Total return is not annualized.
 +    Annualized.
 *    Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.


GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1999 (Unaudited)

LONG-TERM BONDS (87.6%)+
ASSET-BACKED SECURITIES (3.2%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
AIRPLANE LEASES (0.8%)
AerCo Ltd.
 Series 1A Class A1
 5.1775%, due 7/15/23 (d)........  $   575,000   $    573,850
Morgan Stanley Aircraft Finance
 Series 1 Class A1
 5.1975%, due 3/15/23 (a)(d).....      825,000        823,903
                                                 ------------
                                                    1,397,753
                                                 ------------
CONSUMER LOANS (0.1%)
GreenTree Recreational
 Equipment & Consumer Trust
 Series 1996-C Class A1
 5.2275%, due 10/15/17 (c)(d)....      115,747        115,677
                                                 ------------

CREDIT CARD RECEIVABLES (0.7%)
Citibank Credit Card Master Trust
 I
 Series 1999-1 Class A
 5.50%, due 2/15/06 (c)..........    1,290,000      1,242,580
                                                 ------------
EQUIPMENT LOANS (1.0%)
Case Equipment Loan Trust
 Series 1999-A Class A4
 5.77%, due 8/15/05 (c)..........    1,360,000      1,337,764
Newcourt Equipment Trust
 Securities
 Series 1998-1 Class A3
 5.24%, due 12/20/02 (c)(d)......      410,000        405,187
                                                 ------------
                                                    1,742,951
                                                 ------------
HOME EQUITY LOANS (0.6%)
Saxon Asset Securities Trust
 Series 1997-3 Class AF1
 5.2525%, due 10/25/20 (c)(d)....      110,510        110,488
Southern Pacific Secured Assets
 Corp.
 Series 1997-1 Class A1
 5.1225%, due 4/25/27 (c)(d).....      838,511        836,666
                                                 ------------
                                                      947,154
                                                 ------------
Total Asset-Backed Securities
 (Cost $5,523,215)...............                   5,446,115
                                                 ------------
MORTGAGE-BACKED SECURITIES (5.9%)
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (5.9%)
Asset Securitization Corp.
 Series 1997-MD7 Class A1B
 7.41%, due 1/13/30 (c)..........    2,610,000      2,670,186
DLJ Commercial Mortgage Corp.
 Series 1999-CG2 Class A1A
 6.88%, due 6/10/32 (c)..........    1,535,000      1,554,034

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
LONG-TERM BONDS (87.6%)
ASSET-BACKED SECURITIES (3.2%)
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE
 OBLIGATIONS) (Continued)
LB Commercial Conduit
 Mortgage Trust
 Series 1998-C4 Class A1B
 6.21%, due 10/15/08 (c).........  $ 1,455,000   $  1,386,528
 Series 1999-C1 Class A2
 6.78%, due 4/15/09 (c)..........    1,470,000      1,453,301
Merrill Lynch Mortgage Investors,
 Inc.
 Series 1995-C2 Class A1
 7.1752%, due 6/15/21 (c)(d).....      438,235        440,457
Morgan Stanley Capital I
 Series 1998-HF2 Class A1
 6.01%, due 11/15/30 (c).........      480,534        468,438
Nationslink Funding Corp.
 Series 1999-1 Class A2
 6.316%, due 11/20/08 (c)........    1,985,000      1,905,481
                                                 ------------
Total Mortgage-Backed Securities
 (Cost $10,001,478)..............                   9,878,425
                                                 ------------
U.S. GOVERNMENT &
FEDERAL AGENCIES (78.5%)
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (13.1%)
 5.125%, due 2/13/04 (e).........   13,375,000     12,815,390
 5.375%, due 3/15/02.............    2,630,000      2,597,677
 5.625%, due 3/15/01.............    3,000,000      2,998,050
 6.375%, due 6/15/09 (e).........    3,450,000      3,433,543
                                                 ------------
                                                   21,844,660
                                                 ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE PASS-
 THROUGH SECURITIES) (31.1%)
 6.50%, due 5/1/13 - 4/1/29
 (c).............................   27,857,666     27,052,391
 7.00%, due 12/1/12..............      651,145        654,909
 7.00%, due 9/15/29 TBA (b)......    8,365,000      8,272,232
 7.50%, due 7/14/29 TBA (b)......   15,925,000     16,143,969
                                                 ------------
                                                   52,123,501
                                                 ------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION I (MORTGAGE
 PASS-THROUGH SECURITIES) (4.5%)
 7.00%, due 7/15/25 - 9/15/28
 (c).............................    3,776,519      3,742,046
 7.00%, due 8/24/29 TBA (b)......    1,950,000      1,928,062
 8.00%, due 11/15/28 (c).........    1,753,782      1,807,500
                                                 ------------
                                                    7,477,608
                                                 ------------
UNITED STATES TREASURY BONDS
 (13.8%)
 5.25%, due 11/15/28 (e).........      540,000        478,662
 7.625%, due 2/15/25 (e).........    7,125,000      8,404,151
 8.875%, due 8/15/17 (e).........    7,140,000      9,121,350
 9.25%, due 2/15/16 (e)..........    3,900,000      5,079,750
                                                 ------------
                                                   23,083,913
                                                 ------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1999 (Unaudited)

U.S. GOVERNMENT &
FEDERAL AGENCIES (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
UNITED STATES TREASURY NOTES
 (16.0%)
 5.50%, due 5/15/09 (e)..........  $ 8,830,000   $  8,625,762
 6.25%, due 2/28/02 (e)..........    8,740,000      8,871,100
 6.625%, due 5/15/07 (e).........    4,695,000      4,889,420
 6.875%, due 5/15/06.............    4,165,000      4,384,954
                                                 ------------
                                                   26,771,236
                                                 ------------
Total U.S. Government &
 Federal Agencies
 (Cost $134,865,567).............                 131,300,918
                                                 ------------
Total Long-Term Bonds
 (Cost $150,390,260).............                 146,625,458
                                                 ------------
SHORT-TERM
INVESTMENTS (22.2%)
FEDERAL AGENCIES (22.2%)
Federal Home Loan Bank
 Discount Note
 4.49%, due 7/1/99...............   12,155,000     12,155,000
 4.92%, due 7/21/99..............    7,360,000      7,339,863
 4.99%, due 7/23/99..............    5,000,000      4,984,740
Federal Mortgage Corp. Discount
 Note 4.84%, due 7/29/99.........    3,890,000      3,875,331
 4.86%, due 7/23/99..............    3,590,000      3,579,318
Federal National Mortgage
 Association
 4.86%, due 7/15/99..............    5,275,000      5,265,010
                                                 ------------
Total Short-Term Investments
 (Cost $37,199,262)..............                  37,199,262
                                                 ------------
Total Investments (Cost
 $187,589,522) (f)...............        109.8%   183,824,720(g)
Liabilities in Excess of
 Cash and Other Assets...........         (9.8)   (16,354,990)
                                    ----------   ------------
Net Assets.......................        100.0%  $167,469,730
                                    ==========   ============

------------
(a) May be sold to institutional investors only.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(c) Segregated or partially segregated as collateral for TBA.
(d) Floating rate. Rate shown is the rate in effect at June 30, 1999.
(e) Represent securities out on loan or a portion of which is out on loan. (See
    Note 2J).
(f) The cost for Federal income tax purposes is $187,703,185.
(g) At June 30, 1999 net unrealized depreciation was $3,878,465, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $89,540 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,968,005.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY VP SERIES FUND, INC.
GOVERNMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1999 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $187,589,522).........   $183,824,720
Collateral held for securities loaned, at
  value..................................     43,616,955
Receivables:
  Investment securities sold.............     23,819,500
  Interest...............................      1,679,442
  Fund shares sold.......................          7,362
                                            ------------
        Total assets.....................    252,947,979
                                            ------------
LIABILITIES:
Securities lending collateral, at
  value..................................     43,616,955
Payables:
  Investment securities purchased........     41,546,294
  Fund shares redeemed...................        156,105
  Adviser................................         40,868
  Custodian..............................         37,517
  Administrator..........................         27,245
  Directors..............................            155
Accrued expenses.........................         53,110
                                            ------------
        Total liabilities................     85,478,249
                                            ------------
Net assets applicable to outstanding
  shares.................................   $167,469,730
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 50 million shares authorized....   $    166,139
Additional paid-in capital...............    170,643,806
Accumulated undistributed net investment
  income.................................      4,312,358
Accumulated net realized loss on
  investments............................     (3,887,771)
Net unrealized depreciation on
  investments............................     (3,764,802)
                                            ------------
Net assets applicable to outstanding
  shares.................................   $167,469,730
                                            ============
Shares of capital stock outstanding......     16,613,911
                                            ============
Net asset value per share outstanding....   $      10.08
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1999 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest...............................   $  4,762,506
                                            ------------
Expenses:
  Advisory...............................        228,786
  Administration.........................        152,524
  Professional...........................         24,591
  Shareholder communication..............         20,851
  Custodian..............................         12,889
  Directors..............................          3,318
  Portfolio pricing......................          1,106
  Miscellaneous..........................          6,083
                                            ------------
        Total expenses...................        450,148
                                            ------------
Net investment income....................      4,312,358
                                            ------------
REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS:
Net realized loss on investments.........     (2,872,588)
Net change in unrealized appreciation on
  investments............................     (4,262,147)
                                            ------------
Net realized and unrealized loss on
  investments............................     (7,134,735)
                                            ------------
Net decrease in net assets resulting from
  operations.............................   $ (2,822,377)
                                            ============


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GOVERNMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1999 (Unaudited) and the year ended December 31, 1998

                                                                  1999           1998
                                                              ------------------------
INCREASE IN NET ASSETS:

Operations:
  Net investment income.....................................  $  4,312,358   $  4,997,110
  Net realized gain (loss) on investments...................    (2,872,588)     3,761,974
  Net change in unrealized appreciation on investments......    (4,262,147)    (1,193,654)
                                                              ------------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    (2,822,377)     7,565,430
                                                              ------------   ------------
Dividends to shareholders:
  From net investment income................................            --     (4,979,006)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................    61,708,187     58,973,999
  Net asset value of shares issued to shareholders in
    reinvestment of dividends...............................            --      4,979,006
                                                              ------------   ------------
                                                                61,708,187     63,953,005
  Cost of shares redeemed...................................   (10,436,974)   (21,273,046)
                                                              ------------   ------------
  Increase in net assets derived from capital share
    transactions............................................    51,271,213     42,679,959
                                                              ------------   ------------
Net increase in net assets..................................    48,448,836     45,266,383
NET ASSETS:
Beginning of period.........................................   119,020,894     73,754,511
                                                              ------------   ------------
End of period...............................................  $167,469,730   $119,020,894
                                                              ============   ============
Accumulated undistributed net investment income at end of
  period....................................................  $  4,312,358   $         --
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                              SIX MONTHS
                                ENDED
                               JUNE 30,                                    YEAR ENDED DECEMBER 31
                                1999*                 1998           1997           1996           1995           1994
                             ---------------------------------------------------------------------------------------------
Net asset value at
  beginning of period......  $      10.27         $       9.83   $       9.59   $      10.01   $       9.21   $      10.15
                             ------------         ------------   ------------   ------------   ------------   ------------
Net investment income......          0.26                 0.45           0.67           0.65           0.75           0.75
Net realized and unrealized
  gain (loss) on
  investments..............         (0.45)                0.44           0.24          (0.42)          0.80          (0.94)
                             ------------         ------------   ------------   ------------   ------------   ------------
Total from investment
  operations...............         (0.19)                0.89           0.91           0.23           1.55          (0.19)
                             ------------         ------------   ------------   ------------   ------------   ------------
Less dividends:
  From net investment
    income.................            --                (0.45)         (0.67)         (0.65)         (0.75)         (0.75)
                             ------------         ------------   ------------   ------------   ------------   ------------
Net asset value at end of
  period...................  $      10.08         $      10.27   $       9.83   $       9.59   $      10.01   $       9.21
                             ============         ============   ============   ============   ============   ============
Total investment return....         (1.82%)(a)            9.00%          9.48%          2.28%         16.72%         (1.84%)
Ratios (to average net
  assets)/ Supplemental
  Data:
  Net investment income....          5.65%+               5.50%          6.71%          6.66%          7.80%          8.16%
  Net expenses.............          0.59%+               0.63%          0.63%          0.67%          0.67%          0.67%
  Expenses (before
    reimbursement).........          0.59%+               0.63%          0.63%          0.71%          0.82%          0.87%
Portfolio turnover rate....           159%                 405%           345%           304%           592%           483%
Net assets at end of period
  (in 000's)...............  $    167,470         $    119,021   $     73,755   $     73,123   $     64,812   $     61,641

------------
(a)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.


HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1999 (Unaudited)


LONG-TERM BONDS (84.8%)+
ASSET-BACKED SECURITY (1.4%)
                                  PRINCIPAL
                                    AMOUNT          VALUE
                                --------------------------
ELECTRIC UTILITIES (1.4%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17 (c)........  $    9,615,000   $  9,446,738
                                                 ------------
Total Asset-Backed Security
 (Cost $9,615,000)............                      9,446,738
                                                 ------------
CONVERTIBLE BONDS (5.4%)
CELLULAR TELEPHONE (1.2%)
Metro Pacific Capital Ltd.
 2.50%, due 4/11/03 (d).......       7,630,000      7,916,125
                                                 ------------
CONGLOMERATES (0.8%)
First Pacific Capital Ltd.
 2.00%, due 3/27/02 (d).......       3,050,000      3,057,625
Loxley Public Co. Ltd.
 2.50%, due 4/4/01 (d)(g).....       3,250,000        910,000
 3.50%, due 4/20/05 (d)(g)....       3,103,000        961,930
                                                 ------------
                                                    4,929,555
                                                 ------------
DRUGS (0.2%)
Dura Pharmaceuticals, Inc.
 3.50%, due 7/15/02...........       2,100,000      1,596,000
                                                 ------------
FOOD, BEVERAGE & TOBACCO
 (0.4%)
Triarc Consumer
 Products Group, L.L.C.
 (zero coupon), due 2/9/18....      10,550,000      2,584,750
                                                 ------------
MINING (1.2%)
Agnico-Eagle Mines Ltd.
 3.50%, due 1/27/04 (t).......       2,615,000      1,601,688
TVX Gold, Inc.
 5.00%, due 3/28/02...........       7,390,000      5,912,000
                                                 ------------
                                                    7,513,688
                                                 ------------
TECHNOLOGY (1.1%)
Cirrus Logic, Inc.
 6.00%, due 12/15/03..........      10,810,000      7,458,900
                                                 ------------
TELECOMMUNICATION SERVICES
 (0.5%)
Technology Resources
 Industries Berhad
 (zero coupon), due
 10/31/04.....................       3,500,000      2,625,000
 2.75%, due 11/28/04 (d)......         980,000        793,800
                                                 ------------
                                                    3,418,800
                                                 ------------
Total Convertible Bonds
 (Cost $37,870,622)...........                     35,417,818
                                                 ------------

                                  PRINCIPAL
                                    AMOUNT          VALUE
                                --------------------------
CORPORATE BONDS (60.9%)
ASSET-BACKED SECURITY (1.4%)
AEROSPACE (0.9%)
Pacific Aerospace &
 Electronics, Inc.
 11.25%, due 8/1/05...........  $    8,190,000   $  6,142,500
                                                 ------------
AUTO MANUFACTURING (0.9%)
Titan Tire Corp.
 7.00%, due 2/11/00 (e).......       6,000,000      5,955,000
                                                 ------------
BANKS (2.5%)
B.F. Saul Real Estate
 Investment Trust
 Series B
 9.75%, due 4/1/08............       7,685,000      7,147,050
Fuji JGB Inv. L.L.C. Pfd.
 Series A
 9.87%, due 12/31/49
 10.8073%, beginning 6/30/08
 (c)..........................       1,470,000      1,278,900
Local Financial Corp.
 11.00%, due 9/8/04...........       3,030,000      3,136,050
Tokai Preferred Capital Co.
 L.L.C.
 9.98%, due 12/29/49
 11.0914%, beginning 6/30/08
 (c)(d).......................       5,200,000      4,784,000
                                                 ------------
                                                   16,346,000
                                                 ------------
BUILDING MAINTENANCE &
 SERVICES (1.4%)
Building One Services Corp.
 10.50%, due 5/1/09 (c).......       9,750,000      9,311,250
                                                 ------------
BUILDING MATERIALS (0.3%)
RH Cement Finance, PLC
 16.80%, due 3/10/00 (c)......       2,000,000      2,000,000
                                                 ------------
CABLE (5.6%)
@Entertainment, Inc.
 Series B
 (zero coupon), due 7/15/08
 14.50%, beginning 7/15/03....       7,500,000      4,800,000
NTL, Inc.
 Series A
 (zero coupon), due 4/15/05
 12.75%, beginning 4/15/00....       5,400,000      5,204,250
UIH Australia/Pacific, Inc.
 Series B
 (zero coupon), due 5/15/06
 14.00%, beginning 5/15/01....      25,360,000     18,259,200
United International Holdings,
 Inc.
 Series B
 (zero coupon), due 2/15/08
 10.75%, beginning 2/15/03....      12,170,000      8,001,775
                                                 ------------
                                                   36,265,225
                                                 ------------


------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1999 (Unaudited)

CORPORATE BONDS (CONTINUED)
                                  PRINCIPAL
                                    AMOUNT          VALUE
                                --------------------------
CASINOS (4.0%)
El Comandante Capital Corp.
 11.75%, due 12/15/03.........  $      891,000   $    775,170
International Game Technology
 7.875%, due 5/15/04 (c)......       1,700,000      1,670,250
 8.375%, due 5/15/09 (c)......       9,775,000      9,591,719
Louisiana Casino Cruises, Inc.
 11.00%, due 12/1/05 (c)......       2,875,000      2,882,187
Penn National Gaming, Inc.
 10.625%, due 12/15/04........       7,560,000      7,560,000
President Casinos, Inc.
 12.00%, due 9/15/01 (c)(e)...       1,180,000      1,180,000
 13.00%, due 9/15/01..........       2,348,000      2,119,070
                                                 ------------
                                                   25,778,396
                                                 ------------
CELLULAR TELEPHONE (0.6%)
International Wireless
 Communications Holdings, Inc.
 (zero coupon),
 due 8/15/01 (e)(f)...........       7,775,000        777,500
PageMart Nationwide, Inc.
 (zero coupon), due 2/1/05
 15.00%, beginning 2/1/00.....       3,650,000      3,212,000
                                                 ------------
                                                    3,989,500
                                                 ------------
CHEMICALS (1.3%)
Agriculture Minerals &
 Chemicals, Inc.
 10.75%, due 9/30/03..........       3,215,000      3,186,869
Borden Chemicals & Plastics
 L.P.
 9.50%, due 5/1/05............       1,980,000      1,890,900
Lyondell Chemical Co.
 10.875%, due 5/1/09 (c)......       3,205,000      3,333,200
                                                 ------------
                                                    8,410,969
                                                 ------------
COMPUTERS & OFFICE EQUIPMENT
 (0.9%)
American Business Information,
 Inc.
 9.50%, due 6/15/08...........       2,050,000      1,681,000
Micron Technology, Inc.
 6.50%, due 9/30/05 (c).......       5,000,000      3,850,000
                                                 ------------
                                                    5,531,000
                                                 ------------
CONSTRUCTION & ENGINEERING
 (0.2%)
Traffic Stream (BVI)
 Infrastructure Ltd.
 14.25%, due 5/1/06 (c)(g)....       3,350,000      1,314,875
                                                 ------------
CONSUMER DURABLES (0.5%)
Selmer Co., Inc.
 11.00%, due 5/15/05..........       3,000,000      3,202,500
                                                 ------------

                                  PRINCIPAL
                                    AMOUNT          VALUE
                                --------------------------

COSMETICS (0.8%)
Jafra Cosmetics International,
 Inc.
 11.75%, due 5/1/08...........  $    6,200,000   $  5,332,000
                                                 ------------
DOMESTIC OIL & GAS (1.7%)
Denbury Management, Inc.
 9.00%, due 3/1/08............       5,400,000      4,819,500
Houston Exploration Co. (The)
 Series B
 8.625%, due 1/1/08...........       2,250,000      2,205,000
Queens Sand Resources, Inc.
 12.50%, due 7/1/08...........       4,705,000      2,870,050
TransAmerican Energy Corp.
 Series B
 13.00%, due 6/15/02 (f)......      11,715,000      1,361,869
                                                 ------------
                                                   11,256,419
                                                 ------------
DRUGS (0.8%)
Express Scripts, Inc.
 9.625%, due 6/15/09 (c)......       1,610,000      1,630,125
ICN Pharmaceuticals, Inc.
 8.75%, due 11/15/08 (c)......       3,710,000      3,645,075
                                                 ------------
                                                    5,275,200
                                                 ------------
ELECTRIC UTILITIES (0.4%)
ESI Tractebel Acquisition
 Corp.
 Series B
 7.99%, due 12/30/11..........       2,825,000      2,688,779
                                                 ------------
ENERGY (1.3%)
CMS Energy Corp.
 8.00%, due 7/1/01............       3,700,000      3,703,700
 8.375%, due 7/1/03...........       3,000,000      2,991,063
Conproca, S.A.
 12.00%, due 6/16/10 (c)(d)...       2,075,000      1,950,500
                                                 ------------
                                                    8,645,263
                                                 ------------
FINANCE (2.2%)
CB Richard Ellis Services,
 Inc.
 8.875%, due 6/1/06...........       7,025,000      6,779,125
Cityscape Financial Corp.
 Series A
 12.75%, due 6/1/04 (g).......       8,000,000        960,000
ContiFinancial Corp.
 7.50%, due 3/15/02...........       1,595,000      1,116,500
 8.375%, due 8/15/03..........       1,990,000      1,393,000
Imperial Credit Industries,
 Inc.
 Series B
 9.875%, due 1/15/07..........         250,000        202,500
Ocwen Asset Investment Corp.
 11.50%, due 7/1/05...........       4,635,000      4,032,450
                                                 ------------
                                                   14,483,575
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY VP SERIES FUND, INC.

CORPORATE BONDS (CONTINUED)
                                  PRINCIPAL
                                    AMOUNT          VALUE
                                --------------------------
FOOD, BEVERAGE & TOBACCO
 (1.2%)
Buenos Aires Embotelladora
 Sociedad Anonima
 Series B
 12.00%, due 8/3/05 (c).......  $    1,478,000   $  1,256,300
Colorado Prime Corp.
 12.50%, due 5/1/04...........       5,580,000      1,464,750
Standard Commercial Corp.
 8.875%, due 8/1/05...........       6,065,000      5,003,625
                                                 ------------
                                                    7,724,675
                                                 ------------
GAS UTILITIES (0.4%)
Navigator Gas Transport, PLC
 10.50%, due 6/30/07 (c)......       5,135,000      2,516,150
                                                 ------------
HEALTH CARE (7.9%)
Abbey Healthcare Group, Inc.
 9.50%, due 11/1/02...........       2,395,000      2,371,050
Columbia/HCA Healthcare Corp.
 7.50%, due 11/15/95..........       6,600,000      5,206,799
Fountain View, Inc.
 Series B
 11.25%, due 4/15/08..........       2,165,000      1,818,600
Hanger Orthopedic Group, Inc.
 11.25%, due 6/15/09 (c)......       3,160,000      3,207,400
Magellan Health Services, Inc.
 9.00%, due 2/15/08...........       7,520,000      6,429,600
Medaphis Corp.
 Series B
 9.50%, due 2/15/05...........      11,145,000      8,247,300
MedPartners, Inc.
 7.375%, due 10/1/06..........       5,395,000      4,599,237
MultiCare Companies, Inc.
 9.00%, due 8/1/07............       4,680,000      3,276,000
Quest Diagnostics, Inc.
 9.875%, due 7/1/09 (c).......       6,450,000      6,498,375
Team Health, Inc.
 12.00%, due 3/15/09 (c)......       4,445,000      4,556,125
Triad Hospital Holdings, Inc.
 11.00%, due 5/15/09 (c)......       1,815,000      1,846,763
Unilab Corp.
 11.00%, due 4/1/06...........       2,875,000      3,133,750
                                                 ------------
                                                   51,190,999
                                                 ------------
HOME BUILDING (0.8%)
Amatek Industries Pty Ltd.
 14.50%, due 2/15/09
 (c)(i)(s)....................           4,810      4,810,000
                                                 ------------
INDUSTRIAL (1.0%)
Morris Materials Handling,
 Inc.
 9.50%, due 4/1/08............       2,500,000        962,500
Thermadyne Holdings Corp.
 (zero coupon), due 6/1/08
 12.50%, beginning 6/1/03.....      11,110,000      5,277,250
                                                 ------------
                                                    6,239,750
                                                 ------------

                                  PRINCIPAL
                                    AMOUNT          VALUE
                                --------------------------

INSURANCE (0.2%)
Willis Corroon Group, PLC
 9.00%, due 2/1/09 (c)........  $    1,305,000   $  1,257,694
                                                 ------------
LEISURE (0.6%)
Bally Total Fitness Holding
 Corp.
 Series D
 9.875%, due 10/15/07.........       4,165,000      4,040,050
                                                 ------------
MACHINERY (0.2%)
Harnischfeger Industries, Inc.
 7.25%, due 12/15/25 (f)(g)...       1,375,000        852,500
 8.70%, due 6/15/22 (f)(g)....       1,025,000        635,500
                                                 ------------
                                                    1,488,000
                                                 ------------
MEDIA (1.4%)
CD Radio, Inc.
 (zero coupon), due 12/1/07
 15.00%, beginning 12/1/02....       9,115,000      4,352,413
 14.50%, due 5/15/09 (c)(j)...           3,225      3,289,500
Young America Corp.
 Series B
 11.625%, due 2/15/06.........       2,475,000      1,732,500
                                                 ------------
                                                    9,374,413
                                                 ------------
MEDICAL EQUIPMENT (0.5%)
DJ Orthopedics L.L.C.
 12.625%, due 6/15/09 (c).....       3,300,000      3,242,250
                                                 ------------
MINING (0.6%)
Great Central Mines Ltd.
 8.875%, due 4/1/08...........       3,898,000      3,703,100
                                                 ------------
NATURAL GAS PIPELINES (0.3%)
Western Gas Resources, Inc.
 10.00%, due 6/15/09 (c)......       1,620,000      1,652,400
                                                 ------------
OIL SERVICES (0.7%)
Michael Petroleum Corp.
 Series B
 11.50%, due 4/1/05...........       6,400,000      3,008,000
RBF Finance Co.
 11.375%, due 3/15/09 (c).....       1,800,000      1,863,000
                                                 ------------
                                                    4,871,000
                                                 ------------
PAPER & FOREST
 PRODUCTS (0.2%)
Pope & Talbot, Inc.
 8.375%, due 6/1/13...........       1,700,000      1,530,000
                                                 ------------
PUBLISHING (0.3%)
General Media, Inc.
 10.625%, due 12/31/00........       2,104,000      1,998,800
                                                 ------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1999 (Unaudited)

CORPORATE BONDS (CONTINUED)
                                  PRINCIPAL
                                    AMOUNT          VALUE
                                --------------------------
REAL ESTATE (3.0%)
Crescent Real Estate Equities
 Co.
 7.50%, due 9/15/07...........  $   12,590,000   $ 10,767,094
Hospitality Property Trust
 7.00%, due 3/1/08............       1,200,000      1,041,223
LNR Property Corp.
 Series B
 9.375%, due 3/15/08..........       4,585,000      4,309,900
 10.50%, due 1/15/09..........       1,480,000      1,480,000
Meditrust Co. (The)
 Series MTN
 7.77%, due 8/16/02...........       1,940,000      1,789,052
                                                 ------------
                                                   19,387,269
                                                 ------------
RECREATION & ENTERTAINMENT
 (3.1%)
Alliance Entertainment Corp.
 Series B
 11.25%, due 7/15/05 (f)(g)...       5,835,000         58,350
AMC Entertainment, Inc.
 9.50%, due 2/1/11............       2,000,000      1,880,000
Hollywood Entertainment Corp.
 Series B
 10.625%, due 8/15/04.........       5,870,000      5,767,275
Marvel Enterprises, Inc.
 12.00%, due 6/15/09 (c)......       4,670,000      4,716,700
Sports Club Company, Inc.
 (The)
 11.375%, due 3/15/06.........       6,100,000      6,130,500
Town Sports International,
 Inc.
 9.75%, due 10/15/04 (c)......       1,600,000      1,528,000
                                                 ------------
                                                   20,080,825
                                                 ------------
RESTAURANTS & LODGING (2.9%)
Advantica Restaurant Group,
 Inc.
 11.25%, due 1/15/08..........       6,610,000      6,362,125
Avado Brands, Inc.
 11.75%, due 6/15/09 (c)......       1,930,000      1,901,050
FRI-MRD Corp.
 (zero coupon), due 1/24/02
 14.00%, beginning 7/31/99
 (c)(e).......................       3,000,000      2,996,250
 15.00%, due 1/24/02 (c)(e)...       5,400,000      5,393,250
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15.........       2,535,000      2,180,108
                                                 ------------
                                                   18,832,783
                                                 ------------
RETAIL (0.2%)
Just For Feet, Inc.
 11.00%, due 5/1/09 (c).......       2,150,000      1,386,750
                                                 ------------
SEMICONDUCTORS (0.5%)
Amkor Technologies, Inc.
 9.25%, due 5/1/06 (c)........       3,340,000      3,256,500
                                                 ------------

                                  PRINCIPAL
                                    AMOUNT          VALUE
                                --------------------------

STEEL, ALUMINUM & OTHER METALS
 (1.4%)
Easco Corp.
 Series B
 10.00%, due 3/15/01..........  $    3,200,000   $  3,216,000
Generac Portable Products
 L.L.C.
 11.25%, due 7/1/06 (c).......       2,620,000      2,921,300
UCAR Global Enterprises, Inc.
 Series B
 12.00%, due 1/15/05..........       2,600,000      2,759,250
                                                 ------------
                                                    8,896,550
                                                 ------------
TECHNOLOGY (0.6%)
Electronic Retailing Systems
 International, Inc.
 (zero coupon), due 2/1/04
 13.25%, beginning 2/1/00.....       8,115,000      2,424,356
Entex Information Services,
 Inc.
 12.50%, due 8/1/06...........       2,700,000      1,660,500
                                                 ------------
                                                    4,084,856
                                                 ------------
TELECOMMUNICATION EQUIPMENT
 (0.4%)
EV International, Inc.
 Series A
 11.00%, due 3/15/07..........       3,105,000      2,452,950
                                                 ------------
TELECOMMUNICATION SERVICES
 (5.5%)
Arch Escrow Corp.
 13.75%, due 4/15/08 (c)......       1,035,000        931,500
Energis, PLC
 9.75%, due 6/15/09 (c).......       3,230,000      3,270,375
Globalstar L.P. Capital Corp.
 10.75%, due 11/1/04..........       2,490,000      1,618,500
 11.50%, due 6/1/05...........       6,545,000      4,254,250
HighwayMaster Communications,
 Inc.
 Series B
 13.75%, due 9/15/05..........       7,360,000      3,017,600
ICG Communications, Inc.
 (zero coupon), due 5/1/08
 9.875%, beginning 5/1/03.....       5,000,000      2,750,000
 (zero coupon), due 2/15/08
 10.00%, beginning 2/15/03....       7,000,000      3,990,000
ICG Holdings, Inc.
 (zero coupon), due 5/1/06
 12.50%, beginning 5/1/01.....       2,605,000      2,031,900
ICO Global Communications
 Holdings Ltd.
 15.00%, due 8/1/05...........       2,800,000      1,092,000

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY VP SERIES FUND, INC.

CORPORATE BONDS (CONTINUED)
                                  PRINCIPAL
                                    AMOUNT          VALUE
                                --------------------------
TELECOMMUNICATION SERVICES
 (Continued)
Orion Network Systems, Inc.
 (zero coupon), due 1/15/07
 12.50%, beginning 1/15/02....  $    4,130,000   $  2,271,500
RCN Corp.
 (zero coupon), due 10/15/07
 11.125%, beginning
   10/15/02...................       4,790,000      3,221,275
T/SF Communications Corp.
 Series B
 10.375%, due 11/1/07.........       3,290,000      3,290,000
Telehub Communications Corp.
 (zero coupon), due 7/31/05
 13.875%, beginning 7/31/01...       6,465,000      4,396,200
                                                 ------------
                                                   36,135,100
                                                 ------------
TEXTILE & APPAREL (0.5%)
Delta Mills, Inc.
 Series B
 9.625%, due 9/1/07...........       2,390,000      2,294,400
Norton McNaughton, Inc.
 12.50%, due 6/1/05...........       1,270,000      1,144,587
                                                 ------------
                                                    3,438,987
                                                 ------------
TRANSPORTATION (0.2%)
Pacer International, Inc.
 11.75%, due 6/1/07 (c).......       1,610,000      1,561,700
                                                 ------------
Total Corporate Bonds
 (Cost $427,717,633)..........                    397,082,002
                                                 ------------
FOREIGN BONDS (2.8%)
COMPUTERS & OFFICE EQUIPMENT
 (0.4%)
Netia Holdings II B.V.
 13.50%, due 6/15/09 (c)......  E    2,400,000      2,574,125
                                                 ------------
PUBLISHING (2.4%)
IPC Magazines Group, PLC
 (zero coupon), due 3/15/08
 10.75%, beginning 3/15/03....  L    4,645,000      3,468,741
 9.625%, due 3/15/08..........       4,980,000      6,152,390
Regional Independent
 Media Group
 (zero coupon), due 7/1/08
 12.875%, beginning 7/1/03....       6,305,000      5,950,693
                                                 ------------
                                                   15,571,824
                                                 ------------
Total Foreign Bonds
 (Cost $19,702,160)...........                     18,145,949
                                                 ------------
LOAN ASSIGNMENTS &
PARTICIPATIONS (5.6%)
                                  PRINCIPAL
                                    AMOUNT          VALUE
                                --------------------------
CASINOS (0.5%)
Isle of Capri Casinos, Inc.
 Bank debt
 Tranche A
 7.792%, due 4/23/04
 (e)(k)(l)....................  $    3,500,000   $  3,500,000
                                                 ------------
CHEMICALS (0.0%) (b)
Kronos International, Inc.
 Bank debt
 5.4391%, due 9/15/00
 (e)(k)(l)....................    DM   247,967        128,791
                                                 ------------
CONGLOMERATES (0.5%)
First Pacific Capital Ltd.
 Bank debt
 6.8125%, due 1/23/00
 (e)(l).......................  $    3,000,000      2,910,000
                                                 ------------
FOOD, BEVERAGE & TOBACCO
 (0.8%)
Domino's Pizza, Inc.
 Bank debt
 Tranche B
 8.8125%, due 12/21/06
 (e)(k)(l)....................       2,855,565      2,859,134
 Bank debt
 Tranche C
 9.0625%, due 12/21/07
 (e)(k)(l)....................       2,855,565      2,859,134
                                                 ------------
                                                    5,718,268
                                                 ------------
HEALTH CARE (1.1%)
Triad Hospital Holdings, Inc.
 Bank debt
 Tranche B
 8.97%, due 1/1/05
 (e)(k)(l)....................       4,300,000      4,300,000
Ventas Realty L.P.
 Bank debt
 Tranche D
 7.81%, due 4/30/03
 (e)(k)(l)....................       3,390,624      2,848,124
                                                 ------------
                                                    7,148,124
                                                 ------------
PAPER & FOREST PRODUCTS (0.8%)
Packaging Corp. of America
 Bank debt
 Tranche B
 8.25%, due 4/23/07
 (e)(k)(l)....................       2,391,942      2,391,942
 Bank debt
 Tranche C
 8.50%, due 4/23/08
 (e)(k)(l)....................       2,391,942      2,391,942
                                                 ------------
                                                    4,783,884
                                                 ------------
RECREATION & ENTERTAINMENT
 (0.2%)
Affinity Group, Inc.
 Bank debt
 Tranche B
 8.625%, due 6/30/06
 (e)(k)(l)....................       1,293,500      1,293,500
                                                 ------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1999 (Unaudited)

LOAN ASSIGNMENTS &
PARTICIPATIONS (CONTINUED)
                                  PRINCIPAL
                                    AMOUNT          VALUE
                                --------------------------
TRANSPORTATION (1.7%)
Eurotunnel
 Bank debt
 Tier One
 5.28%, due 12/31/12
 (e)(k)(l)....................  FF   7,700,000   $    998,745
 7.03%, due 12/31/12
   (e)(k)(l)..................  L    7,500,000      9,753,313
                                                 ------------
                                                   10,752,058
                                                 ------------
Total Loan Assignments &
 Participations (Cost
 $36,527,681).................                     36,234,625
                                                 ------------
U.S. GOVERNMENT (1.0%)

UNITED STATES TREASURY BOND
 (1.0%)
 5.25%, due 2/15/29...........  $    6,900,000      6,199,236
                                                 ------------
Total U.S. Government
 (Cost $6,376,246)............                      6,199,236
                                                 ------------
YANKEE BONDS (7.7%)

CABLE (0.3%)
Rogers Cablesystems Ltd.
 11.00%, due 12/1/15..........       1,400,000      1,613,500
                                                 ------------
CELLULAR TELEPHONE (1.6%)
Millicom International
 Cellular, S.A.
 (zero coupon), due 6/1/06
 13.50%, beginning 6/1/01.....      14,499,000     10,656,765
                                                 ------------
CHEMICALS (0.8%)
Brunner Mond Group, PLC
 11.00%, due 7/15/08..........       2,685,000      1,611,000
Octel Developments, PLC
 10.00%, due 5/1/06...........       3,500,000      3,605,000
                                                 ------------
                                                    5,216,000
                                                 ------------
CONSUMER DURABLES (0.2%)
International Semi-Technology
 Microelectronics, Inc.
 (zero coupon), due 8/15/03
 11.50%, beginning 8/15/00....       8,965,000      1,389,575
                                                 ------------
DOMESTIC OIL & GAS (0.0%) (b)
Husky Oil Ltd.
 8.90%, due 8/15/28
 11.1875%, beginning
   8/15/08....................         200,000        193,625
                                                 ------------

                                  PRINCIPAL
                                    AMOUNT          VALUE
                                --------------------------
LOAN ASSIGNMENTS &
PARTICIPATIONS (CONTINUED)
MEDIA (0.4%)
Central European Media
 Enterprises Ltd.
 9.375%, due 8/15/04..........  $    3,190,000   $  2,552,000
                                                 ------------
MINING (0.7%)
Echo Bay Mines Ltd.
 12.00%, due 4/1/27...........       5,145,000      2,881,200
Glencore Nickel Pty Ltd.
 9.00%, due 12/1/14...........       1,945,000      1,672,700
                                                 ------------
                                                    4,553,900
                                                 ------------
PAPER & FOREST PRODUCTS (0.5%)
Doman Industries Ltd.
 12.00%, due 7/1/04 (c).......       3,400,000      3,281,000
                                                 ------------
STEEL, ALUMINUM & OTHER METALS
 (1.0%)
Ivaco, Inc.
 11.50%, due 9/15/05..........       6,505,000      6,748,937
                                                 ------------
TELECOMMUNICATION SERVICES
 (0.7%)
Call-Net Enterprises, Inc.
 (zero coupon), due 5/15/09
 10.80%, beginning 5/15/04....       2,715,000      1,500,038
 9.375%, due 5/15/09..........       3,290,000      3,133,725
                                                 ------------
                                                    4,633,763
                                                 ------------
TRANSPORTATION (1.5%)
Alpha Shipping, PLC
 Series A
 9.50%, due 2/15/08 (g).......       4,380,000      1,368,750
Cenargo International, PLC
 9.75%, due 6/15/08...........       2,185,000      2,021,125
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/06 (g)......       5,050,500      1,319,443
Pacific & Atlantic (Holdings)
 Inc.
 11.50%, due 5/30/08..........       6,535,000      2,605,831
Pegasus Shipping (Hellas) Ltd.
 Series A
 11.875%, due 11/15/04........       4,980,000      2,241,000
                                                 ------------
                                                    9,556,149
                                                 ------------
Total Yankee Bonds
 (Cost $56,432,000)...........                     50,395,214
                                                 ------------
Total Long-Term Bonds
 (Cost $594,241,342)..........                    552,921,582
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY VP SERIES FUND, INC.
COMMON STOCKS (3.2%)
                                    SHARES          VALUE
                                --------------------------
BROADCAST/MEDIA (0.3%)
Spanish Broadcasting System,
 Inc. (a)(c)..................           3,598   $  2,158,800
                                                 ------------
CASINOS (0.1%)
Harrah's Entertainment, Inc.
 (a)..........................          18,400        404,800
Isle of Capri Casinos, Inc.
 (a)..........................           7,053         48,489
Lakes Gaming, Inc. (a)........          10,375        113,477
                                                 ------------
                                                      566,766
                                                 ------------
CELLULAR TELEPHONE (0.0%) (b)
Tele Sudeste Celular
 Participacoes S.A.
 ADR (m)......................             490         14,210
Telesp Celular Participacoes
 S.A.
 ADR (m)......................             983         26,295
                                                 ------------
                                                       40,505
                                                 ------------
DOMESTIC OIL & GAS (0.2%)
Union Pacific Resources Group,
 Inc. ........................          84,325      1,375,552
                                                 ------------
FOOD, BEVERAGE & TOBACCO
 (0.3%)
Buenos Aires Embotelladora
 Sociedad Anonima
 Class B (a)..................         482,687      1,689,404
                                                 ------------
GAS UTILITIES (0.5%)
KeySpan Corp..................         122,600      3,233,575
                                                 ------------
HEALTH CARE (0.5%)
Beverly Enterprises, Inc.
 (a)..........................          40,000        322,500
General Healthcare Group Ltd.
 (a)(n).......................             572         27,049
Hengan International Group
 Ltd. (o).....................         160,000         80,939
Quest Diagnostics, Inc. (a)...         102,910      2,817,162
                                                 ------------
                                                    3,247,650
                                                 ------------
PAPER & FOREST PRODUCTS (0.8%)
TimberWest Timber Trust (The)
 (p)(q).......................         635,200      4,935,342
                                                 ------------
REAL ESTATE (0.2%)
Highwoods Properties, Inc.....          31,770        871,689
Metropolis Realty Trust, Inc.
 (a)..........................           4,635        192,353
                                                 ------------
                                                    1,064,042
                                                 ------------
RECREATION & ENTERTAINMENT
 (0.0%) (b)
Loews Cineplex Entertainment
 Corp. (a)....................          28,500        309,937
                                                 ------------

                                    SHARES          VALUE
                                --------------------------
TELECOMMUNICATION SERVICES
 (0.3%)
Call-Net Enterprises, Inc.
 Series B (a)(p)..............         310,300   $  1,949,726
Embratel Participacoes S.A.
 ADR (m)......................           2,500         34,688
Tele Centro Sul Participacoes
 S.A.
 ADR (m)......................             495         27,472
Tele Norte Leste Participacoes
 S.A.
 ADR (m)......................           2,498         46,369
Telesp Participacoes S.A.
 ADR (m)......................           2,449         56,021
                                                 ------------
                                                    2,114,276
                                                 ------------
TEXTILE & APPAREL (0.0%) (b)
Hosiery Corp. of America, Inc.
 (a)..........................             500         20,000
                                                 ------------
Total Common Stocks
 (Cost $19,404,259)...........                     20,755,849
                                                 ------------
PREFERRED STOCKS (4.4%)
BROADCAST/MEDIA (1.7%)
Paxson Communications Corp.
 12.50% (h)...................           5,793      5,285,684
Spanish Broadcasting System,
 Inc.
 14.25% (c)(h)................           2,551      2,767,900
 14.25% (h)...................           2,764      2,998,777
                                                 ------------
                                                   11,052,361
                                                 ------------
CELLULAR TELEPHONE (0.6%)
Nextel Communications, Inc.
 13.00%, Series D (h).........           3,846      4,172,585
                                                 ------------
EQUIPMENT FINANCING (0.4%)
GPA Group, PLC (a)(e).........       4,750,000      2,422,500
                                                 ------------
OIL SERVICES (0.8%)
RBF Finance Co.
 13.875% (c)(h)(r)............           4,700      4,841,000
                                                 ------------
PAPER & FOREST PRODUCTS (0.3%)
Paperboard Industries
 International, Inc.
 5.00%, Class A (c)(e)(p).....         145,000      2,240,980
                                                 ------------
REAL ESTATE (0.2%)
Crown American Realty Trust
 11.00%, Series A.............          26,120      1,230,905
                                                 ------------



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1999 (Unaudited)

PREFERRED STOCKS (CONTINUED)
                                    SHARES          VALUE
                                --------------------------
TECHNOLOGY (0.1%)
Metawave Communications Corp.
 Series D (a)(c)(e)...........          53,509   $    353,159
                                                 ------------
TELECOMMUNICATION SERVICES
 (0.3%)
ICG Holdings, Inc.
 14.25% (h)...................           2,100      2,089,500
                                                 ------------
Total Preferred Stocks
 (Cost $28,119,328)...........                     28,402,990
                                                 ------------
WARRANTS (0.1%)
CABLE (0.1%)
@Entertainment, Inc.
 expire 7/15/08 (a)...........          54,420        653,040
People's Choice TV Corp.
 expire 6/1/00 (a)............             380              4
Supercanal Holding, S.A.
 Series A expire 11/14/99
 (a)(c)(e)....................         492,587         39,407
                                                 ------------
                                                      692,451
                                                 ------------
CASINOS (0.0%) (b)
Isle of Capri Casinos, Inc.
 expire 5/3/01 (a)............           1,249          1,249
                                                 ------------
CELLULAR TELEPHONE (0.0%) (b)
Occidente y Caribe Celular,
 S.A.
 expire 3/15/04 (a)(c)........          10,680        181,560
                                                 ------------
FOOD, BEVERAGE & TOBACCO
 (0.0%) (b)
Colorado Prime Corp.
 expire 12/31/03 (a)(c).......           5,210             52
                                                 ------------
PUBLISHING (0.0%) (b)
General Media, Inc.
 expire 12/21/03 (a)..........             900              9
                                                 ------------
TELECOMMUNICATION SERVICES
 (0.0%) (b)
HighwayMaster Communications,
 Inc.
 expire 9/15/05 (a)(c)........           5,435             54
ICO Global Communications
 Holdings Ltd.
 expire 8/1/05 (a)............           2,800          5,600

                                    SHARES          VALUE
                                --------------------------

TELECOMMUNICATION
 SERVICES (Continued)
Telehub Communications Corp.
 expire 7/31/05 (a)(c)........           6,465   $     25,860
                                                 ------------
                                                       31,514
                                                 ------------
Total Warrants
 (Cost $1,036,856)............                        906,835
                                                 ------------
SHORT-TERM
INVESTMENTS (6.9%)
                                  PRINCIPAL
                                    AMOUNT
                                --------------
COMMERCIAL PAPER (6.5%)
American Express Credit Corp.
 5.05%, due 7/12/99...........  $    7,000,000      6,989,186
Chevron USA, Inc.
 5.10%, due 7/16/99...........       9,980,000      9,958,774
General Electric Capital Corp.
 4.95%, due 7/7/99............       3,650,000      3,646,983
 5.25%, due 7/9/99............       8,000,000      7,990,663
KFW International Finance
 Corp.
 5.70%, due 7/1/99............       6,435,000      6,435,000
Prudential Funding Corp.
 5.01%, due 7/19/99...........       7,260,000      7,600,888
                                                 ------------
Total Commercial Paper
 (Cost $42,621,494)...........                     42,621,494
                                                 ------------
SHORT-TERM
 LOAN ASSIGNMENT (0.4%)
HEALTH CARE (0.4%)
Ventas Realty L.P.
 Bank debt
 Tranche A
 7.81%, due 10/30/99
 (e)(k)(l)....................       3,125,000      2,625,000
                                                 ------------
Total Short-Term
 Loan Assignment
 (Cost $2,870,666)............                      2,625,000
                                                 ------------
Total Short-Term Investments
 (Cost $45,492,160)...........                     45,246,494
                                                 ------------
Total Investments
 (Cost $688,293,945) (u)......            99.4%   648,233,750(v)
Cash and Other Assets,
 Less Liabilities.............             0.6      3,600,170
                                --------------   ------------
Net Assets....................           100.0%  $651,833,920
                                ==============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

------------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d) Eurobond--bond denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used.
(e)  Restricted security.
(f)  Issuer in bankruptcy.
(g)  Issue in default.
(h) PIK ("Payment in Kind")--dividend payment is made with additional securities.
(i) 4,810 Units--Each unit reflects $1,000 principal amount of 14.50% Senior Subordinated Notes plus rights to acquire ordinary and preferred shares at a future date.
(j) 3,225 Units--Each unit reflects $1,000 principal amount of 14.50% Senior Notes plus 3 warrants to acquire 10.95 shares of common stock at $28.60 per share at a future date.
(k)  Multiple tranche facility.
(l)  Floating rate. Rate shown is the rate in effect at June 30, 1999.
(m)  ADR--American Depository Receipt.
(n)  British security.
(o)  Hong Kong security.
(p)  Canadian security.
(q) Stapled Unit--Each unit consists of 1 common share, 100 preferred shares and 1 Subordinated Note receipt.
(r) 4,700 Units--Each unit reflects 1 Senior Preferred Share plus 1 warrant to acquire 35 shares of common stock at $9.50 per share at a future date.
(s) CIK ("Cash in Kind")--interest payment is made with cash or additional securities.
(t)  Yankee Bond.
(u)  The cost for Federal income tax purposes is $688,964,734.
(v) At June 30, 1999 net unrealized depreciation was $40,730,984, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $17,098,585 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $57,829,569.
(w)  The following abbreviations are used in the above portfolio:
     DM--Deutsche Mark
     E  --Euro
     FF --French Franc
     L  --Pound Sterling

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1999 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $688,293,945).........   $648,233,750
Cash.....................................        978,261
Deposit with broker......................         57,119
Receivables:
  Dividends and interest.................     12,444,250
  Investment securities sold.............      8,194,392
  Fund shares sold.......................      2,370,344
Unrealized appreciation on foreign
  currency forward contracts.............        852,188
                                            ------------
        Total assets.....................    673,130,304
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........     20,315,597
  Fund shares redeemed...................        290,944
  Adviser................................        159,253
  Shareholder communication..............        138,060
  Administrator..........................        106,169
  Custodian..............................         10,536
  Directors..............................            211
Accrued expenses.........................        121,254
Unrealized depreciation on foreign
  currency forward contracts.............        154,360
                                            ------------
        Total liabilities................     21,296,384
                                            ------------
Net assets applicable to outstanding
  shares.................................   $651,833,920
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $    540,865
Additional paid-in capital...............    637,554,086
Accumulated undistributed net investment
  income.................................     34,459,138
Accumulated undistributed net realized
  gain on investments....................     18,659,712
Net unrealized depreciation on
  investments............................    (40,060,195)
Net unrealized appreciation on
  translation of other assets and
  liabilities in
  foreign currencies and foreign currency
  forward contracts......................        680,314
                                            ------------
Net assets applicable to outstanding
  shares.................................   $651,833,920
                                            ============
Shares of capital stock outstanding......     54,086,492
                                            ============
Net asset value per share outstanding....   $      12.05
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1999 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest...............................   $ 36,263,098
  Dividends (a)..........................      1,745,154
                                            ------------
        Total income.....................     38,008,252
                                            ------------
Expenses:
  Advisory...............................        915,439
  Administration.........................        610,292
  Professional...........................        102,153
  Shareholder communication..............         77,913
  Custodian..............................         16,420
  Directors..............................         13,418
  Portfolio pricing......................          3,211
  Miscellaneous..........................          8,524
                                            ------------
        Total expenses...................      1,747,370
                                            ------------
Net investment income....................     36,260,882
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions..................     26,524,554
  Foreign currency transactions..........        (92,228)
                                            ------------
Net realized gain on investments and
  foreign currency transactions..........     26,432,326
                                            ------------
Net change in unrealized depreciation on
  investments:
  Security transactions..................     (2,836,035)
  Translation of other assets and
    liabilities in
    foreign currencies and foreign
    currency forward contracts...........        821,192
                                            ------------
Net unrealized loss on investments and
  foreign currency transactions..........     (2,014,843)
                                            ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions...........................     24,417,483
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 60,678,365
                                            ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $15,829.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

HIGH YIELD CORPORATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1999 (Unaudited) and the year ended December 31, 1998

                                                                  1999           1998
                                                              ---------------------------
INCREASE IN NET ASSETS:

Operations:
  Net investment income.....................................  $36,260,882    $ 51,345,752
  Net realized gain (loss) on investments...................   26,524,554      (7,676,643)
  Net realized loss on foreign currency transactions........      (92,228)       (424,119)
  Net change in unrealized depreciation on investments......   (2,836,035)    (34,140,189)
  Net change in unrealized depreciation on translation of
    other assets and liabilities in foreign currencies and
    foreign currency forward contracts......................      821,192        (129,893)
                                                              ------------   ------------
  Net increase in net assets resulting from operations......   60,678,365       8,974,908
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income................................   (1,346,154)    (51,219,831)
  From net realized gain on investments.....................           --      (1,567,336)
  In excess of net investment income........................           --        (455,590)
                                                              ------------   ------------
    Total dividends and distributions to shareholders.......   (1,346,154)    (53,242,757)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................   42,502,465     171,504,905
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............    1,346,154      53,242,757
                                                              ------------   ------------
                                                               43,848,619     224,747,662
  Cost of shares redeemed...................................  (21,159,748)    (35,233,498)
                                                              ------------   ------------
  Increase in net assets derived from capital share
    transactions............................................   22,688,871     189,514,164
                                                              ------------   ------------
Net increase in net assets..................................   82,021,082     145,246,315
NET ASSETS:
Beginning of period.........................................  569,812,838     424,566,523
                                                              ------------   ------------
End of period...............................................  $651,833,920   $569,812,838
                                                              ============   ============
Accumulated undistributed net investment income (excess
  distribution) at end of period............................  $34,459,138    $   (455,590)
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                            MAY 1,
                                           SIX MONTHS                                                      1995 (a)
                                             ENDED                                                         THROUGH
                                            JUNE 30,                  YEAR ENDED DECEMBER 31             DECEMBER 31,
                                             1999*              1998           1997           1996           1995
                                          -----------------------------------------------------------------------
Net asset value at beginning of
  period................................  $      10.92      $      11.73   $      11.61   $      10.55   $      10.00
                                          ------------      ------------   ------------   ------------   ------------
Net investment income...................          0.67              1.08           0.85           0.59           0.37
Net realized and unrealized gain (loss)
  on investments........................          0.48             (0.76)          0.65           1.22           0.61
Net realized and unrealized gain (loss)
  on foreign currency transactions......          0.01             (0.00)(b)           --           --             --
                                          ------------      ------------   ------------   ------------   ------------
Total from investment operations........          1.16              0.32           1.50           1.81           0.98
                                          ------------      ------------   ------------   ------------   ------------
Less dividends and distributions:
  From net investment income............         (0.03)            (1.09)         (0.84)         (0.59)         (0.37)
  From net realized gain on
    investments.........................            --             (0.04)         (0.54)         (0.16)         (0.04)
  In excess of net realized gain on
    investments.........................            --                --             --             --          (0.02)
                                          ------------      ------------   ------------   ------------   ------------
Total dividends and distributions.......         (0.03)            (1.13)         (1.38)         (0.75)         (0.43)
                                          ------------      ------------   ------------   ------------   ------------
Net asset value at end of period........  $      12.05      $      10.92   $      11.73   $      11.61   $      10.55
                                          ============      ============   ============   ============   ============
Total investment return.................         10.63%(c)          2.66%         13.03%         17.16%         10.06%(c)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income.................         11.88%+            9.93%          8.84%          8.59%         10.02%+
  Net expenses..........................          0.57%+            0.58%          0.59%          0.67%          0.67%+
  Expenses (before reimbursement).......          0.57%+            0.58%          0.59%          0.71%          1.25%+
Portfolio turnover rate.................            62%              151%           153%           149%            95%
Net assets at end of period (in
  000's)................................  $    651,834      $    569,813   $    424,567   $    205,001   $     43,314

------------
(a)  Commencement of Operations.
(b)  Less than one cent per share.
(c)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1999 (Unaudited)

COMMON STOCKS (92.9%)+
                                       SHARES        VALUE
                                     ---------------------
AUSTRALIA (3.9%)
Australia & New Zealand Banking
 Group, Ltd. (banking).............      37,722   $   277,372
Broken Hill Proprietary Co., Ltd.
 (energy sources)..................      12,682       146,899
Cable & Wireless Optus, Ltd.
 (telecommunications) (a)..........     255,415       581,565
Commonwealth Bank of Australia
 (banking).........................      15,562       247,727
Telstra Corp., Ltd.
 (telecommunications)..............      95,800       548,941
WMC, Ltd. (metals-nonferrous)......      82,813       355,743
                                                  -----------
                                                    2,158,247
                                                  -----------
BELGIUM (2.2%)
Delhaize-Le Lion, S.A.
 (merchandising)...................       1,840       156,646
Electrabel, S.A.
 (utilities-electrical & gas)......         960       309,885
Fortis AG (insurance)..............      11,930       374,639
Solvay, S.A. Class A (chemicals)...       2,560       169,892
Tractebel, S.A.
 (utilities-electrical & gas)......       1,540       215,996
                                                  -----------
                                                    1,227,058
                                                  -----------
FINLAND (4.5%)
Merita PLC (banking)...............      27,130       154,165
Nokia Oyj Class A (electrical &
 electronics)......................      16,710     1,464,807
Outokumpu Oyj
 (metals-nonferrous)...............      17,630       198,182
Pohjola Group Insurance Corp. Class
 B (insurance).....................       7,350       377,108
Sampo Insurance Co., Ltd. Class A
 (insurance).......................       2,800        81,143
UPM-Kymmene Oyj (forest products &
 paper)............................       7,480       214,452
                                                  -----------
                                                    2,489,857
                                                  -----------
FRANCE (7.8%)
Air Liquide, S.A. (chemicals)......       1,260       198,164
AXA, S.A. (insurance)..............       2,274       277,434
Carrefour, S.A. (merchandising)....       3,474       510,540
Elf Aquitaine, S.A. (energy
 sources)..........................       2,876       422,064
Eridania Beghin-Say, S.A. (food &
 household products)...............         761       109,090
France Telecom, S.A.
 (telecommunications)..............       3,493       263,871
Groupe Danone, S.A. (food &
 household products)...............       1,032       266,075
Lafarge, S.A. (building materials &
 components).......................       1,182       112,392
L'Oreal, S.A. (health & personal
 care).............................         807       545,546
Pernod-Ricard, S.A. (beverages &
 tobacco)..........................       1,800       120,662
Pinault-Printemps-Redoute, S.A.
 (merchandising)...................         827       141,920

                                       SHARES        VALUE
                                     ----------------------

FRANCE (Continued)
Schneider, S.A. (electrical &
 electronics)......................       2,039   $   114,499
Societe Generale, S.A. Class A
 (banking).........................         751       132,363
Thomson CSF, S.A. (aerospace &
 military technology)..............       3,762       130,748
Total Fina, S.A. Class B (energy
 sources) (a)......................       3,633       468,714
Total Fina, S.A. Strip (energy
 sources) (a)......................       2,070            21
Vivendi, S.A. (business & public
 services).........................       6,510       527,366
                                                  -----------
                                                    4,341,469
                                                  -----------
GERMANY (9.3%)
Allianz AG Registered
 (insurance).......................       1,314       364,529
Bayer AG (chemicals)...............       8,651       360,440
DaimlerChrysler AG (automobiles)...       9,201       797,075
Deutsche Bank AG (banking).........       3,940       240,345
Deutsche Telekom AG
 (telecommunications)..............      15,138       635,401
Dresdner Bank AG (banking).........       6,215       242,921
Karstadt AG (merchandising)........         554       266,245
Mannesmann AG
 (telecommunications)..............       2,376       354,568
Metro AG (merchandising)...........       3,667       227,663
Muenchener Rueckversicherungs-
 Gesellschaft AG Registered
 (insurance).......................         482        89,227
RWE AG (utilities-electrical &
 gas)..............................       6,399       296,242
SAP AG (business & public
 services).........................         832       281,438
Schering AG (health & personal
 care).............................       5,312       563,166
Veba AG (utilities-electrical &
 gas)..............................       4,217       247,893
Viag AG (utilities-electrical &
 gas)..............................         483       228,138
                                                  -----------
                                                    5,195,291
                                                  -----------
HONG KONG (0.4%)
Hutchison Whampoa, Ltd. (multi-
 industry).........................      27,000       244,461
                                                  -----------
IRELAND (4.3%)
Allied Irish Banks PLC (banking)...      45,438       597,468
CRH PLC (building materials &
 components).......................      43,548       772,470
Elan Corp. PLC (health & personal
 care) (a).........................      16,960       487,120
Irish Life & Permanent PLC
 (insurance).......................       8,065        85,254
Kerry Group PLC Class A (food &
 household products)...............      14,909       176,820
Smurfit (Jefferson) Group PLC
 (forest products & paper).........     129,658       304,204
                                                  -----------
                                                    2,423,336
                                                  -----------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                       SHARES        VALUE
                                     ---------------------
ITALY (3.9%)
Assicurazioni Generali S.p.A.
 (insurance).......................       5,542   $   192,039
Banca Commerciale Italiana S.p.A.
 (banking).........................      29,737       217,128
Benetton Group S.p.A. (textile &
 apparel)..........................      57,348       112,963
ENI S.p.A. (energy sources)........      86,051       513,830
Italgas S.p.A.
 (utilities-electrical & gas)......      13,846        58,117
Parmalat Finanziaria S.p.A. (food &
 household products)...............       5,937         7,776
Pirelli S.p.A. (industrial
 components).......................       8,489        23,112
Riunione Adriatica di Sicurta
 S.p.A. (insurance)................       3,006        29,203
Telecom Italia S.p.A.
 (telecommunications) (a)..........      42,927       446,248
Telecom Italia Mobile S.p.A.
 (telecommunications)..............      60,547       361,540
Unicredito Italiano S.p.A.
 (banking).........................      43,987       193,250
                                                  -----------
                                                    2,155,206
                                                  -----------
JAPAN (20.8%)
Ajinomoto Co., Inc. (food &
 household products)...............      13,000       148,220
Bank of Tokyo-Mitsubishi, Ltd.
 (banking) (c).....................      34,000       484,004
Bridgestone Corp. (industrial
 components).......................       5,000       151,195
Fujitsu, Ltd. (data processing &
 reproduction).....................      15,000       301,769
Hitachi, Ltd. (electrical &
 electronics) (c)..................      19,000       178,170
Honda Motor Co., Ltd.
 (automobiles).....................      12,000       508,609
Industrial Bank of Japan, Ltd.
 (The) (banking) (c)...............      49,000       388,644
Ito-Yokado Co., Ltd.
 (merchandising)...................       5,000       334,611
Kirin Brewery Co., Ltd. (beverages
 & tobacco)........................      19,000       227,618
Matsushita Electric Industrial Co.,
 Ltd. (appliances & household
 durables).........................       8,000       155,326
Mitsubishi Electric Corp.
 (electrical & electronics)........      12,000        46,102
Mitsubishi Estate Co., Ltd. (real
 estate)...........................       4,000        39,030
Mitsubishi Heavy Industries, Ltd.
 (machinery & engineering).........      34,000       137,926
Mitsui Fudosan Co., Ltd. (real
 estate)...........................       8,000        64,774
NEC Corp. (electrical &
 electronics)......................      15,000       186,515
Nintendo Co., Ltd. (recreation &
 other consumer goods).............       1,200       168,644
Nippon Express Co., Ltd.
 (transportation-road & rail)......      17,000       101,829
Nippon Mitsubishi Oil Co. (energy
 sources)..........................      11,000        46,350
Nippon Steel Corp.
 (metals-steel)....................      58,000       134,654
Nippon Telegraph & Telephone Corp.
 (telecommunications)..............          40       465,977
Nomura Securities Co., Ltd.
 (financial services)..............      12,000       140,487

                                       SHARES        VALUE
                                     ---------------------

JAPAN (Continued)
NTT Data Corp. (business & public
 services).........................          70   $   556,363
NTT Mobile Communications Network,
 Inc. (telecommunications) (a).....          17       230,344
NTT Mobile Communications Network,
 Inc. New (telecommunications)
 (a)...............................          68       921,378
Olympus Optical Co., Ltd.
 (electronic components &
 instruments)......................      11,000       162,588
Rohm Co., Ltd. (electronic
 components & instruments).........       2,000       313,130
Sanyo Electric Co., Ltd.
 (appliances & household
 durables).........................      12,000        48,779
Sharp Corp. (appliances & household
 durables).........................       7,000        82,703
Softbank Corp. First Section
 (business & public services)......         900       182,251
Sony Corp. (appliances & household
 durables).........................       7,300       787,079
Sumitomo Bank, Ltd. (banking)......      22,000       272,828
Sumitomo Electric Industries
 (industrial components)...........       7,000        79,580
Sumitomo Forestry Co., Ltd.
 (building materials &
 components).......................      19,000       147,873
Sumitomo Marine & Fire Insurance
 Co. (insurance)...................      82,000       494,563
Takeda Chemical Industries, Ltd.
 (health & personal care)..........       8,000       370,799
TDK Corp. (electronic components &
 instruments)......................       2,000       182,921
Tokio Marine & Fire Insurance Co.
 (insurance).......................      48,000       521,497
Tokyo Electric Power Co., Inc.
 (utilities-electrical & gas)......       4,100        86,549
Tokyo Seimitsu Co., Ltd.
 (electronic components &
 instruments)......................       4,100       261,170
Toshiba Corp. (electrical &
 electronics)......................      44,000       313,725
Tostem Corp. (building materials &
 components).......................       7,000       134,464
Toyota Motor Corp. (automobiles)...      24,000       759,443
Yamanouchi Pharmaceutical Co., Ltd.
 (health & personal care)..........       8,000       306,024
                                                  -----------
                                                   11,626,505
                                                  -----------
NETHERLANDS (3.5%)
ABN AMRO Holding N.V. (banking)....      13,301       288,064
Akzo Nobel N.V. (chemicals)........       3,302       138,938
Elsevier N.V. (broadcasting &
 publishing).......................       2,080        24,132
Heineken N.V. (beverages &
 tobacco)..........................       3,742       191,606
ING Groep N.V. (financial
 services).........................       7,286       394,488
Koninklijke KPN N.V.
 (telecommunications)..............       3,613       169,537
Royal Dutch Petroleum Co. (energy
 sources)..........................       9,209       539,443


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1999 (Unaudited)

COMMON STOCKS (CONTINUED)
                                       SHARES        VALUE
                                     ---------------------
NETHERLANDS (Continued)
TNT Post Group N.V. (business &
 public services)..................       3,486   $    83,227
Wolters Kluwer CVA N.V.
 (broadcasting & publishing).......       3,312       131,845
                                                  -----------
                                                    1,961,280
                                                  -----------
NEW ZEALAND (0.9%)
Contact Energy Ltd. (utilities-
 electrical & gas) (a).............      69,450       112,613
Fletcher Challenge Building
 (building materials &
 components).......................      81,987       119,473
Telecom Corp. of New Zealand Ltd.
 (telecommunications)..............      62,664       268,966
                                                  -----------
                                                      501,052
                                                  -----------
PORTUGAL (1.9%)
Banco Comercial Portugues, S.A.
 Registered (banking)..............      13,318       345,157
Banco Espirito Santo e Comercial de
 Lisboa, S.A. Registered
 (banking).........................      15,450       359,462
Electricidade de Portugal, S.A.
 (utilities-electrical & gas)......       8,736       157,305
Jeronimo Martins SGPS, S.A.
 (merchandising)...................       1,541        50,903
Portugal Telecom, S.A. Registered
 (telecommunications)..............       4,279       174,090
Portugal Telecom, S.A. Rights
 (telecommunications) (a)..........       4,279            44
                                                  -----------
                                                    1,086,961
                                                  -----------
SPAIN (3.7%)
Acerinox, S.A. (metals-steel)......         980        28,653
Autopistas Concesionaria Espanola,
 S.A. (business & public
 services).........................       9,859       115,402
Autopistas Concesionaria Espanola,
 S.A. Bonus Rights (business &
 public services)..................       9,859         5,694
Banco Bilbao Vizcaya, S.A.
 Registered (banking)..............      21,560       311,510
Banco Santander Central Hispano,
 S.A. (banking)....................      34,572       360,106
Endesa, S.A. (utilities-electrical
 & gas)............................      10,743       229,119
Fomento de Construcciones y
 Contratas, S.A. (construction &
 housing)..........................         909        52,029
Gas Natural SDG, S.A. (utilities-
 electrical & gas).................       1,537       111,750
Iberdrola, S.A.
 (utilities-electrical & gas)......      10,722       163,321
Repsol, S.A. (energy sources)......      10,998       224,576
Telefonica, S.A.
 (telecommunications) (a)..........       9,790       471,604
                                                  -----------
                                                    2,073,764
                                                  -----------
SWEDEN (1.2%)
AstraZenca Group PLC (health &
 personal care)....................       6,104       237,640
ForeningsSparbanken AB (banking)...       7,474       105,490
Hennes & Mauritz AB Series B
 (merchandising)...................       5,568       137,530

                                       SHARES        VALUE
                                     ---------------------

SWEDEN (Continued)
Skandia Forsakrings AB
 (insurance).......................       5,567   $   104,111
Svenska Handelsbanken Series A
 (banking).........................       8,685       104,195
                                                  -----------
                                                      688,966
                                                  -----------
SWITZERLAND (6.0%)
Credit Suisse Group Registered
 (banking).........................       2,131       368,737
Nestle S.A. Registered (food &
 household products)...............         373       672,052
Novartis AG Registered (health &
 personal care)....................         275       401,550
Roche Holdings AG Genusscheine
 (health & personal care)..........          69       709,263
Schweizerische Rueckversicherungs
 Gesellschaft Registered
 (insurance).......................         138       262,756
UBS AG Registered (banking)........       2,425       723,787
Zurich Allied AG Registered
 (insurance).......................         414       235,415
                                                  -----------
                                                    3,373,560
                                                  -----------
UNITED KINGDOM (18.3%)
Abbey National PLC (banking).......      13,598       255,284
Allied Zurich PLC (insurance)......       8,426       105,923
Barclays PLC (banking).............      13,215       384,535
Bass PLC (leisure & tourism).......      38,109       552,953
BG PLC (utilities-electrical &
 gas)..............................      48,953       299,012
Boots Co. PLC (merchandising)......      14,397       170,998
BP Amoco PLC (energy sources)......      40,596       727,580
British Airways PLC
 (transportation-airlines).........      35,003       241,528
British American Tobacco PLC
 (beverages & tobacco).............       8,366        78,662
British Telecommunications PLC
 (telecommunications)..............      61,893     1,037,079
Cable & Wireless PLC
 (telecommunications)..............      42,533       542,055
CGU PLC (insurance)................      10,637       153,670
Diageo PLC (beverages & tobacco)...      45,286       472,919
EMI Group PLC (recreation & other
 consumer goods)...................      42,613       341,898
General Electric Co. PLC
 (electrical & electronics)........      26,305       268,275
Granada Group PLC (leisure &
 tourism)..........................      12,565       233,118
Great Universal Stores PLC (The)
 (merchandising)...................      17,980       199,242
Imperial Chemical Industries PLC
 (chemicals).......................      17,195       169,944
Kingfisher PLC (merchandising).....      27,999       322,183
Lloyds TSB Group PLC (banking).....      38,820       526,249
Marks & Spencer PLC
 (merchandising)...................      22,514       130,243
National Power PLC (utilities-
 electrical & gas).................      17,268       125,754
National Westminster Bank PLC
 (banking).........................      14,661       310,830

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                       SHARES        VALUE
                                     ---------------------
UNITED KINGDOM (Continued)
Peninsular & Oriental Steam
 Navigation Co. Deferred Stock
 (The) (transportation-shipping)...       5,972   $    89,665
Prudential Corp. PLC (insurance)...      19,463       286,545
Reed International PLC
 (broadcasting & publishing).......      17,406       116,127
Rio Tinto PLC Registered (metals-
 nonferrous).......................       9,357       156,860
Royal Bank of Scotland Group PLC
 (banking).........................      17,665       359,760
Sainsbury (J.) PLC
 (merchandising)...................      16,234       102,358
Scottish Power PLC (utilities-
 electrical & gas).................       9,826        84,878
SmithKline Beecham PLC (health &
 personal care)....................      55,882       726,272
Unilever PLC (food & household
 products).........................      34,257       304,825
Vodafone Group PLC
 (telecommunications)..............      18,451       363,552
                                                  -----------
                                                   10,240,776
                                                  -----------
UNITED STATES (0.3%)
Hellenic Telecommunications
 Organization S.A.
 (telecommunications)..............      15,300       169,256
                                                  -----------
Total Common Stocks
 (Cost $45,971,297)................                51,957,045
                                                  -----------
OPTIONS (0.0%) (B)

                                      NOTIONAL
                                       AMOUNT
                                     ----------
UNITED STATES (0.0%) (b)
U.S. Dollar Call/Euro Put
 Strike price E1.024
 Expire 8/31/99 (a)(f).............   2,700,000        30,135
                                                  -----------
Total Options
 (Cost $29,565)....................                    30,135
                                                  -----------

SHORT-TERM
INVESTMENTS (5.4%)
                                     PRINCIPAL
                                       AMOUNT        VALUE
                                     ---------------------
COMMERCIAL PAPER (5.4%)
UNITED STATES (5.4%)
Ford Motor Credit Corp.
 5.65%, due 7/1/99
 (financial services)..............  $2,150,000   $ 2,150,000
General Electric Capital Corp.
 4.97%, due 7/7/99
 (financial services)..............     850,000       849,297
                                                  -----------
Total Short-Term Investments
 (Cost $2,999,297).................                 2,999,297
                                                  -----------
Total Investments
 (Cost $49,000,159) (d)............        98.3%   54,986,477(e)
Cash and Other Assets,
 Less Liabilities..................         1.7       967,314
                                     ----------   -----------
Net Assets.........................       100.0%  $55,953,791
                                     ==========   ===========

------------
(a)  Non-income producing security.
(b) Less than one tenth of a percent.
(c) Segregated or partially segregated as collateral for foreign currency forward contracts.
(d) The cost for Federal income tax purposes is $49,358,986.
(e) At June 30, 1999 net unrealized appreciation for securities was $5,627,491, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $7,203,626 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,576,135.
(f)  E -- Euro.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1999 (Unaudited)

The table below sets forth the diversification of International Equity Portfolio investments by industry.
INDUSTRY DIVERSIFICATION

                                    VALUE       PERCENT +
                                 ------------------------
Aerospace & Military
  Technology..................   $   130,748        0.2%
Appliances & Household
  Durables....................     1,073,887        1.9
Automobiles...................     2,065,127        3.7
Banking.......................     8,251,382       14.8
Beverages & Tobacco...........     1,091,467        2.0
Broadcasting & Publishing.....       272,104        0.5
Building Materials &
  Components..................     1,286,672        2.3
Business & Public Services....     1,751,741        3.1
Chemicals.....................     1,037,379        1.9
Construction & Housing........        52,029        0.1
Data Processing &
  Reproduction................       301,770        0.5
Electrical & Electronics......     2,572,091        4.6
Electronic Components &
  Instruments.................       919,808        1.6
Energy Sources................     3,089,478        5.5
Financial Services............     3,534,272        6.3
Food & Household Products.....     1,684,859        3.0
Forest Products & Paper.......       518,657        0.9
Health & Personal Care........     4,347,380        7.8
Industrial Components.........       253,887        0.5
Insurance.....................     4,035,056        7.2
Leisure & Tourism.............       786,071        1.4
Machinery & Engineering.......       137,926        0.3
Merchandising.................     2,751,083        4.9
Metals-Nonferrous.............       710,784        1.3
Metals-Steel..................       163,307        0.3
Multi-Industry................       244,461        0.4
Real Estate...................       103,804        0.2
Recreation & Other Consumer
  Goods.......................       510,542        0.9
Telecommunications............     8,006,016       14.3
Textile & Apparel.............       112,963        0.2
Transportation-Airlines.......       241,528        0.4
Transportation-Road & Rail....       101,829        0.2
Transportation-Shipping.......        89,665        0.2
Utilities-Electrical & Gas....     2,726,569        4.9
                                 -----------     ------
                                  54,956,342       98.3
Cash and Other Assets, Less
  Liabilities.................       997,449        1.7
                                 -----------     ------
Net Assets....................   $55,953,791      100.0%
                                 ===========     ======

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY VP SERIES FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1999 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $49,000,159)..........   $ 54,986,477
Cash denominated in foreign currencies
  (identified cost $861,088).............        857,636
Cash.....................................        129,338
Receivables:
  Investment securities sold.............      2,127,339
  Dividends and interest.................        206,765
  Fund shares sold.......................         33,993
Unrealized appreciation on foreign
  currency forward contracts.............        252,476
                                            ------------
        Total assets.....................     58,594,024
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........      2,293,715
  Adviser................................         27,394
  Shareholder communication..............         21,588
  Custodian..............................         11,028
  Administrator..........................          9,131
  Fund shares redeemed...................            301
Accrued expenses.........................         29,702
Unrealized depreciation on foreign
  currency forward contracts.............        247,374
                                            ------------
        Total liabilities................      2,640,233
                                            ------------
Net assets applicable to outstanding
  shares.................................   $ 55,953,791
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $     44,681
Additional paid-in capital...............     49,450,363
Accumulated distribution in excess of net
  investment income......................        (13,820)
Accumulated net realized loss on
  investments............................        (50,605)
Accumulated undistributed net realized
  gain on foreign currency
  transactions...........................        548,292
Net unrealized appreciation on
  investments............................      5,986,318
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies and
  foreign currency forward contracts.....        (11,438)
                                            ------------
Net assets applicable to outstanding
  shares.................................   $ 55,953,791
                                            ============
Shares of capital stock outstanding......      4,468,127
                                            ============
Net asset value per share outstanding....   $      12.52
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1999 (Unaudited)

INVESTMENT INCOME:
Income:
  Dividends (a)..........................   $    604,567
  Interest...............................         38,926
                                            ------------
        Total income.....................        643,493
                                            ------------
Expenses:
  Advisory...............................        138,716
  Administration.........................         46,239
  Professional...........................         21,259
  Shareholder communication..............         13,846
  Portfolio pricing......................         10,372
  Custodian..............................          6,976
  Directors..............................            865
  Miscellaneous..........................          5,803
                                            ------------
        Total expenses...................        244,076
                                            ------------
Net investment income....................        399,417
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions..................        981,400
  Option transactions....................        (12,838)
  Foreign currency transactions..........        548,292
                                            ------------
Net realized gain on investments and
  foreign currency transactions..........      1,516,854
                                            ------------
Net change in unrealized appreciation
  (depreciation) on investments:
  Security transactions..................     (1,265,987)
  Translation of other assets and
    liabilities in foreign currencies and
    foreign currency forward contracts...         71,873
                                            ------------
Net unrealized loss on investments and
  foreign currency transactions..........     (1,194,114)
                                            ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions...........................        322,740
                                            ------------
Net increase in net assets resulting from
  operations.............................   $    722,157
                                            ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $84,853.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1999 (Unaudited) and the year ended December 31, 1998

                                                                  1999           1998
                                                              ---------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   399,417    $    389,647
  Net realized gain on investments..........................      981,400         364,490
  Net realized loss on option transactions..................      (12,838)        (35,720)
  Net realized gain on foreign currency transactions........      548,292          20,112
  Net change in unrealized appreciation on investments......   (1,265,987)      6,418,225
  Net change in unrealized appreciation (depreciation) on
    translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......       71,873        (175,712)
                                                              ------------   ------------
  Net increase in net assets resulting from operations......      722,157       6,981,042
                                                              ------------   ------------
Dividends to shareholders:
  From net investment income................................     (232,996)       (698,611)
  In excess of net investment income........................           --        (180,241)
                                                              ------------   ------------
    Total dividends to shareholders.........................     (232,996)       (878,852)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................   20,013,785      13,924,150
  Net asset value of shares issued to shareholders in
    reinvestment of dividends...............................      232,996         878,852
                                                              ------------   ------------
                                                               20,246,781      14,803,002
  Cost of shares redeemed...................................   (2,788,334)    (13,171,173)
                                                              ------------   ------------
  Increase in net assets derived from capital share
    transactions............................................   17,458,447       1,631,829
                                                              ------------   ------------
Net increase in net assets..................................   17,947,608       7,734,019
NET ASSETS:
Beginning of period.........................................   38,006,183      30,272,164
                                                              ------------   ------------
End of period...............................................  $55,953,791    $ 38,006,183
                                                              ============   ============
Accumulated distribution in excess of net investment income
  at end of period..........................................  $   (13,820)   $   (180,241)
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                              MAY 1,
                                               SIX MONTHS                                                    1995 (a)
                                                 ENDED                                                       THROUGH
                                                JUNE 30,                YEAR ENDED DECEMBER 31             DECEMBER 31,
                                                 1999*            1998           1997           1996           1995
                                              --------------------------------------------------------------------
Net asset value at beginning of period.....   $      12.40    $      10.31   $      10.65   $      10.20   $      10.00
                                              ------------    ------------   ------------   ------------   ------------
Net investment income......................           0.11            0.23           1.06           0.44           0.64
Net realized and unrealized gain (loss) on
  investments..............................          (0.06)           2.20           0.27           0.06           0.01
Net realized and unrealized gain (loss) on
  foreign
  currency transactions....................           0.12           (0.05)         (0.78)          0.56           0.05
                                              ------------    ------------   ------------   ------------   ------------
Total from investment operations...........           0.17            2.38           0.55           1.06           0.70
                                              ------------    ------------   ------------   ------------   ------------
Less dividends and distributions:
  From net investment income...............          (0.05)          (0.23)         (0.89)         (0.60)         (0.06)
  From net realized gain on investments and
    foreign currency transactions..........             --              --             --          (0.01)         (0.44)
  In excess of net investment income.......             --           (0.06)            --             --             --
                                              ------------    ------------   ------------   ------------   ------------
Total dividends and distributions..........          (0.05)          (0.29)         (0.89)         (0.61)         (0.50)
                                              ------------    ------------   ------------   ------------   ------------
Net asset value at end of period...........   $      12.52    $      12.40   $      10.31   $      10.65   $      10.20
                                              ============    ============   ============   ============   ============
Total investment return....................           1.43%(b)        23.11%         5.17%         10.54%          6.96%(b)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income....................           1.73%+          1.13%          1.25%          1.01%          1.07%+
  Net expenses.............................           1.06%+          0.97%          0.97%          0.97%          0.97%+
  Expenses (before reimbursement)..........           1.06%+          1.17%          1.25%          1.51%          2.51%+
Portfolio turnover rate....................             25%             57%            61%            16%            14%
Net assets at end of period (in 000's).....   $     55,954    $     38,006   $     30,272   $     34,509   $     14,631

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY VP SERIES FUND, INC.
TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1999 (Unaudited)


LONG-TERM BONDS (32.5%)+
ASSET-BACKED SECURITIES (4.4%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
AIRLINES (0.2%)
America West Airlines Inc.
 Series C
 6.86%, due 7/2/04...............  $ 1,291,196   $  1,275,960
                                                 ------------
AIRPLANE LEASES (1.1%)
AerCo Ltd.
 Series 1A Class A1
 5.1775%, due 7/15/23 (f)........    1,245,000      1,242,510
Aircraft Finance Trust
 Series 1999-1 Class C
 8.00%, due 5/15/24 (c)..........    1,615,000      1,529,922
Aircraft Lease Portfolio
 Securitization Ltd.
 Series 1996-1 Class CX
 6.35%, due 6/15/06 (e)(f).......    1,077,556      1,076,910
Airplanes Pass-Through Trust
 Series 1 Class C
 8.15%, due 3/15/19..............    2,917,539      2,871,617
Morgan Stanley Aircraft Finance
 Series 1A Class A1
 5.1975%, due 3/15/23 (f)........    1,770,000      1,767,646
                                                 ------------
                                                    8,488,605
                                                 ------------
AUTO LEASES (0.8%)
Premier Auto Trust
 Series 1998-4 Class A3
 5.69%, due 6/8/02...............    2,275,000      2,265,718
 Series 1999-1 Class A3
 5.69%, due 11/8/02..............    1,850,000      1,842,452
Toyota Auto Lease Trust
 Series 1998-B Class A1
 5.35%, due 7/25/02..............    2,210,000      2,189,823
                                                 ------------
                                                    6,297,993
                                                 ------------
CREDIT CARD RECEIVABLES (0.5%)
Chase Credit Card Master Trust
 Series 1997-2 Class A
 6.30%, due 4/15/03..............    1,635,000      1,642,766
Citibank Credit Card Master Trust
 I
 Series 1999-1 Class A
 5.50%, due 2/15/06..............    1,840,000      1,772,362
                                                 ------------
                                                    3,415,128
                                                 ------------
EQUIPMENT LOANS (0.7%)
Case Equipment Receivables Trust
 Series 1999-A Class A
 5.77%, due 8/15/05..............    1,790,000      1,760,734
IKON Receivables, LLC
 Series 1999-1 Class A3
 5.99%, due 5/15/05..............    2,495,000      2,484,671

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
LONG-TERM BONDS (32.5%)
ASSET-BACKED SECURITIES (4.4%)
EQUIPMENT LOANS (Continued)
Newcourt Equipment Trust
 Securities
 Series 1998-1 Class A3
 5.24%, due 12/20/02.............  $   680,000   $    672,017
                                                 ------------
                                                    4,917,422
                                                 ------------
FINANCE (0.6%)
Green Tree Financial Corporation
 Series 1999-3 Class A1
 4.948%, due 6/1/00..............    2,225,000      2,222,553
 Series 1999-4 Class A4
 6.64%, due 5/1/31...............    1,885,000      1,891,597
                                                 ------------
                                                    4,114,150
                                                 ------------
LEISURE TIME (0.2%)
Harley-Davidson Eaglemark
 Motorcycle Trust
 Series 1999-1 Class A2
 5.52%, due 2/15/05..............    1,450,000      1,421,942
                                                 ------------
TRANSPORTATION (0.3%)
Federal Express Corp.
 Pass-Through Certificate
 Series 98-1A Class A
 6.72%, due 1/15/22..............    1,939,426      1,869,626
                                                 ------------
Total Asset-Backed Securities
 (Cost $32,250,220)..............                  31,800,826
                                                 ------------
CORPORATE BONDS (5.9%)
AEROSPACE (0.1%)
Newport News Shipbuilding Inc.
 8.625%, due 12/1/06.............      425,000        446,250
Wyman-Gordon Co.
 8.00%, due 12/15/07.............      310,000        332,475
                                                 ------------
                                                      778,725
                                                 ------------
AIRLINES (0.5%)
Atlas Air, Inc.
 8.77%, due 1/2/11...............    3,370,000      3,323,427
Northwest Airlines Corp.
 7.36%, due 2/1/20...............      665,000        640,395
                                                 ------------
                                                    3,963,822
                                                 ------------
AUTO PARTS (0.2%)
Pennzoil-Quaker State Company
 7.375%, due 4/1/29..............    1,650,000      1,558,177
                                                 ------------


------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1999 (Unaudited)

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
BANKS (0.3%)
Bank One Corp.
 7.60%, due 5/1/07...............  $   610,000   $    631,313
BankAmerica Corp.
 6.625%, due 6/15/04.............    1,090,000      1,091,537
Tokai Preferred Capital Company
 L.L.C.
 Series A
 9.98%, due 12/29/49 (c)(f)......      205,000        188,600
                                                 ------------
                                                    1,911,450
                                                 ------------
BUILDING MATERIALS (0.1%)
Vulcan Materials Co.
 6.00%, due 4/1/09...............    1,125,000      1,057,680
                                                 ------------
CASINOS (0.1%)
International Game Technology
 8.375%, due 5/15/09 (c).........      305,000        299,281
                                                 ------------
CHEMICALS (0.1%)
Agriculture Minerals & Chemicals
 10.75%, due 9/30/03.............      100,000         99,125
Lyondell Chemical Co.
 9.875%, due 5/1/07 (c)..........      480,000        490,800
Terra Industries Inc.
 Series B
 10.50%, due 6/15/05.............      150,000        144,000
                                                 ------------
                                                      733,925
                                                 ------------
ELECTRIC UTILITIES (0.1%)
ESI Tractebel Acquisition Corp.
 7.99%, due 12/30/11.............      300,000        285,534
                                                 ------------
ENERGY (0.2%)
AES Eastern Energy, L.P.
 9.00%, due 7/2/17 (c)...........      365,000        358,613
Caithness Coso Fund Group
 9.05%, due 12/15/09 (c).........      425,000        423,937
CMS Energy Corp.
 8.375%, due 7/1/03..............      970,000        967,110
                                                 ------------
                                                    1,749,660
                                                 ------------
FINANCE (0.3%)
CB Richard Ellis Services, Inc.
 8.875%, due 6/1/06..............      475,000        458,375
Fremont General Corp.
 Series B
 7.70%, due 3/17/04..............    1,590,000      1,571,922
                                                 ------------
                                                    2,030,297
                                                 ------------
FINANCIAL SERVICES (0.2%)
Sears Roebuck Acceptance Corp.
 Medium-Term Note
 Series IV
 6.36%, due 12/4/01..............    1,165,000      1,164,406
                                                 ------------

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------

FOOD, BEVERAGE & TOBACCO (0.7%)
Coca-Cola Enterprises Inc.
 6.95%, due 11/15/26.............  $   680,000   $    648,040
Joseph E. Seagram & Sons, Inc.
 5.79%, due 4/15/01..............      905,000        896,185
RJ Reynolds Tobacco Holdings,
 Inc.
 7.75%, due 5/15/06 (c)..........    3,720,000      3,570,940
Standard Commercial Tobacco Corp.
 8.875%, due 8/1/05..............      210,000        173,250
                                                 ------------
                                                    5,288,415
                                                 ------------
HEALTH CARE (0.1%)
Columbia/HCA Healthcare Corp.
 7.50%, due 11/15/95.............      380,000        299,785
Express Scripts, Inc.
 9.625%, due 6/15/09 (c).........      365,000        369,563
                                                 ------------
                                                      669,348
                                                 ------------
HEAVY DUTY TRUCKS (0.1%)
Dana Corp.
 7.00%, due 3/1/29...............    1,105,000      1,019,871
                                                 ------------
HOMEBUILDING (0.0%) (b)
Standard Pacific Corp.
 8.50%, due 4/1/09...............      180,000        171,000
                                                 ------------
HOTEL (0.1%)
Felcor Suites LP
 7.625%, due 10/1/07.............      245,000        227,850
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15............      200,000        172,001
                                                 ------------
                                                      399,851
                                                 ------------
INSURANCE (0.3%)
Conseco, Inc.
 6.40%, due 6/15/01 (i)..........    1,750,000      1,716,190
Willis Corroon Corp.
 9.00%, due 2/1/09 (c)...........      380,000        366,225
                                                 ------------
                                                    2,082,415
                                                 ------------
INVESTMENT BANK/ BROKERAGE (0.8%)
Donaldson, Lufkin & Jenrette Inc.
 5.875%, due 4/1/02..............    2,370,000      2,334,782
Goldman Sachs Group
 6.65%, due 5/15/09..............    3,020,000      2,924,417
Lehman Brothers Holdings, Inc.
 6.625%, due 2/5/06..............      525,000        503,244
                                                 ------------
                                                    5,762,443
                                                 ------------
MEDIA (0.2%)
CSC Holdings, Inc.
 7.625%, due 7/15/18.............      200,000        185,250
Turner Broadcasting System, Inc.
 8.375%, due 7/1/13..............    1,370,000      1,476,490
                                                 ------------
                                                    1,661,740
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY VP SERIES FUND, INC.

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
MINING (0.1%)
Great Central Mines, Ltd.
 8.875%, due 4/1/08 (k)..........  $   240,000   $    228,000
Murrin Murrin Holdings Pty Ltd.
 9.375%, due 8/31/07.............      190,000        168,150
                                                 ------------
                                                      396,150
                                                 ------------
NATURAL GAS DISTRIBUTORS &
 PIPELINES (0.0%) (b)
Western Gas Resources, Inc.
 10.00%, due 6/15/09 (c).........      245,000        249,900
                                                 ------------
OIL SERVICES (0.4%)
Conoco, Inc.
 6.95%, due 4/15/29..............    1,700,000      1,593,750
R & B Falcon Corp.
 6.95%, due 4/15/08..............      270,000        217,350
RBF Finance Co.
 11.375%, due 3/15/09 (c)........       60,000         62,100
Vastar Resources Inc.
 6.50%, due 4/1/09...............    1,135,000      1,099,894
                                                 ------------
                                                    2,973,094
                                                 ------------
PAPER & FOREST PRODUCTS (0.1%)
Pope & Talbot Inc.
 8.375%, due 6/1/13..............      475,000        427,500
                                                 ------------
REAL ESTATE (0.3%)
Crescent Real Estate Equities Co.
 7.50%, due 9/15/07..............      460,000        393,397
Hospitality Properties Trust
 7.00%, due 3/1/08...............      285,000        247,290
Mack-Cali Realty L.P.
 7.00%, due 3/15/04..............    1,770,000      1,746,176
                                                 ------------
                                                    2,386,863
                                                 ------------
RETAIL (0.0%) (b)
KMart Corp.
 8.375%, due 7/1/22..............      180,000        180,179
                                                 ------------
SEMICONDUCTORS (0.0%) (b)
Amkor Technologies, Inc.
 9.25%, due 5/1/06 (c)...........      155,000        151,125
                                                 ------------
SPECIALIZED SERVICES (0.1%)
WPP Finance USA Corp.
 6.625%, due 7/15/05.............      970,000        920,384
                                                 ------------

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------

TELECOMMUNICATION SERVICES (0.4%)
Orange PLC
 8.00%, due 8/1/08...............  $   320,000   $    305,600
Price Communications Wire Corp.
 9.125%, due 12/15/06............      570,000        575,700
Sprint Capital Corp.
 6.875%, due 11/15/28............    2,220,000      2,028,525
                                                 ------------
                                                    2,909,825
                                                 ------------
Total Corporate Bonds
 (Cost $44,472,653)..............                  43,183,060
                                                 ------------
MORTGAGE-BACKED SECURITIES (2.2%)
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.2%)
Asset Securization Corp.
 Series 1997-MD7 Class A1B
 7.41%, due 1/13/30 (e)..........    2,770,000      2,833,876
DLJ Commercial Mortgage Corp.
 Series 1999-CG2 Class A1A
 6.88%, due 7/10/08 (e)..........    2,115,000      2,141,226
LB Commercial Conduit Mortgage
 Trust
 Series 1998-C4 Class A1B
 6.21%, due 10/15/08 (e).........    2,000,000      1,905,880
 Series 1999-C1 Class A2
 6.78%, due 4/15/09 (e)..........    2,015,000      1,992,110
Merrill Lynch Mortgage Investors,
 Inc.
 Series 1995-C2 Class A1
 7.1752%, due 6/15/21 (e)(f).....    1,056,048      1,061,402
Morgan Stanley Capital I
 Series 1998-HF2 Class A1
 6.01%, due 11/15/30 (e).........    1,994,198      1,944,004
Nationslink Funding Corp.
 Series 1999-1 Class A2
 6.316%, due 11/20/08............    2,725,000      2,615,836
SASCO Floating Rate Commercial
 Mortgage Trust
 Series 1998-C3A Class A1A
 5.6425%, due 6/25/15 (c)(f).....    1,730,199      1,730,199
                                                 ------------
                                                   16,224,533
                                                 ------------
Total Mortgage-Backed Securities
 (Cost $16,404,551)..............                  16,224,533
                                                 ------------
U.S. GOVERNMENT &
FEDERAL AGENCIES (19.3%)
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (1.4%)
 5.125%, due 2/13/04 (g).........    6,040,000      5,787,286
 6.375%, due 6/15/09 (g).........    4,550,000      4,528,297
                                                 ------------
                                                   10,315,583
                                                 ------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1999 (Unaudited)

U.S. GOVERNMENT &
FEDERAL AGENCIES (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE
 PASS-THROUGH SECURITIES) (7.3%)
 6.50%, due 5/1/03-4/1/29........  $33,804,043   $ 32,831,940
 7.00%, due 11/1/12-12/1/12......    4,263,963      4,288,609
 7.00%, due 9/15/29 TBA (d)......    3,635,000      3,594,688
 7.50%, due 7/14/29 TBA (d)......   12,940,000     13,117,925
                                                 ------------
                                                   53,833,162
                                                 ------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION I (MORTGAGE
 PASS-THROUGH SECURITIES) (2.2%)
 7.00%, due 9/15/28 (e)..........    7,706,007      7,633,802
 7.50%, due 12/15/23-11/25/28....    5,002,113      5,070,370
 8.00%, due 11/25/28.............    2,929,568      3,019,300
                                                 ------------
                                                   15,723,472
                                                 ------------
UNITED STATES TREASURY BONDS
 (2.2%)
 5.25%, due 11/15/28 (g).........    3,365,000      2,982,770
 7.625%, due 2/15/25.............      905,000      1,067,475
 8.875%, due 8/15/17 (g).........    4,440,000      5,672,100
 9.25%, due 2/15/16 (g)..........    4,935,000      6,427,837
                                                 ------------
                                                   16,150,182
                                                 ------------
UNITED STATES TREASURY NOTES
 (6.2%)
 5.25%, due 8/15/03..............    1,020,000      1,002,629
 5.375%, due 6/30/03 (g).........    5,890,000      5,819,143
 5.50%, due 5/15/09 (g)..........   14,290,000     13,959,472
 5.625%, due 11/30/00............    4,885,000      4,897,994
 6.25%, due 2/28/02-2/15/03
 (g).............................   12,960,000     13,156,776
 6.875%, due 5/15/06.............      150,000        157,921
 7.875%, due 11/15/04 (g)........    5,496,000      6,011,250
                                                 ------------
                                                   45,005,185
                                                 ------------
Total U.S. Government &
 Federal Agencies
 (Cost $144,100,861).............                 141,027,584
                                                 ------------
YANKEE BONDS (0.7%)
CABLE (0.0%) (b)
Rogers Cablesystem Ltd.
 10.125%, due 9/1/12.............       90,000         96,412
                                                 ------------
ELECTRIC UTILITIES (0.2%)
United Utilities, PLC
 6.45%, due 4/1/08...............    1,475,000      1,388,447
                                                 ------------
INDUSTRIAL (0.0%) (b)
Stena Line AB
 10.50%, due 12/15/05............      280,000        279,300
                                                 ------------

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
U.S. GOVERNMENT &
FEDERAL AGENCIES (CONTINUED)
MEDIA (0.1%)
Rogers Communications, Inc.
 8.875%, due 7/15/07.............  $   360,000   $    361,800
                                                 ------------
MINING (0.0%) (b)
Glencore Nickel Property Ltd.
 9.00%, due 12/1/14..............      145,000        124,700
                                                 ------------
MULTI-INDUSTRIAL (0.3%)
Tyco International Group S.A.
 7.00%, due 6/15/28..............    2,325,000      2,167,598
                                                 ------------
OIL SERVICES (0.0%) (b)
Husky Oil, Ltd.
 8.90%, due 8/15/28..............       30,000         29,044
                                                 ------------
TELECOMMUNICATION SERVICES (0.1%)
Call-Net Enterprises, Inc.
 9.375%, due 5/15/09.............      120,000        114,300
 (zero coupon), due 5/15/09
 10.80%, beginning 5/15/04.......      310,000        171,275
                                                 ------------
                                                      285,575
                                                 ------------
TRANSPORTATION (0.0%) (b)
Cenargo International PLC
 9.75%, due 6/15/08..............      230,000        212,750
                                                 ------------
Total Yankee Bonds
 (Cost $5,342,273)...............                   4,945,626
                                                 ------------
Total Long-Term Bonds
 (Cost $242,570,558).............                 237,181,629
                                                 ------------

COMMON STOCKS (65.7%)
                                     SHARES
                                   -----------
BANKS (1.3%)
Firstar Corp. ...................       77,000      2,156,000
Wells Fargo & Co. ...............      163,200      6,976,800
                                                 ------------
                                                    9,132,800
                                                 ------------
COMPUTERS & OFFICE EQUIPMENT
 (4.4%)
EMC Corp. (a)....................      259,900     14,294,500
Sun Microsystems, Inc. (a).......      263,000     18,114,125
                                                 ------------
                                                   32,408,625
                                                 ------------
CONSUMER DURABLES (1.4%)
Harley-Davidson, Inc. ...........      194,000     10,548,750
                                                 ------------
CONSUMER SERVICES (1.8%)
Cendant Corp. (a)................      305,203      6,256,662
Omnicom Group, Inc. .............       89,200      7,136,000
                                                 ------------
                                                   13,392,662
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                     SHARES         VALUE
                                   -----------------------
COSMETICS (1.2%)
Colgate-Palmolive Co. ...........       85,300   $  8,423,375
                                                 ------------
DRUGS (4.4%)
Elan Corp. PLC ADR (a)(g)(h).....      179,600      4,983,900
Merck & Co., Inc. ...............       98,000      7,252,000
Pfizer, Inc. ....................       64,100      7,034,975
Schering-Plough Corp. ...........      242,200     12,836,600
                                                 ------------
                                                   32,107,475
                                                 ------------
FINANCIAL SERVICES (5.8%)
Associates First Capital Corp.
 Class A.........................      263,300     11,667,481
CIT Group, Inc. (The)
 Class A.........................       61,000      1,761,375
Citigroup Inc. ..................      236,250     11,221,875
Equifax Inc. ....................      132,700      4,735,731
Freddie Mac......................       79,400      4,605,200
Providian Financial Corp. .......       89,250      8,344,875
                                                 ------------
                                                   42,336,537
                                                 ------------
HEALTH CARE (2.0%)
Cardinal Health, Inc. (g)........      128,550      8,243,269
IMS Health, Inc. ................      205,700      6,428,125
                                                 ------------
                                                   14,671,394
                                                 ------------
HOTEL/MOTEL (0.8%)
Carnival Corp. ..................      116,100      5,630,850
                                                 ------------
INSURANCE (2.1%)
American International Group,
 Inc. ...........................      132,344     15,492,490
                                                 ------------
MEDIA (2.0%)
Chancellor Media Corp. (a)(g)....      114,000      6,284,250
Clear Channel Communications,
 Inc. (a)........................      116,200      8,010,537
                                                 ------------
                                                   14,294,787
                                                 ------------
MEDICAL EQUIPMENT (4.8%)
Guidant Corp. ...................      223,000     11,470,563
Johnson & Johnson................      115,452     11,314,296
Medtronic, Inc. .................      160,200     12,475,575
                                                 ------------
                                                   35,260,434
                                                 ------------
MULTI-INDUSTRIAL (2.9%)
Tyco International Ltd. .........      223,100     21,138,725
                                                 ------------
RECREATION & ENTERTAINMENT (1.2%)
Fox Entertainment Group, Inc.
 Class A (a).....................       73,500      1,979,906
Time Warner Inc. ................       92,200      6,638,400
                                                 ------------
                                                    8,618,306
                                                 ------------
RETAIL (13.1%)
Bed Bath & Beyond, Inc. (a)......      173,800      6,691,300
Circuit City Stores..............      106,400      9,895,200

                                     SHARES         VALUE
                                   -----------------------

RETAIL (Continued)
CVS Corp. .......................      188,500   $  9,637,062
Dollar General Corp. ............      258,573      7,498,617
Home Depot, Inc. (The) (g).......      209,800     13,518,987
Kohl's Corp. (a).................      179,800     13,878,313
Kroger Co. (The)(a)..............      362,400     10,124,550
Nordstrom, Inc. .................      160,000      5,360,000
Safeway, Inc. (a)................      175,800      8,702,100
Staples, Inc. (a)................      337,350     10,436,766
                                                 ------------
                                                   95,742,895
                                                 ------------
SOFTWARE (5.2%)
America Online, Inc. (a).........       24,000      2,652,000
Compuware Corp. (a)..............      322,000     10,243,625
Microsoft Corp. (a)..............      186,400     16,810,950
Oracle Corp. (a).................      219,855      8,162,117
                                                 ------------
                                                   37,868,692
                                                 ------------
SPECIALIZED SERVICES (0.8%)
Young & Rubicam, Inc. ...........      125,500      5,702,406
                                                 ------------
TECHNOLOGY (4.7%)
Cisco Systems, Inc. (a)..........      302,450     19,451,316
Intel Corp. .....................      138,200      8,222,900
Motorola, Inc. ..................       66,900      6,338,775
                                                 ------------
                                                   34,012,991
                                                 ------------
TELECOMMUNICATION EQUIPMENT
 (2.5%)
Lucent Technologies Inc. ........      274,800     18,531,825
                                                 ------------
TELECOMMUNICATION SERVICES (3.3%)
ALLTEL Corp. ....................      122,300      8,744,450
MCI WorldCom, Inc. (a)...........      180,432     15,562,260
                                                 ------------
                                                   24,306,710
                                                 ------------
Total Common Stocks
 (Cost $257,671,981).............                 479,622,729
                                                 ------------
PREFERRED STOCKS (0.1%)
ENTERTAINMENT (0.0%) (b)
Time Warner Capital I
 8.875%, 12/31/25................        7,700        198,275
                                                 ------------
PAPER & FOREST PRODUCTS (0.1%)
Paperboard Industries
 International, Inc. 5.00%, Class
 A (c)(j)(l).....................       15,000        231,826
                                                 ------------
Total Preferred Stocks (Cost
 $448,227).......................                     430,101
                                                 ------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1999 (Unaudited)

SHORT-TERM
INVESTMENTS (5.7%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
COMMERCIAL PAPER (5.7%)
General Electric Co.
 5.60%, due 7/9/99...............  $ 9,550,000   $  9,539,397
KFW International Finance Inc.
 5.70%, due 7/1/99...............    4,390,000      4,390,000
Salomon Smith Barney, Inc.
 5.14%, due 7/21/99..............   16,190,000     16,144,940
Wells Fargo Co.
 5.06%, due 7/14/99..............   11,670,000     11,648,655
                                                 ------------
Total Short-Term Investments
 (Cost $41,722,992)..............                  41,722,992
                                                 ------------
Total Investments
 (Cost $542,413,758) (m).........        104.0%   758,957,451(n)
Liabilities in Excess of Cash and
 Other Assets....................         (4.0)   (29,269,347)
                                   -----------   ------------
Net Assets.......................        100.0%  $729,688,104
                                   ===========   ============


------------

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(e)  Segregated as collateral for TBA.
(f) Floating rate. Rate shown is the rate in effect at June 30, 1999.
(g) Represent securities out on loan or a portion which is out on loan. (See Note 2J).
(h)  ADR--American Depository Receipt.
(i)  MOPPRS--(Mandatory Par Put Remarketed
     Securities)--Subject to mandatory tender on remarketing dates.
(j)  Restricted security.
(k)  Euro-Dollar bond.
(l)  Canadian security.
(m) The cost for Federal income tax purposes is $542,894,789.
(n)  At June 30, 1999 net unrealized appreciation was
     $216,062,662, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $225,372,708 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $9,310,046.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY VP SERIES FUND, INC.
TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1999 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $542,413,758).........   $758,957,451
Collateral held for securities loaned, at
  value..................................     73,367,972
Cash.....................................          1,711
Receivables:
  Investment securities sold.............     10,716,031
  Dividends and interest.................      2,563,756
  Fund shares sold.......................        425,232
                                            ------------
        Total assets.....................    846,032,153
                                            ------------
LIABILITIES:
Securities lending collateral, at
  value..................................     73,367,972
Payables:
  Investment securities purchased........     42,443,935
  Adviser................................        183,441
  Administrator..........................        114,650
  Custodian..............................         13,210
  Directors..............................            376
Accrued expenses.........................        220,465
                                            ------------
        Total liabilities................    116,344,049
                                            ------------
Net assets applicable to outstanding
  shares.................................   $729,688,104
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 50 million shares authorized....   $    348,216
Additional paid-in capital...............    496,191,039
Accumulated undistributed net investment
  income.................................      6,324,160
Accumulated undistributed net realized
  gain on investments....................     10,280,996
Net unrealized appreciation on
  investments............................    216,543,693
                                            ------------
Net assets applicable to outstanding
  shares.................................   $729,688,104
                                            ============
Shares of capital stock outstanding......     34,821,602
                                            ============
Net asset value per share outstanding....   $      20.96
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1999 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest...............................   $  7,175,304
  Dividends..............................      1,114,215
                                            ------------
        Total income.....................      8,289,519
                                            ------------
Expenses:
  Advisory...............................      1,079,884
  Administration.........................        674,927
  Shareholder communication..............        111,626
  Professional...........................         40,287
  Custodian..............................         27,447
  Directors..............................         15,304
  Portfolio pricing......................          4,028
  Miscellaneous..........................         13,043
                                            ------------
        Total expenses...................      1,966,546
                                            ------------
Net investment income....................      6,322,973
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.........     10,726,087
Net change in unrealized appreciation on
  investments............................     17,010,340
                                            ------------
Net realized and unrealized gain on
  investments............................     27,736,427
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 34,059,400
                                            ============


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1999 (Unaudited) and the year ended December 31, 1998

                                                                  1999           1998
                                                              -------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $  6,322,973   $ 11,612,124
  Net realized gain on investments..........................    10,726,087     15,978,852
  Net change in unrealized appreciation on investments......    17,010,340    103,139,834
                                                              ------------   ------------
  Net increase in net assets resulting from operations......    34,059,400    130,730,810
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income................................       (20,329)   (11,697,070)
  From net realized gain on investments.....................    (1,507,077)   (16,858,107)
                                                              ------------   ------------
    Total dividends and distributions to shareholders.......    (1,527,406)   (28,555,177)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................    61,659,423     89,034,995
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............     1,527,406     28,555,177
                                                              ------------   ------------
                                                                63,186,829    117,590,172
  Cost of shares redeemed...................................   (10,392,004)   (22,028,105)
                                                              ------------   ------------
  Increase in net assets derived from capital share
    transactions............................................    52,794,825     95,562,067
                                                              ------------   ------------
Net increase in net assets..................................    85,326,819    197,737,700
NET ASSETS:
Beginning of period.........................................   644,361,285    446,623,585
                                                              ------------   ------------
End of period...............................................  $729,688,104   $644,361,285
                                                              ============   ============
Accumulated undistributed net investment income at end of
  period....................................................  $  6,324,160   $     21,516
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                               SIX MONTHS
                                 ENDED
                                JUNE 30,                                 YEAR ENDED DECEMBER 31
                                 1999*              1998           1997           1996           1995           1994
                              ------------------------------------------------------------------------------------------
Net asset value at beginning
  of period.................  $      19.99      $      16.47   $      14.56   $      13.26   $      10.58   $      11.32
                              ------------      ------------   ------------   ------------   ------------   ------------
Net investment income.......          0.18              0.38           0.37           0.30           0.31           0.27
Net realized and unrealized
  gain (loss) on
  investments...............          0.83              4.07           2.21           1.30           2.69          (0.72)
                              ------------      ------------   ------------   ------------   ------------   ------------
Total from investment
  operations................          1.01              4.45           2.58           1.60           3.00          (0.45)
                              ------------      ------------   ------------   ------------   ------------   ------------
Less dividends and
  distributions:
  From net investment
    income..................            --             (0.38)         (0.36)         (0.30)         (0.32)         (0.29)
  From net realized gain
    on investments..........         (0.04)            (0.55)         (0.31)            --             --             --
                              ------------      ------------   ------------   ------------   ------------   ------------
Total dividends and
  distributions.............         (0.04)            (0.93)         (0.67)         (0.30)         (0.32)         (0.29)
                              ------------      ------------   ------------   ------------   ------------   ------------
Net asset value at end of
  period....................  $      20.96      $      19.99   $      16.47   $      14.56   $      13.26   $      10.58
                              ============      ============   ============   ============   ============   ============
Total investment return.....          5.06%(a)         27.13%         17.79%         12.08%         28.33%         (3.99%)
Ratios (to average net
  assets)/ Supplemental
  Data:
  Net investment income.....          1.87%+            2.20%          2.46%          2.52%          3.06%          3.50%
  Net expenses..............          0.58%+            0.60%          0.60%          0.69%          0.69%          0.69%
  Expenses (before
    reimbursement)..........          0.58%+            0.60%          0.60%          0.71%          0.81%          0.88%
Portfolio turnover rate.....            60%              158%           125%           175%           253%           297%
Net assets at end of period
  (in 000's)................  $    729,688      $    644,361   $    446,624   $    332,897   $    194,893   $    122,333

------------
(a)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  MAINSTAY VP SERIES FUND, INC.
VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1999 (Unaudited)

COMMON STOCKS (95.4%)+
                                     SHARES         VALUE
                                   -----------------------
ALUMINUM (1.6%)
Reynolds Metals Co. .............       96,600   $  5,699,400
                                                 ------------
AUTO PARTS & EQUIPMENT (1.6%)
Federal-Mogul Corp. .............       14,000        728,000
Mark IV Industries, Inc. ........      231,000      4,879,875
                                                 ------------
                                                    5,607,875
                                                 ------------
BANKS (3.8%)
Bank of America Corp. ...........       92,534      6,783,899
Washington Mutual, Inc. .........      189,500      6,703,563
                                                 ------------
                                                   13,487,462
                                                 ------------
BUILDING MATERIALS (1.0%)
Sherwin-Williams Co. (The).......      124,300      3,449,325
                                                 ------------
CHEMICALS (3.1%)
Geon Co. (The)...................       49,600      1,599,600
IMC Global Inc. .................      240,500      4,238,813
Lyondell Chemical Co. ...........      239,100      4,931,437
                                                 ------------
                                                   10,769,850
                                                 ------------
COMPUTER SYSTEMS (1.3%)
Seagate Technology, Inc. (a).....      182,600      4,679,125
                                                 ------------
COMPUTERS--NETWORKING (2.1%)
Adaptec Inc. (a).................      212,100      7,489,781
                                                 ------------
CONTAINERS--METAL &
 GLASS (1.6%)
Owens-Illinois Inc. (a)..........      168,400      5,504,575
                                                 ------------
CONTAINERS--PAPER (2.7%)
Smurfit-Stone Container Corp.
 (a).............................      305,000      6,271,563
Temple-Inland Inc. ..............       49,000      3,344,250
                                                 ------------
                                                    9,615,813
                                                 ------------
ELECTRIC POWER COMPANIES (7.7%)
DTE Energy Co. ..................      110,500      4,420,000
Energy East Corp. ...............      142,600      3,707,600
Illinova Corp. ..................      191,600      5,221,100
Niagara Mohawk Holdings, Inc.
 (a).............................      347,700      5,584,931
OGE Energy Corp. ................       56,900      1,351,375
Texas Utilities Co. .............      160,300      6,612,375
                                                 ------------
                                                   26,897,381
                                                 ------------
ELECTRICAL EQUIPMENT (1.4%)
Honeywell Inc. ..................       42,000      4,866,750
                                                 ------------
ENGINEERING & CONSTRUCTION (1.6%)
Fluor Corp. .....................      137,100      5,552,550
                                                 ------------

                                     SHARES         VALUE
                                   -----------------------

FINANCIAL--MISCELLANEOUS (4.5%)
Citigroup Inc. ..................      146,623   $  6,964,592
Equitable Cos., Inc. (The).......       82,400      5,520,800
SLM Holding Corp. ...............       71,000      3,252,688
                                                 ------------
                                                   15,738,080
                                                 ------------
FOOD (1.0%)
ConAgra, Inc. ...................      128,900      3,431,962
                                                 ------------
HEALTH CARE--HMOs (2.9%)
United Healthcare Corp. .........      163,300     10,226,663
                                                 ------------
HEAVY DUTY TRUCKS & PARTS (0.8%)
Dana Corp. ......................       63,079      2,905,576
                                                 ------------
HOTEL/MOTEL (2.1%)
Harrah's Entertainment, Inc.
 (a).............................      329,100      7,240,200
                                                 ------------
INSURANCE (9.2%)
Allstate Corp. (The).............      219,200      7,863,800
Chubb Corp. .....................       83,300      5,789,350
CIGNA Corp. .....................       90,000      8,010,000
Conseco, Inc. ...................      148,400      4,516,925
MGIC Investment Corp. ...........      132,800      6,225,000
                                                 ------------
                                                   32,405,075
                                                 ------------
LEISURE TIME (0.3%)
Callaway Golf Co. ...............       72,700      1,063,237
                                                 ------------
MACHINERY--DIVERSIFIED (2.3%)
American Standard Cos. Inc.
 (a).............................      168,100      7,963,738
                                                 ------------
NATURAL GAS DISTRIBUTORS &
 PIPELINES (4.7%)
Coastal Corp. (The)..............      163,800      6,552,000
Consolidated Natural Gas Co. ....       57,000      3,462,750
El Paso Energy Corp. ............      122,400      4,306,950
KeySpan Energy...................       81,312      2,144,604
                                                 ------------
                                                   16,466,304
                                                 ------------
OIL & GAS SERVICES (15.3%)
Kerr-McGee Corp. ................      133,752      6,712,678
Noble Affiliates, Inc. ..........      197,600      5,569,850
Ocean Energy, Inc. (a)...........      424,170      4,082,636
Santa Fe Synder Corp. (a)........      365,000      2,783,125
Texaco Inc. .....................      111,700      6,981,250
Tosco Corp. .....................      254,600      6,603,687
Union Pacific Resources Group
 Inc. ...........................      544,200      8,877,263
Unocal Corp. ....................      176,800      7,005,700
Valero Energy Corp. .............      237,400      5,089,263
                                                 ------------
                                                   53,705,452
                                                 ------------


------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1999 (Unaudited)

COMMON STOCKS (CONTINUED)
                                     SHARES         VALUE
                                   -----------------------
PAPER & FOREST PRODUCTS (2.8%)
Bowater Inc. ....................       42,800   $  2,022,300
Georgia-Pacific Corp. ...........       88,700      4,202,162
International Paper Co. .........       74,200      3,747,100
                                                 ------------
                                                    9,971,562
                                                 ------------
POLLUTION CONTROL (1.7%)
Browning-Ferris Industries
 Inc. ...........................      143,400      6,166,200
                                                 ------------
RETAIL (4.8%)
Federated Department Stores, Inc.
 (a).............................      128,000      6,776,000
Kmart Corp. (a)..................      272,400      4,477,575
Payless ShoeSource, Inc. (a).....       68,300      3,654,050
Saks Inc. (a)....................       67,900      1,960,613
                                                 ------------
                                                   16,868,238
                                                 ------------
SPECIALIZED SERVICES (1.4%)
Service Corp. International......      263,200      5,066,600
                                                 ------------
STEEL (2.0%)
UCAR International Inc. (a)......       85,900      2,168,975
USX Corp. .......................      181,300      4,895,100
                                                 ------------
                                                    7,064,075
                                                 ------------
TELECOMMUNICATIONS--
 LONG DISTANCE (1.7%)
AT&T Corp. ......................      105,600      5,893,800
                                                 ------------
TELEPHONE (1.8%)
Nippon Telegraph & Telephone
 Corp. ADR (b)(c)................      100,500      6,293,813
                                                 ------------
TEXTILES--APPAREL MANUFACTURERS
 (1.5%)
Liz Claiborne, Inc. .............      142,100      5,186,650
                                                 ------------
TEXTILES--HOME FURNISHINGS (0.9%)
Shaw Industries, Inc. (a)........      195,000      3,217,500
                                                 ------------

                                     SHARES         VALUE
                                   -----------------------
COMMON STOCKS (CONTINUED)
TOBACCO (3.1%)
Philip Morris Cos. Inc. .........      249,600   $ 10,030,800
R.J. Reynolds Tobacco Holdings,
 Inc. (a)........................       22,033        694,050
                                                 ------------
                                                   10,724,850
                                                 ------------
TOYS (1.1%)
Mattel, Inc. ....................      149,100      3,941,831
                                                 ------------
Total Common Stocks
 (Cost $301,048,760).............                 335,161,293
                                                 ------------
SHORT-TERM INVESTMENTS (4.3%)
COMMERCIAL PAPER (4.3%)
American Express Credit Corp.
 4.92%, due 7/7/99...............  $ 5,000,000   $  4,995,894
Ford Motor Credit Co.
 5.65%, due 7/1/99...............   10,135,000     10,135,000
                                                 ------------
Total Short-Term Investments
 (Cost $15,130,894)..............                  15,130,894
                                                 ------------
Total Investments
 (Cost $316,179,654) (d).........         99.7%   350,292,187(e)
Cash and Other Assets,
 Less Liabilities................          0.3        917,233
                                    ----------     ----------
Net Assets.......................        100.0%  $351,209,420
                                    ==========     ==========

------------
(a) Non-income producing security.
(b) ADR--American Depository Receipt.
(c) Segregated as collateral for foreign currency forward contract.
(d) The cost for Federal income tax purposes is $316,449,107.
(e) At June 30, 1999 net unrealized appreciation was $33,843,080, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $46,846,516 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $13,003,436.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY VP SERIES FUND, INC.
VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1999 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $316,179,654).........   $350,292,187
Cash.....................................          3,020
Receivables:
  Investment securities sold.............     11,779,906
  Dividends..............................        682,658
  Fund shares sold.......................        236,464
Unrealized appreciation on foreign
  currency forward contract..............         25,587
                                            ------------
        Total assets.....................    363,019,822
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........     11,514,162
  Adviser................................        103,505
  Shareholder communication..............         92,761
  Administrator..........................         57,503
  Custodian..............................         13,651
  Directors..............................            278
Accrued expenses.........................         28,542
                                            ------------
        Total liabilities................     11,810,402
                                            ------------
Net assets applicable to outstanding
  shares.................................   $351,209,420
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $    220,176
Additional paid-in capital...............    318,882,274
Accumulated undistributed net investment
  income.................................      2,164,504
Accumulated net realized loss on
  investments............................     (4,195,654)
Net unrealized appreciation on
  investments............................     34,112,533
Net unrealized appreciation on foreign
  currency forward contract..............         25,587
                                            ------------
Net assets applicable to outstanding
  shares.................................   $351,209,420
                                            ============
Shares of capital stock outstanding......     22,017,598
                                            ============
Net asset value per share outstanding....   $      15.95
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1999 (Unaudited)

INVESTMENT INCOME:
Income:
  Dividends..............................   $  2,924,948
  Interest...............................        258,995
                                            ------------
        Total income.....................      3,183,943
                                            ------------
Expenses:
  Advisory...............................        580,530
  Administration.........................        322,517
  Shareholder communication..............         52,810
  Professional...........................         26,716
  Custodian..............................         18,846
  Directors..............................          7,292
  Miscellaneous..........................         10,728
                                            ------------
        Total expenses...................      1,019,439
                                            ------------
Net investment income....................      2,164,504
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  FORWARD CONTRACT TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions..................     (3,359,034)
  Foreign currency forward contract
    transactions.........................        235,448
                                            ------------
Net realized loss on investments and
  foreign currency forward contract
  transactions...........................     (3,123,586)
                                            ------------
Net change in unrealized appreciation
  (depreciation) on investments:
  Security transactions..................     44,131,116
  Foreign currency forward contract......        104,603
                                            ------------
Net unrealized gain on investments and
  foreign currency forward contract
  transactions...........................     44,235,719
                                            ------------
Net realized and unrealized gain on
  investments and foreign currency
  forward contract transactions..........     41,112,133
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 43,276,637
                                            ============


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1999 (Unaudited) and the year ended December 31, 1998

                                                                  1999           1998
                                                              ---------------------------
INCREASE IN NET ASSETS:

Operations:
  Net investment income.....................................  $ 2,164,504    $  5,023,618
  Net realized gain (loss) on investments...................   (3,359,034)     21,769,146
  Net realized gain on foreign currency forward contract
    transactions............................................      235,448              --
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   44,131,116     (44,777,169)
  Net unrealized appreciation (depreciation) on foreign
    currency forward contract...............................      104,603         (79,016)
                                                              ------------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................   43,276,637     (18,063,421)
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income................................           --      (5,031,657)
  From net realized gain on investments.....................           --     (24,497,929)
  In excess of net realized gain on investments.............           --      (1,072,068)
                                                              ------------   ------------
    Total dividends and distributions to shareholders.......           --     (30,601,654)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................   13,665,128      90,387,964
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............           --      30,601,654
                                                              ------------   ------------
                                                               13,665,128     120,989,618
  Cost of shares redeemed...................................  (25,475,358)    (16,760,962)
                                                              ------------   ------------
  Increase (decrease) in net assets derived from capital
    share transactions......................................  (11,810,230)    104,228,656
                                                              ------------   ------------
Net increase in net assets..................................   31,466,407      55,563,581
NET ASSETS:
Beginning of period.........................................  319,743,013     264,179,432
                                                              ------------   ------------
End of period...............................................  $351,209,420   $319,743,013
                                                              ============   ============
Accumulated undistributed net investment income at end of
  period....................................................  $ 2,164,504    $         --
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                           MAY 1,
                                             SIX MONTHS                                                   1995 (a)
                                               ENDED                                                      THROUGH
                                              JUNE 30,               YEAR ENDED DECEMBER 31             DECEMBER 31,
                                               1999*           1998           1997           1996           1995
                                            ------------------------------------------------------------------------
Net asset value at beginning of period....  $      13.96   $      16.09   $      13.90   $      11.58   $      10.00
                                            ------------   ------------   ------------   ------------   ------------
Net investment income.....................          0.10           0.24           0.21           0.17           0.10
Net realized and unrealized gain (loss) on
  investments.............................          1.89          (0.90)          2.94           2.52           1.58
                                            ------------   ------------   ------------   ------------   ------------
Total from investment operations..........          1.99          (0.66)          3.15           2.69           1.68
                                            ------------   ------------   ------------   ------------   ------------
Less dividends and distributions:
  From net investment income..............            --          (0.24)         (0.21)         (0.17)         (0.10)
  From net realized gain on investments...            --          (1.23)         (0.75)         (0.20)            --
                                            ------------   ------------   ------------   ------------   ------------
Total dividends and distributions.........            --          (1.47)         (0.96)         (0.37)         (0.10)
                                            ------------   ------------   ------------   ------------   ------------
Net asset value at end of period..........  $      15.95   $      13.96   $      16.09   $      13.90   $      11.58
                                            ============   ============   ============   ============   ============
Total investment return...................         14.30%(b)        (4.14%)        22.89%        23.22%        16.76%(b)

Ratios (to average net assets)/Supplemental Data:
  Net investment income......................              1.34%+         1.60%          1.78%          2.10%          2.57%+
  Net expenses...............................              0.63%+         0.65%          0.65%          0.73%          0.73%+
  Expenses (before reimbursement)............              0.63%+         0.65%          0.65%          0.79%          1.45%+
Portfolio turnover rate......................                36%            69%            48%            41%            20%
Net assets at end of period (in 000's).......      $    351,209   $    319,743   $    264,179   $    120,415   $     24,429

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.


BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1999 (Unaudited)


LONG-TERM BONDS (96.0%)+
CORPORATE BONDS (51.8%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
AIRPORT TRANSPORTATION (1.7%)
Delta Airlines, Inc.
 6.65%, due 3/15/04..............  $ 5,000,000   $  4,918,750
                                                 ------------
BANKS (4.9%)
BankAmerica Corp.
 7.75%, due 7/15/02..............    4,000,000      4,150,000
Fleet National Bank
 5.75%, due 1/15/09..............    5,000,000      4,556,250
Golden West Financial Corp.
 10.25%, due 12/1/00.............    1,000,000      1,051,250
Popular Inc.
 6.20%, due 4/30/01..............    5,000,000      4,956,250
                                                 ------------
                                                   14,713,750
                                                 ------------
CHEMICALS (1.0%)
Praxair, Inc.
 6.15%, due 4/15/03..............    3,000,000      2,947,500
                                                 ------------
CONTAINERS (1.6%)
Owens-Illinois, Inc.
 7.80%, due 5/15/18..............    5,000,000      4,625,000
                                                 ------------
ELECTRIC POWER COMPANIES (1.7%)
Niagara Mohawk Power Corp.
 7.125%, due 7/1/01..............    5,000,000      5,018,750
                                                 ------------
ELECTRIC UTILITIES (3.4%)
Cleveland Electric Illuminating
 Co.
 7.88%, due 11/1/17..............    5,000,000      5,081,250
Commonwealth Edison Co.
 6.95%, due 7/15/18..............    5,000,000      4,787,500
                                                 ------------
                                                    9,868,750
                                                 ------------
ELECTRONICS/ELECTRIC (3.0%)
Raytheon Co.
 5.95%, due 3/15/01..............    5,000,000      4,981,250
 6.75%, due 3/15/18..............    4,000,000      3,775,000
                                                 ------------
                                                    8,756,250
                                                 ------------
FINANCE (13.6%)
Chrysler Financial Corp.
 5.875%, due 2/7/01..............    5,000,000      4,993,750
CIT Group Inc.
 6.50%, due 6/14/02..............    3,000,000      3,003,750
Ford Motor Credit Corp.
 5.80%, due 1/12/09..............    5,000,000      4,568,750
General Motors Acceptance Corp.
 5.625%, due 2/15/01.............    6,000,000      5,955,000
Household Finance Corp.
 6.50%, due 11/15/08.............    5,000,000      4,768,750
John Deere Capital Corp.
 5.35%, due 10/23/01.............    5,000,000      4,893,750

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------

CORPORATE BONDS (51.8%)
FINANCE (Continued)
Norwest Financial, Inc.
 6.85%, due 7/15/09..............  $ 7,000,000   $  6,938,750
Providian National Bank
 6.75%, due 3/15/02..............    5,000,000      4,975,000
                                                 ------------
                                                   40,097,500
                                                 ------------
MEDIA (1.6%)
News America Inc.
 7.125%, due 4/8/28..............    5,000,000      4,556,250
                                                 ------------
OIL & GAS (3.0%)
Conoco, Inc.
 6.95%, due 4/15/29..............    5,000,000      4,687,500
Oryx Energy Co.
 9.50%, due 11/1/99 (a)..........    4,235,000      4,272,056
                                                 ------------
                                                    8,959,556
                                                 ------------
PAPER/PRODUCTS (1.6%)
Champion International Corp.
 9.875%, due 6/1/00..............    4,500,000      4,640,625
                                                 ------------
POLLUTION CONTROL (1.4%)
USA Waste Services, Inc.
 7.00%, due 10/1/04..............    4,000,000      4,025,000
                                                 ------------
RAILROADS (4.1%)
CSX Corp.
 7.05%, due 5/1/02...............    7,000,000      7,087,500
Norfolk Southern Corp.
 7.80%, due 5/15/27..............    5,000,000      5,193,750
                                                 ------------
                                                   12,281,250
                                                 ------------
RETAIL STORES (2.4%)
Harcourt General, Inc.
 9.50%, due 3/15/00..............    2,000,000      2,037,500
Penney (J.C.) Co., Inc.
 6.95%, due 4/1/00...............    5,000,000      5,037,500
                                                 ------------
                                                    7,075,000
                                                 ------------
RETAIL -- FOOD (1.7%)
Kroger Co.
 7.70%, due 6/1/29...............    5,000,000      4,962,500
                                                 ------------
TELECOMMUNICATIONS (3.5%)
Sprint Capital Corp.
 6.875%, due 11/15/28............    6,000,000      5,482,500
Worldcom, Inc.
 6.40%, due 8/15/05..............    5,000,000      4,881,250
                                                 ------------
                                                   10,363,750
                                                 ------------
WHOLESALE--FOOD (1.6%)
Pepsi Bottling Group, Inc.
 7.00%, due 3/1/29...............    5,000,000      4,693,750
                                                 ------------
Total Corporate Bonds
 (Cost $156,621,334).............                 152,503,931
                                                 ------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1999 (Unaudited)

U.S. GOVERNMENT &
FEDERAL AGENCIES (42.5%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
FEDERAL HOME LOAN BANK (1.7%)
 5.625%, due 3/19/01.............  $ 5,000,000   $  4,991,000
                                                 ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (7.2%)
 5.125%, due 2/13/04.............   15,000,000     14,372,400
 5.91%, due 8/25/03..............    7,000,000      6,913,480
                                                 ------------
                                                   21,285,880
                                                 ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE PASS-THROUGH
 SECURITIES) (18.0%)
 6.00%, due 2/1/14-12/1/27.......    8,313,114      7,934,803
 6.50%, due 6/1/09-1/1/28........   18,975,348     18,417,517
 7.00%, due 2/1/27-1/1/28........   16,370,954     16,186,781
 7.50%, due 7/1/28...............    5,036,608      5,088,536
 8.00%, due 5/1/25...............    5,112,838      5,242,244
                                                 ------------
                                                   52,869,881
                                                 ------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION I
 (MORTGAGE PASS-THROUGH
 SECURITY) (0.7%)
 9.00%, due 4/15/26..............    2,051,641      2,178,576
                                                 ------------
UNITED STATES TREASURY
 BONDS (3.9%)
 5.25%, due 11/15/28.............    8,000,000      7,091,280
 7.125%, due 2/15/23.............    4,000,000      4,431,520
                                                 ------------
                                                   11,522,800
                                                 ------------
UNITED STATES TREASURY
 NOTES (11.0%)
 5.50%, due 3/31/03..............    7,000,000      6,838,090
 5.875%, due 11/15/05............    5,000,000      5,000,000
 6.125%, due 8/15/07.............    5,000,000      5,052,150
 6.50%, due 8/15/05..............   15,000,000     15,422,850
                                                 ------------
                                                   32,313,090
                                                 ------------
Total U.S. Government &
 Federal Agencies
 (Cost $126,727,861).............                 125,161,227
                                                 ------------
YANKEE BONDS (1.7%)

CRUDE PETROLEUM &
 NATURAL GAS (1.7%)
Gulf Canada Resources Ltd.
 9.00%, due 8/15/99 (a)..........    5,000,000      5,012,500
                                                 ------------
Total Yankee Bonds
 (Cost $5,011,404)...............                   5,012,500
                                                 ------------
Total Long-Term Bonds
 (Cost $288,360,599).............                 282,677,658
                                                 ------------

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
SHORT-TERM
INVESTMENTS (2.5%)
COMMERCIAL PAPER (2.5%)
Allergan, Inc.
 5.20%, due 7/13/99..............  $ 1,100,000   $  1,098,093
Associates Corp. of North America
 4.708%, due on demand (b).......    2,597,000      2,597,000
General Electric Capital Corp.
 5.70%, due 7/1/99...............    3,511,000      3,511,000
                                                 ------------
Total Short-Term Investments
 (Cost $7,206,093)...............                   7,206,093
                                                 ------------
Total Investments
 (Cost $295,566,692) (c).........         98.5%   289,883,751(d)
Cash and Other Assets,
 Less Liabilities................          1.5      4,273,653
                                    ----------   ------------
Net Assets.......................        100.0%  $294,157,404
                                    ==========   ============

------------
(a) Long-term security maturing within the subsequent twelve month period.
(b) Adjustable rate. Rate shown is the rate in effect at June 30, 1999.
(c) The cost for Federal income tax purposes is $295,667,597.
(d) At June 30, 1999 net unrealized depreciation was $5,783,846, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $940,795 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $6,724,641.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1999 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $295,566,692).........   $289,883,751
Cash.....................................          2,722
Receivables:
  Interest...............................      4,577,882
  Investment securities sold.............      3,350,000
  Fund shares sold.......................        202,500
                                            ------------
        Total assets.....................    298,016,855
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........      3,510,444
  Fund shares redeemed...................        143,781
  Shareholder communication..............         67,070
  Adviser................................         60,149
  Administrator..........................         48,120
  Directors..............................            164
Accrued expenses.........................         29,723
                                            ------------
        Total liabilities................      3,859,451
                                            ------------
Net assets applicable to outstanding
  shares.................................   $294,157,404
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $    226,658
Additional paid-in capital...............    292,166,538
Accumulated undistributed net investment
  income.................................      8,206,612
Accumulated net realized loss on
  investments............................       (759,463)
Net unrealized depreciation on
  investments............................     (5,682,941)
                                            ------------
Net assets applicable to outstanding
  shares.................................   $294,157,404
                                            ============
Shares of capital stock outstanding......     22,665,778
                                            ============
Net asset value per share outstanding....   $      12.98
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1999 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest...............................   $  8,960,244
                                            ------------
Expenses:
  Advisory...............................        361,835
  Administration.........................        289,468
  Shareholder communication..............         32,288
  Professional...........................         27,863
  Directors..............................          6,619
  Portfolio pricing......................          3,392
  Miscellaneous..........................          6,941
                                            ------------
        Total expenses...................        728,406
                                            ------------
Net investment income....................      8,231,838
                                            ------------
REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS:
Net realized loss on investments.........       (759,463)
Net change in unrealized appreciation on
  investments............................    (13,075,119)
                                            ------------
Net realized and unrealized loss on
  investments............................    (13,834,582)
                                            ------------
Net decrease in net assets resulting from
  operations.............................   $ (5,602,744)
                                            ============


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1999 (Unaudited) and the year ended December 31, 1998

                                                                  1999           1998
                                                              ---------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $  8,231,838   $ 14,515,227
  Net realized gain (loss) on investments...................      (759,463)     6,948,226
  Net change in unrealized appreciation on investments......   (13,075,119)        19,352
                                                              ------------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    (5,602,744)    21,482,805
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income................................       (32,869)   (14,391,518)
  From net realized gain on investments.....................            --     (7,064,292)
                                                              ------------   ------------
    Total dividends and distributions to shareholders.......       (32,869)   (21,455,810)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................    42,271,979     63,383,438
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............        32,869     21,455,810
                                                              ------------   ------------
                                                                42,304,848     84,839,248
  Cost of shares redeemed...................................   (19,904,062)   (36,423,049)
                                                              ------------   ------------
  Increase in net assets derived from capital share
    transactions............................................    22,400,786     48,416,199
                                                              ------------   ------------
Net increase in net assets..................................    16,765,173     48,443,194
NET ASSETS:
Beginning of period.........................................   277,392,231    228,949,037
                                                              ------------   ------------
End of period...............................................  $294,157,404   $277,392,231
                                                              ============   ============
Accumulated undistributed net investment income at end of
  period....................................................  $  8,206,612   $      7,643
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                SIX MONTHS
                                  ENDED
                                 JUNE 30,                                YEAR ENDED DECEMBER 31
                                  1999*             1998           1997           1996           1995           1994
                               -----------------------------------------------------------------------------------------
Net asset value at beginning
  of period..................  $      13.23     $      13.14   $      12.83   $      13.42   $      12.09   $      13.43
                               ------------     ------------   ------------   ------------   ------------   ------------
Net investment income........          0.36             0.74           0.88           0.87           0.88           0.88
Net realized and unrealized
  gain (loss) on
  investments................         (0.60)            0.46           0.35          (0.59)          1.33          (1.34)
                               ------------     ------------   ------------   ------------   ------------   ------------
Total from investment
  operations.................         (0.24)            1.20           1.23           0.28           2.21          (0.46)
                               ------------     ------------   ------------   ------------   ------------   ------------
Less dividends and
  distributions:
  From net investment
    income...................         (0.01)           (0.74)         (0.88)         (0.87)         (0.88)         (0.88)
  From net realized gain
    on investments...........            --            (0.37)         (0.04)            --             --             --
                               ------------     ------------   ------------   ------------   ------------   ------------
Total dividends and
  distributions..............         (0.01)           (1.11)         (0.92)         (0.87)         (0.88)         (0.88)
                               ------------     ------------   ------------   ------------   ------------   ------------
Net asset value at end of
  period.....................  $      12.98     $      13.23   $      13.14   $      12.83   $      13.42   $      12.09
                               ============     ============   ============   ============   ============   ============
Total investment return......         (1.88%)(a)         9.12%         9.65%          2.05%         18.31%         (3.39%)
Ratios (to average net
  assets)/ Supplemental Data:
  Net investment income......          5.69%+           5.86%          6.42%          6.31%          6.55%          6.53%
  Net expenses...............          0.50%+           0.52%          0.50%          0.58%          0.62%          0.62%
  Expenses (before
    reimbursement)...........          0.50%+           0.52%          0.50%          0.58%          0.91%          0.67%
Portfolio turnover rate......           129%             206%           187%           103%            81%            88%
Net assets at end of period
  (in 000's).................  $    294,157     $    277,392   $    228,949   $    226,375   $    235,030   $    206,686

------------
(a)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.


GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30,1999 (Unaudited)


COMMON STOCKS (96.9%)+
                                    SHARES          VALUE
                                  ------------------------
ALUMINUM (1.1%)
Alcoa Inc.......................      200,000   $   12,375,000
                                                --------------
BANKS--MAJOR REGIONAL (2.8%)
Bank of New York Co., Inc.
 (The)..........................      300,000       11,006,250
Mellon Bank Corp................      286,000       10,403,250
U.S. Bancorp....................      310,000       10,540,000
                                                --------------
                                                    31,949,500
                                                --------------
BANKS--MONEY CENTER (1.0%)
Bank of America Corp............      160,000       11,730,000
                                                --------------
BEVERAGES--ALCOHOLIC (1.0%)
Anheuser-Busch Cos., Inc........      160,000       11,350,000
                                                --------------
BEVERAGES--SOFT DRINKS (0.4%)
Pepsi Bottling Group Inc........      190,000        4,381,875
                                                --------------
BROADCAST/MEDIA (6.4%)
Capstar Broadcasting Corp. Class
 A (a)..........................      382,600       10,473,675
Clear Channel Communications,
 Inc. (a).......................      150,000       10,340,625
Comcast Corp. Special Class A...      450,000       17,296,875
MediaOne Group Inc. (a).........      230,000       17,106,250
News Corp. Ltd. (The) ADR (b)...      310,000       10,946,875
USA Networks, Inc. (a)..........      147,000        5,898,375
                                                --------------
                                                    72,062,675
                                                --------------
CHEMICALS (0.6%)
IMC Global Inc..................      300,000        5,287,500
Praxair Inc.....................       27,000        1,321,313
                                                --------------
                                                     6,608,813
                                                --------------
COMMUNICATIONS--EQUIPMENT MANUFACTURERS
 (7.9%)
ADC Telecommunications, Inc.
 (a)............................      280,000       12,757,500
Cisco Systems, Inc. (a).........      220,000       14,148,750
Lucent Technologies Inc. .......      231,000       15,578,063
Nokia Corp. ADR (b).............      200,000       18,312,500
Nortel Networks Corp. ..........      180,000       15,626,250
Tellabs, Inc. (a)...............      200,000       13,512,500
                                                --------------
                                                    89,935,563
                                                --------------
COMPUTER SOFTWARE & SERVICES
 (4.0%)
America Online Inc. (a).........      110,000       12,155,000
Ceridian Corp. (a)..............      280,000        9,152,500
Microsoft Corp. (a).............      150,000       13,528,125
SunGard Data Systems Inc. (a)...      300,000       10,350,000
                                                --------------
                                                    45,185,625
                                                --------------

                                    SHARES          VALUE
                                  ------------------------

COMPUTER SYSTEMS (4.4%)
Comdisco Inc. ..................      550,000   $   14,093,750
EMC Corp. (a)...................      180,000        9,900,000
Hewlett-Packard Co. ............      120,000       12,060,000
Sun Microsystems, Inc. (a)......      200,000       13,775,000
                                                --------------
                                                    49,828,750
                                                --------------
CONTAINERS--PAPER (0.9%)
Smurfit-Stone Container Corp.
 (a)............................      500,000       10,281,250
                                                --------------
ELECTRIC POWER COMPANIES (0.5%)
Duke Energy Corp................      100,000        5,437,500
                                                --------------
ELECTRICAL EQUIPMENT (2.9%)
Emerson Electric Co.............      170,000       10,688,750
General Electric Co.............      200,000       22,600,000
                                                --------------
                                                    33,288,750
                                                --------------
ELECTRONICS--SEMICONDUCTORS
 (3.9%)
Applied Materials, Inc. (a).....      160,000       11,820,000
Motorola, Inc...................      110,000       10,422,500
Texas Instruments Inc. .........      110,000       15,950,000
Vitesse Semiconductor Corp.
 (a)............................       90,000        6,069,375
                                                --------------
                                                    44,261,875
                                                --------------
ENTERTAINMENT (1.3%)
Time Warner Inc.................      200,000       14,400,000
                                                --------------
FINANCIAL--MISCELLANEOUS (5.1%)
American Express Co. ...........       90,000       11,711,250
American General Corp. .........      120,000        9,045,000
Associates First Capital Corp.
 Class A........................      260,000       11,521,250
Citigroup Inc. .................      300,000       14,250,000
Freddie Mac.....................      200,000       11,600,000
                                                --------------
                                                    58,127,500
                                                --------------
FOOD & HEALTH CARE DISTRIBUTORS
 (1.7%)
Cardinal Health, Inc. ..........      135,000        8,656,875
SYSCO Corp......................      360,000       10,732,500
                                                --------------
                                                    19,389,375
                                                --------------
HEALTH CARE--DIVERSIFIED (4.8%)
Abbott Laboratories.............      225,000       10,237,500
American Home Products Corp. ...      200,000       11,500,000
Bristol-Myers Squibb Co. .......      190,000       13,383,125
Johnson & Johnson...............      120,000       11,760,000
Warner-Lambert Co...............      112,250        7,787,344
                                                --------------
                                                    54,667,969
                                                --------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1999 (Unaudited)

COMMON STOCKS (CONTINUED)
                                    SHARES          VALUE
                                  ------------------------
HEALTH CARE--DRUGS (3.7%)
Glaxo Wellcome PLC ADR (b)......      150,000   $    8,493,750
Lilly (Eli) & Co. ..............      160,000       11,460,000
Pharmacia & Upjohn, Inc. .......      200,000       11,362,500
SmithKline Beecham PLC ADR (b)..      157,300       10,391,631
                                                --------------
                                                    41,707,881
                                                --------------
HEALTH CARE--MEDICAL PRODUCTS
 (1.0%)
Biomet, Inc.....................      150,000        5,962,500
Genzyme Corp.-- General Division
 (a)............................      100,000        4,850,000
Genzyme Surgical Products (a)...       35,802          157,754
                                                --------------
                                                    10,970,254
                                                --------------
HEAVY DUTY TRUCKS & PARTS (1.5%)
Eaton Corp......................      180,000       16,560,000
                                                --------------
INSURANCE BROKERS (0.9%)
Marsh & McLennan Cos., Inc......      135,000       10,192,500
                                                --------------
INSURANCE--LIFE (0.9%)
Provident Cos., Inc.............      260,000       10,400,000
                                                --------------
INSURANCE--MULTI-LINE (1.0%)
American International Group,
 Inc............................       95,800       11,214,587
                                                --------------
INSURANCE--PROPERTY & CASUALTY
 (0.8%)
Allstate Corp. (The)............      250,000        8,968,750
                                                --------------
INTERNET SOFTWARE & SERVICES
 (0.1%)
Rhythms NetConnections Inc.
 (a)............................       23,500        1,371,812
                                                --------------
MACHINERY--DIVERSIFIED (0.5%)
Ingersoll-Rand Co...............       91,000        5,880,875
                                                --------------
MANUFACTURING--DIVERSIFIED
 (2.7%)
AlliedSignal Inc................      260,000       16,380,000
Tyco International Ltd..........      150,000       14,212,500
                                                --------------
                                                    30,592,500
                                                --------------
NATURAL GAS DISTRIBUTORS & PIPELINES (2.0%)
Coastal Corp. (The).............      280,000       11,200,000
Enron Corp......................      135,000       11,036,250
                                                --------------
                                                    22,236,250
                                                --------------
OFFICE EQUIPMENT & SUPPLIES
 (0.9%)
Xerox Corp......................      180,000       10,631,250
                                                --------------
OIL & GAS DRILLING (0.5%)
Transocean Offshore Inc.........      200,000        5,250,000
                                                --------------

                                    SHARES          VALUE
                                  ------------------------

OIL & GAS--EQUIPMENT & SERVICES
 (1.6%)
Halliburton Co..................      200,000   $    9,050,000
Schlumberger Ltd................      150,000        9,553,125
                                                --------------
                                                    18,603,125
                                                --------------
OIL--INTEGRATED DOMESTIC (0.7%)
USX-Marathon Group..............      250,000        8,140,625
                                                --------------
OIL--INTEGRATED INTERNATIONAL
 (2.3%)
BP Amoco PLC ADR (b)............       65,791        7,138,323
Conoco Inc. Class A.............      200,000        5,575,000
Mobil Corp......................      140,000       13,860,000
                                                --------------
                                                    26,573,323
                                                --------------
PAPER & FOREST PRODUCTS (1.1%)
Boise Cascade Corp..............      275,000       11,825,000
                                                --------------
PUBLISHING (1.0%)
McGraw-Hill Cos., Inc. (The)....      214,000       11,542,625
                                                --------------
RAILROADS (1.0%)
Union Pacific Corp..............      185,000       10,787,812
                                                --------------
REAL ESTATE INVESTMENT/
 MANAGEMENT (1.1%)
Chelsea GCA Realty, Inc.........       96,300        3,575,138
First Industrial Realty Trust,
 Inc............................      175,000        4,801,562
Liberty Property Trust..........      166,500        4,141,687
                                                --------------
                                                    12,518,387
                                                --------------
RETAIL STORES--DEPARTMENT (1.3%)
Federated Department Stores,
 Inc. (a).......................      275,000       14,557,813
                                                --------------
RETAIL STORES--FOOD (2.4%)
Kroger Co. (The) (a)............      540,000       15,086,250
Safeway Inc. (a)................      220,000       10,890,000
Smart & Final Inc...............      163,000        1,711,500
                                                --------------
                                                    27,687,750
                                                --------------
RETAIL STORES--GENERAL
 MERCHANDISE (1.3%)
Wal-Mart Stores, Inc............      300,000       14,475,000
                                                --------------

RETAIL STORES--SPECIALTY (1.9%)
Costco Cos., Inc. (a)...........      175,000       14,010,938
CVS Corp........................      148,000        7,566,500
                                                --------------
                                                    21,577,438
                                                --------------
SPECIALIZED SERVICES (3.5%)
Acxiom Corp. (a)................      200,000        4,987,500
Cendant Corp. (a)...............      560,000       11,480,000
Fiserv, Inc. (a)................      250,000        7,828,125
ServiceMaster Co. (The).........      400,000        7,500,000
Young & Rubicam Inc. (a)........      175,000        7,951,563
                                                --------------
                                                    39,747,188
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                    SHARES          VALUE
                                  ------------------------
TELECOMMUNICATIONS--LONG
 DISTANCE (6.3%)
Allegiance Telecom Inc. (a).....      126,000   $    6,914,250
AT&T Corp.......................      200,000       11,162,500
Global Crossing Ltd. (a)........      163,744        6,969,354
MCI WorldCom, Inc. (a)..........      160,000       13,800,000
Qwest Communications
 International Inc. (a).........      300,000        9,918,750
Sprint Corp. (FON Group)........      250,000       13,203,125
Sprint Corp. (PCS Group) (a)....       55,000        3,141,875
Time Warner Telecom Inc. Class A
 (a)............................       22,500          652,500
WinStar Communications, Inc.
 (a)............................      125,000        6,093,750
                                                --------------
                                                    71,856,104
                                                --------------
TELEPHONE (3.6%)
ALLTEL Corp.....................      175,000       12,512,500
Ameritech Corp..................      206,000       15,141,000
Bell Atlantic Corp..............      200,000       13,075,000
                                                --------------
                                                    40,728,500
                                                --------------
WASTE DISPOSAL (0.6%)
Republic Services, Inc. Class A
 (a)............................      273,500        6,769,125
                                                --------------

Total Common Stocks (Cost
 $762,414,402)..................                 1,098,628,494
                                                --------------

SHORT-TERM INVESTMENTS (3.5%)

COMMERCIAL PAPER (3.5%)
Associates Corp. of North
 America
 4.71%, due on demand (c).......  $16,100,000   $   16,100,000
CIBA Specialty Chemical Corp.
 5.45%, due 7/1/99..............   21,390,000       21,390,000
General Electric Capital Corp.
 5.70%, due 7/1/99..............    2,539,000        2,539,000
                                                --------------
Total Short-Term Investments
 (Cost $40,029,000).............                    40,029,000
                                                --------------
Total Investments
 (Cost $802,443,402) (d)........        100.4%   1,138,657,494(e)
Liabilities In Excess of
 Cash and Other Assets..........         (0.4)      (4,136,550)
                                   ----------   --------------
Net Assets......................        100.0%  $1,134,520,944
                                   ==========   ==============

------------
(a)  Non-income producing security.
(b)  ADR--American Depository Receipt.
(c)  Adjustable rate. Rate shown is the rate in effect at June 30, 1999.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.
(e) At June 30, 1999 net unrealized appreciation was $336,214,092, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $344,772,664 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $8,558,572.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1999 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $802,443,402).......   $1,138,657,494
Cash...................................        2,276,104
Receivables:
  Investment securities sold...........       11,538,743
  Dividends and interest...............          916,488
  Fund shares sold.....................          370,046
                                          --------------
        Total assets...................    1,153,758,875
                                          --------------
LIABILITIES:
Payables:
  Investment securities purchased......       18,039,172
  Fund shares redeemed.................          477,677
  Shareholder communication............          264,713
  Adviser..............................          226,190
  Administrator........................          180,952
  Directors............................              734
Accrued expenses.......................           48,493
                                          --------------
        Total liabilities..............       19,237,931
                                          --------------
Net assets applicable to outstanding
  shares...............................   $1,134,520,944
                                          ==============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares
  authorized...........................   $      425,678
Additional paid-in capital.............      724,058,834
Accumulated undistributed net
  investment income....................        3,460,263
Accumulated undistributed net realized
  gain on investments..................       70,362,077
Net unrealized appreciation on
  investments..........................      336,214,092
                                          --------------
Net assets applicable to outstanding
  shares...............................   $1,134,520,944
                                          ==============
Shares of capital stock outstanding....       42,567,825
                                          ==============
Net asset value per share
  outstanding..........................   $        26.65
                                          ==============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1999 (Unaudited)

INVESTMENT INCOME:
Income:
  Dividends (a)........................   $    4,689,834
  Interest.............................        1,355,711
                                          --------------
        Total income...................        6,045,545
                                          --------------
Expenses:
  Advisory.............................        1,302,510
  Administration.......................        1,042,008
  Shareholder communication............          142,896
  Professional.........................           50,916
  Directors............................           23,460
  Miscellaneous........................           23,492
                                          --------------
        Total expenses.................        2,585,282
                                          --------------
Net investment income..................        3,460,263
                                          --------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.......       70,362,077
Net change in unrealized appreciation
  on investments.......................       52,901,461
                                          --------------
Net realized and unrealized gain on
  investments..........................      123,263,538
                                          --------------
Net increase in net assets resulting
  from operations......................   $  126,723,801
                                          ==============
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $35,451.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1999 (Unaudited) and the year ended December 31, 1998

                                                                    1999             1998
                                                              --------------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $      3,460,263   $   7,259,332
  Net realized gain on investments..........................        70,362,077      73,678,921
  Net change in unrealized appreciation on investments......        52,901,461     123,768,075
                                                              ----------------   -------------
  Net increase in net assets resulting from operations......       126,723,801     204,706,328
                                                              ----------------   -------------
Dividends and distributions to shareholders:
  From net investment income................................                --      (7,247,513)
  From net realized gain on investments.....................                --     (73,678,921)
                                                              ----------------   -------------
    Total dividends and distributions to shareholders.......                --     (80,926,434)
                                                              ----------------   -------------
Capital share transactions:
  Net proceeds from sale of shares..........................        92,717,744     121,819,072
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............                --      80,926,434
                                                              ----------------   -------------
                                                                    92,717,744     202,745,506
  Cost of shares redeemed...................................       (81,657,041)    (88,843,247)
                                                              ----------------   -------------
  Increase in net assets derived from capital share
    transactions............................................        11,060,703     113,902,259
                                                              ----------------   -------------
Net increase in net assets..................................       137,784,504     237,682,153
NET ASSETS:
Beginning of period.........................................       996,736,440     759,054,287
                                                              ----------------   -------------
End of period...............................................  $  1,134,520,944   $ 996,736,440
                                                              ================   =============
Accumulated undistributed net investment income at end of
  period....................................................  $      3,460,263   $          --
                                                              ================   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                           SIX MONTHS
                              ENDED
                            JUNE 30,                                   YEAR ENDED DECEMBER 31
                              1999*             1998            1997            1996            1995            1994
                           ----------------------------------------------------------------------------------------------
Net asset value at
  beginning of period....  $    23.62       $       20.31   $       18.63   $       17.22   $       14.69   $       15.64
                           -----------      -------------   -------------   -------------   -------------   -------------
Net investment income....        0.08                0.19            0.16            0.18            0.22            0.22
Net realized and
  unrealized gain (loss)
  on investments.........        2.95                5.21            4.74            4.06            4.06           (0.03)
                           -----------      -------------   -------------   -------------   -------------   -------------
Total from investment
  operations.............        3.03                5.40            4.90            4.24            4.28            0.19
                           -----------      -------------   -------------   -------------   -------------   -------------
Less dividends and
  distributions:
  From net investment
    income...............          --               (0.19)          (0.16)          (0.18)          (0.22)          (0.22)
  From net realized gain
    on investments.......          --               (1.90)          (3.06)          (2.65)          (1.53)          (0.92)
                           -----------      -------------   -------------   -------------   -------------   -------------
Total dividends and
  distributions..........          --               (2.09)          (3.22)          (2.83)          (1.75)          (1.14)
                           -----------      -------------   -------------   -------------   -------------   -------------
Net asset value at end of
  period.................  $    26.65       $       23.62   $       20.31   $       18.63   $       17.22   $       14.69
                           ===========      =============   =============   =============   =============   =============
Total investment
  return.................       12.86%(a)           26.59%          26.75%          24.50%          29.16%           1.20%
Ratios (to average net
  assets)/
  Supplemental Data:
  Net investment
    income...............        0.66%+              0.84%           0.80%           0.98%           1.29%           1.41%
  Net expenses...........        0.50%+              0.51%           0.50%           0.58%           0.62%           0.62%
  Expenses (before
    reimbursement).......        0.50%+              0.51%           0.50%           0.58%           0.91%           0.65%
Portfolio turnover
  rate...................          32%                 69%            103%            104%            104%            108%
Net assets at end of
  period (in 000's)......  $1,134,521       $     996,736   $     759,054   $     564,685   $     427,507   $     330,161

------------
(a)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1999 (Unaudited)


COMMON STOCKS (97.7%)+
                                    SHARES         VALUE
                                  ------------------------
AEROSPACE/DEFENSE (1.2%)
Boeing Co. (The)................    109,667    $    4,845,911
General Dynamics Corp. .........     14,283           978,386
Goodrich (B.F.) Co. ............      8,426           358,105
Lockheed Martin Corp. ..........     44,408         1,654,198
Northrop Grumman Corp. .........      7,720           511,932
Raytheon Co.
 Class B........................     37,926         2,669,042
Rockwell International Corp. ...     21,568         1,310,256
United Technologies Corp. ......     54,284         3,891,484
                                               --------------
                                                   16,219,314
                                               --------------
AIRLINES (0.3%)
AMR Corp. (a)...................     17,265         1,178,336
Delta Air Lines, Inc. ..........     15,813           911,224
Southwest Airlines Co. .........     37,782         1,175,965
US Airways Group, Inc. (a)......      8,284           360,872
                                               --------------
                                                    3,626,397
                                               --------------
ALUMINUM (0.3%)
Alcan Aluminum Ltd. ............     25,479           813,735
Alcoa Inc. .....................     41,379         2,560,326
Reynolds Metals Co. ............      7,357           434,063
                                               --------------
                                                    3,808,124
                                               --------------
AUTO PARTS & EQUIPMENT (0.3%)
Cooper Tire & Rubber Co. .......      8,564           202,325
Delphi Automotive Systems
 Corp. .........................     63,432         1,177,457
Genuine Parts Co. ..............     20,180           706,300
Goodyear Tire & Rubber Co.
 (The)..........................     17,555         1,032,453
                                               --------------
                                                    3,118,535
                                               --------------
AUTOMOBILES (1.0%)
Ford Motor Co. .................    136,344         7,694,915
General Motors Corp. ...........     72,986         4,817,076
                                               --------------
                                                   12,511,991
                                               --------------
BANKS--MAJOR REGIONAL (4.2%)
AmSouth Bancorp.................     19,886           461,107
Bank of New York Co., Inc.
 (The)..........................     85,756         3,146,173
Bank One Corp. .................    133,141         7,930,211
BankBoston Corp. ...............     33,423         1,708,751
BB&T Corp. .....................     35,375         1,297,820
Comerica Inc. ..................     17,606         1,046,457
Fifth Third Bancorp.............     30,250         2,013,516
Firstar Corp. ..................     74,450         2,084,600
Fleet Financial Group, Inc. ....     64,237         2,850,517
Huntington Bancshares Inc. .....     23,622           826,770
KeyCorp.........................     50,469         1,621,317
Mellon Bank Corp. ..............     58,704         2,135,358
Mercantile Bancorp., Inc. ......     17,753         1,014,140
National City Corp. ............     35,365         2,316,408
Northern Trust Corp. ...........     12,574         1,219,678
PNC Bank Corp. .................     34,216         1,971,697
Regions Financial Corp. ........     25,216           969,240
Republic New York Corp. ........     11,824           806,249

                                    SHARES         VALUE
                                  ------------------------

BANKS--MAJOR REGIONAL (Continued)
SouthTrust Corp. ...............     18,783    $      720,798
State Street Corp. .............     18,070         1,542,726
Summit Bancorp. ................     19,288           806,479
SunTrust Banks, Inc. ...........     36,205         2,513,985
Synovus Financial Corp. ........     30,570           607,579
Union Planters Corp. ...........     16,014           715,625
U.S. Bancorp....................     81,904         2,784,736
Wachovia Corp. .................     22,859         1,955,873
Wells Fargo Co. ................    186,194         7,959,793
                                               --------------
                                                   55,027,603
                                               --------------
BANKS--MONEY CENTER (2.4%)
Bank of America Corp. ..........    196,364        14,395,936
Chase Manhattan Corp. (The).....     95,176         8,244,621
First Union Corp. ..............    109,059         5,125,773
Morgan (J.P.) & Co., Inc. ......     20,010         2,811,405
                                               --------------
                                                   30,577,735
                                               --------------
BANKS--SAVINGS & LOANS (0.2%)
Golden West Financial Corp. ....      6,376           624,848
Washington Mutual, Inc. ........     67,353         2,382,612
                                               --------------
                                                    3,007,460
                                               --------------
BEVERAGES--ALCOHOLIC (0.4%)
Anheuser-Busch Cos., Inc. ......     53,547         3,798,490
Brown-Forman Corp.
 Class B........................      7,674           500,249
Coors (Adolph) Co.
 Class B........................      4,122           204,039
                                               --------------
                                                    4,502,778
                                               --------------
BEVERAGES--SOFT DRINKS (2.0%)
Coca-Cola Co. (The) (c).........    277,947        17,371,688
Coca-Cola Enterprises Inc. .....     47,804         1,469,973
PepsiCo, Inc. ..................    163,982         6,344,053
                                               --------------
                                                   25,185,714
                                               --------------
BROADCAST/MEDIA (1.1%)
CBS Corp. (a)...................     79,999         3,474,957
Clear Channel Communications,
 Inc. (a).......................     37,424         2,579,917
Comcast Corp. Special Class A...     83,438         3,207,148
MediaOne Group Inc. (a).........     68,192         5,071,780
                                               --------------
                                                   14,333,802
                                               --------------
BUILDING MATERIALS (0.1%)
Masco Corp. ....................     37,950         1,095,806
Owens Corning...................      6,214           213,606
Sherwin-Williams Co. (The)......     19,128           530,802
                                               --------------
                                                    1,840,214
                                               --------------
CHEMICALS (1.5%)
Air Products & Chemicals,
 Inc. ..........................     25,908         1,042,797
Dow Chemical Co. (The)..........     24,779         3,143,836
Du Pont (E.I.) De Nemours &
 Co. ...........................    127,023         8,677,259
Eastman Chemical Co. ...........      8,900           460,575
Hercules Inc. ..................     11,316           444,860
Monsanto Co. ...................     71,125         2,804,992
Praxair, Inc. ..................     17,782           870,207

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                    SHARES         VALUE
                                  ------------------------
CHEMICALS (Continued)
Rohm & Haas Co. ................     23,887    $    1,024,153
Union Carbide Corp. ............     14,944           728,520
                                               --------------
                                                   19,197,199
                                               --------------
CHEMICALS--DIVERSIFIED (0.2%)
Avery Dennison Corp. ...........     12,790           772,196
Engelhard Corp. ................     14,105           319,126
FMC Corp. (a)...................      3,537           241,621
PPG Industries, Inc. ...........     19,572         1,155,971
                                               --------------
                                                    2,488,914
                                               --------------
CHEMICALS--SPECIALTY (0.1%)
Grace (W.R.) & Co. (a)..........      7,837           144,005
Great Lakes Chemical Corp. .....      6,571           302,677
Nalco Chemical Co. .............      7,501           389,114
Sigma-Aldrich Corp. ............     11,346           390,728
                                               --------------
                                                    1,226,524
                                               --------------
COMMUNICATIONS--EQUIPMENT MANUFACTURERS
 (4.5%)
Andrew Corp. (a)................      9,293           175,986
Cabletron Systems, Inc. (a).....     20,747           269,711
Cisco Systems, Inc. (a).........    358,364        23,047,285
General Instrument Corp. (a)....     19,491           828,368
Lucent Technologies, Inc. ......    342,409        23,091,180
Network Appliance, Inc. (a).....      5,600           312,900
Nortel Networks Corp. ..........     74,824         6,495,659
Scientific-Atlanta, Inc. .......      8,393           302,148
Tellabs, Inc. (a)...............     44,124         2,981,128
3Com Corp. (a)..................     40,778         1,088,263
                                               --------------
                                                   58,592,628
                                               --------------
COMPUTER SOFTWARE & SERVICES (7.1%)
Adobe Systems Inc. .............      6,839           561,867
America Online Inc. (a).........    122,346        13,519,233
Autodesk, Inc. .................      6,627           195,911
Automatic Data Processing,
 Inc. ..........................     69,678         3,065,832
BMC Software, Inc. (a)..........     26,603         1,436,562
Ceridian Corp. (a)..............     16,229           530,485
Computer Associates
 International, Inc. ...........     60,432         3,323,760
Computer Sciences Corp. (a).....     17,940         1,241,224
Compuware Corp. (a).............     41,419         1,317,642
Electronic Data Systems
 Corp. .........................     55,446         3,136,164
Equifax Inc. ...................     16,311           582,099
First Data Corp. ...............     48,618         2,379,243
Microsoft Corp. (a)(c)..........    574,804        51,840,136
Novell, Inc. (a)................     37,908         1,004,562
Oracle Corp. (a)................    162,149         6,019,782
Parametric Technology Corp.
 (a)............................     30,464           422,688
Paychex, Inc. ..................     27,718           883,511
PeopleSoft, Inc. (a)............     27,127           467,941
Shared Medical Systems Corp. ...      2,899           189,160
                                               --------------
                                                   92,117,802
                                               --------------
COMPUTER SYSTEMS (5.3%)
Apple Computer, Inc. (a)........     17,885           828,299
Compaq Computer Corp. ..........    191,518         4,536,583

                                    SHARES         VALUE
                                  ------------------------

COMPUTER SYSTEMS (Continued)
Data General Corp. (a)..........      5,718    $       83,268
Dell Computer Corp. (a).........    285,679        10,570,123
EMC Corp. (a)...................    114,032         6,271,760
Gateway Inc. (a)................     17,716         1,045,244
Hewlett-Packard Co. ............    114,131        11,470,166
International Business Machines
 Corp. .........................    204,354        26,412,755
Seagate Technology, Inc. (a)....     25,043           641,727
Silicon Graphics, Inc. (a)......     21,276           348,395
Sun Microsystems, Inc. (a)......     87,194         6,005,487
Unisys Corp. (a)................     30,349         1,181,714
                                               --------------
                                                   69,395,521
                                               --------------
CONGLOMERATES (0.1%)
Tenneco Inc. ...................     19,290           460,549
Textron Inc. ...................     16,949         1,395,114
                                               --------------
                                                    1,855,663
                                               --------------
CONTAINERS--METAL & GLASS (0.1%)
Ball Corp. .....................      3,407           143,946
Crown Cork & Seal Co., Inc. ....     13,787           392,929
Owens-Illinois, Inc. (a)........     17,571           574,352
                                               --------------
                                                    1,111,227
                                               --------------
CONTAINERS--PAPER (0.1%)
Bemis Co., Inc. ................      6,020           239,295
Temple-Inland Inc. .............      6,360           434,070
                                               --------------
                                                      673,365
                                               --------------
COSMETICS/PERSONAL CARE (0.6%)
Alberto-Culver Co.
 Class B........................      6,369           169,575
Avon Products, Inc. ............     29,493         1,636,862
Gillette Co. (The)..............    125,144         5,130,903
International Flavors &
 Fragrances Inc. ...............     11,898           527,974
                                               --------------
                                                    7,465,314
                                               --------------
ELECTRIC POWER COMPANIES (2.0%)
Ameren Corp. ...................     15,443           592,625
American Electric Power Co.,
 Inc. ..........................     21,692           814,806
Carolina Power & Light Co. .....     17,065           730,595
Central & South West Corp. .....     23,932           559,411
Cinergy Corp. ..................     17,872           571,904
CMS Energy Corp. ...............     13,200           552,750
Consolidated Edison, Inc. ......     25,577         1,157,359
Constellation Energy Group......     16,759           496,485
Dominion Resources, Inc. .......     21,603           935,680
DTE Energy Co. .................     16,361           654,440
Duke Energy Corp. ..............     40,976         2,228,070
Edison International............     39,113         1,046,273
Entergy Corp. ..................     27,791           868,469
FirstEnergy Corp. ..............     26,441           819,671
Florida Progress Corp. .........     11,000           454,438
FPL Group, Inc. ................     20,283         1,107,959
GPU, Inc. ......................     14,145           596,742
New Century Energies Inc. ......     12,947           502,505


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1999 (Unaudited)

COMMON STOCKS (CONTINUED)
                                    SHARES         VALUE
                                  ------------------------
ELECTRIC POWER COMPANIES (Continued)
Niagara Mohawk Holdings Inc.
 (a)............................     21,112    $      339,112
Northern States Power Co. ......     17,224           416,606
PacifiCorp......................     33,470           615,011
PECO Energy Co. ................     21,564           907,036
PG&E Corp. .....................     43,279         1,406,568
PP&L Resources, Inc. ...........     17,767           546,335
Public Service Enterprise Group
 Inc. ..........................     24,771         1,012,515
Reliant Energy, Inc. ...........     33,356           921,459
Southern Co. (The)..............     78,646         2,084,119
Texas Utilities Co. ............     31,605         1,303,706
Unicom Corp. ...................     24,462           943,316
                                               --------------
                                                   25,185,965
                                               --------------
ELECTRICAL EQUIPMENT (3.8%)
Cooper Industries, Inc. ........     10,662           554,424
Emerson Electric Co. ...........     49,051         3,084,082
General Electric Co. (c)........    368,548        41,645,924
Grainger (W.W.), Inc. ..........     10,474           563,632
Honeywell Inc. .................     14,278         1,654,463
Raychem Corp. ..................      8,737           323,269
Solectron Corp. (a).............     28,439         1,896,526
Thomas & Betts Corp. ...........      6,428           303,723
                                               --------------
                                                   50,026,043
                                               --------------
ELECTRONICS--DEFENSE (0.0%) (b)
EG&G, Inc. .....................      5,052           179,978
                                               --------------
ELECTRONICS--INSTRUMENTATION (0.1%)
PE Corp.-PE Biosystems Group....      5,608           643,518
Tektronix, Inc. ................      5,311           160,326
                                               --------------
                                                      803,844
                                               --------------
ELECTRONICS--SEMICONDUCTORS (3.2%)
Advanced Micro Devices, Inc.
 (a)............................     16,594           299,729
Applied Materials, Inc. (a).....     41,973         3,100,755
Intel Corp. ....................    373,720        22,236,340
KLA-Tencor Corp. (a)............      9,828           637,592
LSI Logic Corp. (a).............     16,132           744,089
Micron Technology, Inc. (a).....     28,138         1,134,313
Motorola, Inc. .................     67,928         6,436,178
National Semiconductor Corp.
 (a)............................     18,903           478,482
Texas Instruments Inc. .........     44,138         6,400,010
                                               --------------
                                                   41,467,488
                                               --------------
ENGINEERING & CONSTRUCTION (0.0%) (b)
Fluor Corp. ....................      8,562           346,761
Foster Wheeler Corp. ...........      4,667            65,921
                                               --------------
                                                      412,682
                                               --------------
ENTERTAINMENT (1.8%)
King World Productions, Inc.
 (a)............................      7,807           271,781
Seagram Co. Ltd. ...............     48,218         2,428,982
Time Warner Inc. ...............    134,322         9,671,184
Viacom Inc.
 Class B (a)....................     77,786         3,422,584
Walt Disney Co. (The)...........    231,956         7,147,144
                                               --------------
                                                   22,941,675
                                               --------------

                                    SHARES         VALUE
                                  ------------------------

FINANCIAL--MISCELLANEOUS (4.4%)
AFLAC Inc. .....................     30,000    $    1,436,250
American Express Co. ...........     50,756         6,604,625
American General Corp. .........     28,373         2,138,615
Associates First Capital Corp.
 Class A........................     81,967         3,632,163
Citigroup Inc. .................    379,115        18,007,963
Fannie Mae......................    115,437         7,893,005
Franklin Resources Inc. ........     28,419         1,154,522
Freddie Mac.....................     78,304         4,541,632
MBIA Inc. ......................     11,246           728,178
MBNA Corp. .....................     90,297         2,765,346
Morgan Stanley Dean Witter &
 Co. ...........................     64,308         6,591,570
SLM Holding Corp. ..............     18,383           842,171
Transamerica Corp. .............     13,989         1,049,175
                                               --------------
                                                   57,385,215
                                               --------------
FOOD (1.7%)
Bestfoods.......................     31,464         1,557,468
Campbell Soup Co. ..............     49,148         2,205,517
ConAgra, Inc. ..................     54,996         1,464,269
General Mills, Inc. ............     17,165         1,379,637
Heinz (H.J.) Co. ...............     40,459         2,028,007
Hershey Foods Corp. ............     15,691           931,653
Kellogg Co. ....................     45,660         1,506,780
Nabisco Group Holdings Corp. ...     36,547           714,961
Quaker Oats Co. (The)...........     15,141         1,004,984
Ralston-Ralston Purina Group....     36,705         1,117,208
Sara Lee Corp. .................    101,711         2,307,568
Unilever N.V. ..................     64,367         4,489,598
Wrigley (Wm.) Jr. Co. ..........     13,145         1,183,050
                                               --------------
                                                   21,890,700
                                               --------------
FOOD & HEALTH CARE DISTRIBUTORS
 (0.3%)
Cardinal Health, Inc. ..........     30,571         1,960,365
McKesson HBOC, Inc. ............     31,315         1,005,994
SUPERVALU Inc. .................     13,439           345,214
SYSCO Corp. ....................     37,301         1,112,036
                                               --------------
                                                    4,423,609
                                               --------------
GOLD & PRECIOUS METALS MINING (0.1%)
Barrick Gold Corp. .............     43,937           851,279
Battle Mountain Gold Co. (a)....     25,883            63,090
Homestake Mining Co. ...........     29,302           239,910
Newmont Mining Corp. ...........     18,845           374,544
Placer Dome Inc. ...............     36,616           432,527
                                               --------------
                                                    1,961,350
                                               --------------
HARDWARE & TOOLS (0.1%)
Black & Decker Corp. (The)......      9,850           621,781
Snap-on Inc. ...................      7,427           268,765
Stanley Works (The).............     10,092           324,836
                                               --------------
                                                    1,215,382
                                               --------------
HEALTH CARE--DIVERSIFIED (4.2%)
Abbott Laboratories.............    171,211         7,790,101
Allergan, Inc. .................      7,464           828,504
American Home Products Corp. ...    147,116         8,459,170

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                    SHARES         VALUE
                                  ------------------------
HEALTH CARE--DIVERSIFIED (Continued)
Bristol-Myers Squibb Co. .......    223,642    $   15,752,783
Johnson & Johnson...............    151,410        14,838,180
Mallinckrodt Inc. ..............      8,004           291,146
Warner-Lambert Co. .............     95,855         6,649,940
                                               --------------
                                                   54,609,824
                                               --------------
HEALTH CARE--DRUGS (4.4%)
Lilly (Eli) & Co. ..............    123,946         8,877,632
Merck & Co., Inc. ..............    265,346        19,635,604
Pfizer Inc. ....................    145,749        15,995,953
Pharmacia & Upjohn, Inc. .......     57,057         3,241,551
Schering-Plough Corp. ..........    165,357         8,763,921
Watson Pharmaceuticals, Inc.
 (a)............................     10,700           375,169
                                               --------------
                                                   56,889,830
                                               --------------
HEALTH CARE--HMOs (0.3%)
Aetna Inc. .....................     15,865         1,418,926
Humana Inc. (a).................     18,845           243,807
United Healthcare Corp. ........     19,499         1,221,125
Wellpoint Health Networks Inc.
 (a)............................      7,600           645,050
                                               --------------
                                                    3,528,908
                                               --------------
HEALTH CARE--HOSPITAL MANAGEMENT (0.2%)
Columbia/HCA Healthcare
 Corp. .........................     63,953         1,458,928
Tenet Healthcare Corp. (a)......     34,989           649,483
                                               --------------
                                                    2,108,411
                                               --------------
HEALTH CARE--MEDICAL PRODUCTS (1.0%)
Bard (C.R.), Inc. ..............      5,796           277,121
Bausch & Lomb Inc. .............      6,452           493,578
Baxter International Inc. ......     32,832         1,990,440
Becton, Dickinson & Co. ........     28,256           847,680
Biomet, Inc. ...................     12,703           504,944
Boston Scientific Corp. (a).....     44,564         1,958,031
Guidant Corp. (a)...............     34,063         1,752,116
Medtronic, Inc. ................     65,830         5,126,511
St. Jude Medical, Inc. (a)......      9,524           339,293
                                               --------------
                                                   13,289,714
                                               --------------
HEALTH CARE--MISCELLANEOUS (0.4%)
ALZA Corp. (a)..................     11,417           580,840
Amgen Inc. (a)..................     57,620         3,507,618
HCR Manor Care, Inc. (a)........     12,555           303,674
HEALTHSOUTH Corp. (a)...........     46,709           697,716
                                               --------------
                                                    5,089,848
                                               --------------
HEAVY DUTY TRUCKS & PARTS (0.2%)
Cummins Engine Co., Inc. .......      4,695           268,202
Dana Corp. .....................     18,736           863,027
Eaton Corp. ....................      8,112           746,304
ITT Industries, Inc. ...........      9,890           377,056
Navistar International Corp.
 (a)............................      7,484           374,200
PACCAR Inc. ....................      8,828           471,195
                                               --------------
                                                    3,099,984
                                               --------------

                                    SHARES         VALUE
                                  ------------------------

HOMEBUILDING (0.0%) (b)
Centex Corp. ...................      6,658    $      250,091
Kaufman & Broad Home Corp. .....      5,385           133,952
Pulte Corp. ....................      4,917           113,706
                                               --------------
                                                      497,749
                                               --------------
HOTEL/MOTEL (0.4%)
Carnival Corp. .................     69,133         3,352,951
Harrah's Entertainment, Inc.
 (a)............................     14,385           316,470
Hilton Hotels Corp. ............     29,063           412,331
Marriott International, Inc.
 Class A........................     28,060         1,048,743
                                               --------------
                                                    5,130,495
                                               --------------
HOUSEHOLD--FURNISHINGS & APPLIANCES (0.1%)
Armstrong World Industries,
 Inc. ..........................      4,544           262,700
Maytag Corp. ...................      9,926           691,718
Whirlpool Corp. ................      8,495           628,630
                                               --------------
                                                    1,583,048
                                               --------------
HOUSEHOLD PRODUCTS (1.7%)
Clorox Co. (The)................     13,363         1,427,335
Colgate-Palmolive Co. ..........     33,016         3,260,330
Fort James Corp. ...............     24,823           940,171
Kimberly-Clark Corp. ...........     59,976         3,418,632
Procter & Gamble Co. (The)......    149,677        13,358,672
                                               --------------
                                                   22,405,140
                                               --------------
HOUSEWARES (0.2%)
Fortune Brands, Inc. ...........     18,813           778,388
Newell Rubbermaid Inc. .........     31,773         1,477,445
Tupperware Corp. ...............      6,445           164,348
                                               --------------
                                                    2,420,181
                                               --------------
INSURANCE BROKERS (0.4%)
Aon Corp. ......................     28,890         1,191,713
Marsh & McLennan Cos., Inc. ....     29,656         2,239,028
                                               --------------
                                                    3,430,741
                                               --------------
INSURANCE--LIFE (0.4%)
Conseco, Inc. ..................     36,467         1,109,964
Jefferson-Pilot Corp. ..........     12,006           794,647
Lincoln National Corp. .........     22,746         1,189,900
Provident Cos., Inc. ...........     15,334           613,360
Torchmark Corp. ................     15,032           512,967
UNUM Corp. .....................     15,716           860,451
                                               --------------
                                                    5,081,289
                                               --------------
INSURANCE--MULTI-LINE (1.5%)
American International Group,
 Inc. ..........................    139,564        16,337,711
CIGNA Corp. ....................     22,874         2,035,786
Hartford Financial Services
 Group, Inc. (The)..............     25,582         1,491,750
                                               --------------
                                                   19,865,247
                                               --------------
INSURANCE--PROPERTY &
 CASUALTY (0.7%)
Allstate Corp. (The)............     90,867         3,259,854
Chubb Corp. (The)...............     18,204         1,265,178


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1999 (Unaudited)

COMMON STOCKS (CONTINUED)
                                    SHARES         VALUE
                                  ------------------------
INSURANCE--PROPERTY & CASUALTY (Continued)
Cincinnati Financial Corp. .....     18,587    $      698,174
Loews Corp. ....................     12,341           976,482
MGIC Investment Corp. ..........     12,355           579,140
Progressive Corp. (The).........      8,201         1,189,145
SAFECO Corp.....................     15,312           675,642
St. Paul Cos., Inc. (The).......     25,493           810,996
                                               --------------
                                                    9,454,611
                                               --------------
INVESTMENT BANK/BROKERAGE (0.8%)
Bear Stearns Cos., Inc. (The)...     13,141           614,342
Lehman Brothers Holdings
 Inc. ..........................     13,358           831,534
Merrill Lynch & Co., Inc. ......     41,443         3,312,850
Paine Webber Group Inc. ........     16,400           766,700
Schwab (Charles) Corp. (The)....     46,001         5,054,360
                                               --------------
                                                   10,579,786
                                               --------------
LEISURE TIME (0.1%)
Brunswick Corp. ................     10,383           289,426
Mirage Resorts, Inc. (a)........     22,435           375,786
                                               --------------
                                                      665,212
                                               --------------
MACHINE TOOLS (0.0%) (b)
Milacron Inc. ..................      4,184            77,404
                                               --------------
MACHINERY--DIVERSIFIED (0.5%)
Briggs & Stratton Corp. ........      2,588           149,457
Case Corp. .....................      8,432           405,790
Caterpillar Inc. ...............     40,053         2,403,180
Deere & Co. ....................     26,134         1,035,560
Ingersoll-Rand Co. .............     18,733         1,210,620
NACCO Industries, Inc. Class
 A..............................        925            67,988
Thermo Electron Corp. (a).......     17,735           355,808
Timken Co. (The)................      6,954           135,603
                                               --------------
                                                    5,764,006
                                               --------------
MANUFACTURED HOUSING (0.0%) (b)
Fleetwood Enterprises, Inc. ....      3,966           104,851
                                               --------------
MANUFACTURING--DIVERSIFIED (1.5%)
AlliedSignal Inc. ..............     62,295         3,924,585
Crane Co. ......................      7,622           239,617
Danaher Corp. ..................     15,191           882,977
Dover Corp. ....................     24,057           920,180
Illinois Tool Works Inc. .......     28,198         2,312,236
Johnson Controls, Inc. .........      9,567           663,113
Millipore Corp. ................      4,975           201,798
Pall Corp. .....................     14,061           311,978
Parker-Hannifin Corp. ..........     12,255           560,666
Sealed Air Corp. (a)............      9,436           612,161
Tyco International Ltd. ........     92,405         8,755,374
                                               --------------
                                                   19,384,685
                                               --------------
METALS--MINING (0.1%)
ASARCO Inc......................      4,444            83,603
Cyprus Amax Minerals Co.........     10,147           154,108
Freeport-McMoRan Copper & Gold
 Inc. Class B (a)...............     18,373           329,566

                                    SHARES         VALUE
                                  ------------------------

METALS--MINING (Continued)
Inco Ltd. (a)...................     21,670    $      390,060
Phelps Dodge Corp. .............      6,616           409,778
                                               --------------
                                                    1,367,115
                                               --------------
MISCELLANEOUS (0.8%)
AES Corp. (The) (a).............     21,536         1,251,780
American Greetings Corp. Class
 A..............................      7,599           228,920
Archer-Daniels-Midland Co. .....     66,246         1,022,673
Corning Inc. ...................     27,395         1,921,074
Harcourt General, Inc. .........      8,034           414,253
Harris Corp. ...................      8,931           349,984
Jostens, Inc. ..................      3,834            80,754
Minnesota Mining &
 Manufacturing Co. .............     45,319         3,939,921
Nextel Communications, Inc.
 Class A (a)....................     33,335         1,673,000
Pioneer Hi-Bred International,
 Inc. ..........................     26,989         1,050,884
Sprint Corp. (PCS Group) (a)....     49,561         2,831,172
TRW, Inc. ......................     13,495           740,538
                                               --------------
                                                   15,504,953
                                               --------------
NATURAL GAS DISTRIBUTORS & PIPELINES (0.7%)
Coastal Corp. (The).............     24,022           960,880
Columbia Energy Group...........      9,301           583,056
Consolidated Natural Gas Co. ...     10,844           658,773
Eastern Enterprises.............      2,578           102,476
Enron Corp. ....................     39,810         3,254,468
NICOR Inc. .....................      5,436           206,908
ONEOK, Inc. ....................      3,562           113,094
Peoples Energy Corp. ...........      3,967           149,506
Sempra Energy...................     27,080           612,685
Sonat, Inc. ....................     12,458           412,671
Williams Cos., Inc. (The).......     48,581         2,067,729
                                               --------------
                                                    9,122,246
                                               --------------
OFFICE EQUIPMENT & SUPPLIES (0.5%)
Pitney Bowes Inc. ..............     30,248         1,943,434
Xerox Corp. ....................     74,492         4,399,684
                                               --------------
                                                    6,343,118
                                               --------------
OIL & GAS DRILLING (0.0%) (b)
Helmerich & Payne, Inc. ........      5,610           133,588
Rowan Cos., Inc. (a)............      9,322           171,874
                                               --------------
                                                      305,462
                                               --------------
OIL & GAS--EQUIPMENT & SERVICES (0.6%)
Baker Hughes Inc. ..............     36,904         1,236,284
Halliburton Co. ................     49,649         2,246,617
McDermott International Inc. ...      6,708           189,501
Schlumberger Ltd................     61,630         3,925,061
                                               --------------
                                                    7,597,463
                                               --------------
OIL & GAS--EXPLORATION & PRODUCTION (0.3%)
Anadarko Petroleum Corp. .......     13,635           501,938
Apache Corp. ...................     12,491           487,149
Burlington Resources Inc. ......     19,997           864,870

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                    SHARES         VALUE
                                  ------------------------
OIL & GAS--EXPLORATION & PRODUCTION
 (Continued)
Union Pacific Resources Group,
 Inc. ..........................     28,379    $      462,932
Unocal Corp. ...................     27,411         1,086,161
                                               --------------
                                                    3,403,050
                                               --------------
OIL--INTEGRATED DOMESTIC (0.6%)
Amerada Hess Corp. .............     10,309           613,386
Ashland Inc. ...................      8,355           335,244
Atlantic Richfield Co. .........     36,289         3,032,400
Kerr-McGee Corp. ...............      9,735           488,575
Occidental Petroleum Corp. .....     39,239           828,924
Phillips Petroleum Co. .........     28,407         1,429,227
Sunoco Inc. ....................     10,211           308,245
USX-Marathon Group..............     34,803         1,133,272
                                               --------------
                                                    8,169,273
                                               --------------
OIL--INTEGRATED INTERNATIONAL
 (4.3%)
Chevron Corp. ..................     73,691         7,014,462
Exxon Corp. ....................    273,407        21,086,515
Mobil Corp. ....................     88,010         8,712,990
Royal Dutch Petroleum Co. ADR
 (d)............................    241,540        14,552,785
Texaco Inc. ....................     60,385         3,774,063
                                               --------------
                                                   55,140,815
                                               --------------
PAPER & FOREST PRODUCTS (0.6%)
Boise Cascade Corp. ............      6,307           271,201
Champion International Corp. ...     10,883           521,024
Georgia-Pacific Group...........     19,318           915,190
International Paper Co. ........     46,188         2,332,494
Louisiana-Pacific Corp. ........     12,113           287,684
Mead Corp. (The)................     11,388           475,449
Potlatch Corp. .................      3,304           145,170
Westvaco Corp. .................     11,287           327,323
Weyerhaeuser Co. ...............     22,577         1,552,169
Willamette Industries, Inc. ....     12,444           573,201
                                               --------------
                                                    7,400,905
                                               --------------
PERSONAL LOANS (0.5%)
Capital One Financial Corp. ....     22,226         1,237,710
Countrywide Credit Industries,
 Inc. ..........................     12,723           543,908
Household International,
 Inc. ..........................     54,000         2,558,250
Providian Financial Corp. ......     15,988         1,494,878
                                               --------------
                                                    5,834,746
                                               --------------
PHOTOGRAPHY/IMAGING (0.2%)
Eastman Kodak Co. ..............     36,542         2,475,721
IKON Office Solutions, Inc. ....     16,791           251,865
Polaroid Corp. .................      4,938           136,412
                                               --------------
                                                    2,863,998
                                               --------------
POLLUTION CONTROL (0.3%)
Browning-Ferris Industries,
 Inc. ..........................     17,634           758,262
Waste Management, Inc. .........     68,624         3,688,540
                                               --------------
                                                    4,446,802
                                               --------------

                                    SHARES         VALUE
                                  ------------------------

PUBLISHING (0.1%)
McGraw-Hill Cos., Inc. (The)....     22,239    $    1,199,516
Meredith Corp. .................      5,795           200,652
                                               --------------
                                                    1,400,168
                                               --------------
PUBLISHING--NEWSPAPER (0.4%)
Dow Jones & Co., Inc. ..........     10,194           540,919
Gannett Co., Inc. ..............     31,474         2,246,457
Knight-Ridder, Inc. ............      8,989           493,833
New York Times Co. (The) Class
 A..............................     19,859           731,059
Times Mirror Co. (The) Class
 A..............................      8,193           485,435
Tribune Co. ....................     13,362         1,164,164
                                               --------------
                                                    5,661,867
                                               --------------
RAILROADS (0.5%)
Burlington Northern Santa Fe
 Corp. .........................     52,871         1,639,001
CSX Corp. ......................     24,523         1,111,198
Kansas City Southern
 Industries, Inc. ..............     12,400           791,275
Norfolk Southern Corp. .........     42,815         1,289,802
Union Pacific Corp. ............     27,931         1,628,726
                                               --------------
                                                    6,460,002
                                               --------------
RESTAURANTS (0.6%)
Darden Restaurants, Inc. .......     15,103           329,434
McDonald's Corp. ...............    152,616         6,304,949
Tricon Global Restaurants, Inc.
 (a)............................     17,284           935,496
Wendy's International, Inc. ....     13,946           394,846
                                               --------------
                                                    7,964,725
                                               --------------
RETAIL STORES--APPAREL (0.6%)
Gap, Inc. (The).................     96,677         4,870,129
Limited, Inc. (The).............     24,050         1,091,269
TJX Cos., Inc. (The)............     36,228         1,206,845
                                               --------------
                                                    7,168,243
                                               --------------
RETAIL STORES--DEPARTMENT (0.5%)
Dillard's, Inc. Class A.........     12,063           423,713
Federated Department Stores,
 Inc. (a).......................     23,450         1,241,384
Kohl's Corp. (a)................     18,362         1,417,317
May Department Stores Co.
 (The)..........................     37,607         1,537,186
Nordstrom, Inc. ................     15,953           534,426
Penney (J.C.) Co., Inc. ........     29,616         1,438,227
                                               --------------
                                                    6,592,253
                                               --------------
RETAIL STORES--DRUGS (0.3%)
Longs Drug Stores Corp. ........      4,395           151,902
Rite Aid Corp. .................     29,151           717,843
Walgreen Co. ...................    112,272         3,297,990
                                               --------------
                                                    4,167,735
                                               --------------
RETAIL STORES--FOOD (0.7%)
Albertson's, Inc. ..............     47,384         2,443,255
Great Atlantic & Pacific Tea
 Co., Inc. (The)................      4,301           145,428
Kroger Co. (The) (a)............     92,792         2,592,377
Safeway Inc. (a)................     55,902         2,767,149
Winn-Dixie Stores, Inc. ........     16,698           616,782
                                               --------------
                                                    8,564,991
                                               --------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1999 (Unaudited)

COMMON STOCKS (CONTINUED)
                                    SHARES         VALUE
                                  ------------------------
RETAIL STORES--GENERAL MERCHANDISE (2.3%)
Dayton Hudson Corp. ............     49,828    $    3,238,820
Kmart Corp. (a).................     55,579           913,580
Sears, Roebuck & Co. ...........     42,910         1,912,177
Wal-Mart Stores, Inc. ..........    501,194        24,182,610
                                               --------------
                                                   30,247,187
                                               --------------
RETAIL STORES--SPECIALTY (1.9%)
AutoZone, Inc. (a)..............     16,937           510,227
Best Buy Co., Inc. (a)..........     13,700           924,750
Circuit City Stores-Circuit City
 Group..........................     11,303         1,051,179
Consolidated Stores Corp. (a)...     12,374           334,098
Costco Cos., Inc. (a)...........     24,786         1,984,429
CVS Corp. ......................     43,936         2,246,228
Dollar General Corp. ...........     25,058           726,682
Home Depot, Inc. (The)..........    166,917        10,755,714
Lowe's Cos., Inc. ..............     41,837         2,371,635
Office Depot, Inc. (a)..........     37,900           836,169
Pep Boys-Manny, Moe & Jack
 (The)..........................      5,920           128,020
Staples Inc. (a)................     52,386         1,620,692
Tandy Corp. ....................     22,006         1,075,543
Toys "R" Us, Inc. (a)...........     27,983           578,898
                                               --------------
                                                   25,144,264
                                               --------------
SHOES (0.2%)
NIKE, Inc. Class B..............     31,802         2,013,464
Reebok International Ltd. (a)...      6,304           117,412
                                               --------------
                                                    2,130,876
                                               --------------
SPECIALIZED SERVICES (0.7%)
Block (H&R), Inc. ..............     10,924           546,200
Cendant Corp. (a)...............     86,514         1,773,537
Dun & Bradstreet Corp. (The)....     18,476           654,743
Ecolab Inc. ....................     14,606           637,187
IMS Health Inc. ................     35,717         1,116,156
Interpublic Group of Cos., Inc.
 (The)..........................     15,683         1,358,540
Laidlaw Inc. ...................     37,336           275,353
National Service Industries,
 Inc. ..........................      4,602           165,672
Omnicom Group Inc. .............     20,139         1,611,120
Service Corp. International.....     30,636           589,743
                                               --------------
                                                    8,728,251
                                               --------------
SPECIALTY PRINTING (0.1%)
Deluxe Corp. ...................      8,725           339,730
Donnelley (R.R.) & Sons Co. ....     14,734           546,079
                                               --------------
                                                      885,809
                                               --------------
STEEL (0.1%)
Allegheny Teledyne Inc. ........     21,742           491,913
Bethlehem Steel Corp. (a).......     14,719           113,152
Nucor Corp. ....................      9,899           469,584
USX-U.S. Steel Group............      9,986           269,622
Worthington Industries, Inc. ...     10,379           170,605
                                               --------------
                                                    1,514,876
                                               --------------

                                    SHARES         VALUE
                                  ------------------------

TELECOMMUNICATIONS--LONG DISTANCE (3.6%)
AT&T Corp. .....................    358,427    $   20,004,707
MCI WorldCom, Inc. (a)..........    209,563        18,074,809
Sprint Corp. (FON Group)........     97,446         5,146,367
                                               --------------
                                                   43,225,883
                                               --------------
TELEPHONE (4.7%)
ALLTEL Corp. ...................     31,697         2,266,336
Ameritech Corp. ................    123,796         9,099,006
Bell Atlantic Corp. ............    174,828        11,429,381
BellSouth Corp. ................    213,339        10,000,266
CenturyTel, Inc. ...............     15,550           618,113
Frontier Corp. .................     19,554         1,153,686
GTE Corp. ......................    109,241         8,268,178
SBC Communications Inc. ........    221,152        12,826,816
US West Inc. ...................     56,681         3,330,009
                                               --------------
                                                   58,991,791
                                               --------------
TEXTILES--APPAREL MANUFACTURERS (0.1%)
Fruit of the Loom Ltd. (a)......      8,172            79,677
Liz Claiborne, Inc. ............      7,091           258,822
Russell Corp. ..................      3,835            74,783
Springs Industries, Inc. Class
 A..............................      1,994            86,988
V.F. Corp. .....................     13,469           575,799
                                               --------------
                                                    1,076,069
                                               --------------
TOBACCO (0.9%)
Philip Morris Cos. Inc. ........    271,709        10,919,305
UST Inc. .......................     19,810           579,443
                                               --------------
                                                   11,498,748
                                               --------------
TOYS (0.1%)
Hasbro, Inc. ...................     22,059           616,273
Mattel, Inc. ...................     46,936         1,240,871
                                               --------------
                                                    1,857,144
                                               --------------
TRANSPORTATION--MISCELLANEOUS (0.2%)
FDX Corp. (a)...................     33,522         1,818,569
Ryder System, Inc...............      7,945           206,570
                                               --------------
                                                    2,025,139
                                               --------------
Total Common Stocks
 (Cost $883,972,672)............                1,263,644,686(e)
                                               --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

SHORT-TERM
INVESTMENTS (1.8%)
                                  PRINCIPAL
                                    AMOUNT         VALUE
                                  ------------------------
COMMERCIAL PAPER (1.5%)
Cooperative Association of
 Tractor Dealers Inc.
 5.35%, due 7/16/99 (c).........  $9,800,000   $    9,778,144
Minebea CP Inc.
 5.15%, due 7/22/99 (c).........   7,800,000        7,776,541
Toys "R" Us, Inc.
 5.25%, due 7/8/99 (c)..........   1,700,000        1,698,263
                                               --------------
Total Commercial Paper
 (Cost $19,252,948).............                   19,252,948
                                               --------------
U.S. GOVERNMENT (0.3%)
United States Treasury Bills
 4.50%, due 9/23/99 (c).........   2,400,000        2,374,349
 4.56%, due 9/16/99 (c).........   2,000,000        1,980,491
                                               --------------
Total U.S. Government
 (Cost $4,354,840)..............                    4,354,840
                                               --------------
Total Short-Term Investments
 (Cost $23,607,788).............                   23,607,788
                                               --------------
Total Investments
 (Cost $907,580,460) (f)........        99.5%   1,287,252,474(g)
Cash and Other Assets,
 Less Liabilities...............         0.5        6,620,176
                                   ---------    -------------
Net Assets......................       100.0%  $1,293,872,650
                                   =========    =============

FUTURES CONTRACTS (0.1%)

                                  CONTRACTS      UNREALIZED
                                     LONG      APPRECIATION(H)
                                  ---------------------------
Standard & Poor's 500
 September 1999.................         86    $    1,015,848
 Mini September 1999............          2             3,268
                                               --------------
Total Futures Contracts
 (Settlement Value
 $29,844,720)...................               $    1,019,116
                                               ==============

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) Segregated as collateral for futures contracts.
(d) ADR--American Depository Receipt.
(e) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 100.0% of net assets.
(f) The cost for Federal income tax purposes is $907,840,121.
(g) At June 30, 1999 net unrealized appreciation was $379,412,353, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $391,546,134 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $12,133,781.
(h) Represents the difference between the value of the contracts at the time they were opened and the value at June 30, 1999.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1999 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $907,580,460).......   $1,287,252,474
Receivables:
  Investment securities sold...........        7,099,779
  Fund shares sold.....................        1,216,319
  Dividends and interest...............        1,074,033
Variation margin receivable on futures
  contracts............................          792,010
                                          --------------
        Total assets...................    1,297,434,615
                                          --------------
LIABILITIES:
Payables:
  Investment securities purchased......        2,719,047
  Shareholder communication............          303,438
  Administrator........................          202,311
  Fund shares redeemed.................          144,129
  Adviser..............................          101,155
  Custodian............................           50,299
  Directors............................              599
Accrued expenses.......................           40,987
                                          --------------
        Total liabilities..............        3,561,965
                                          --------------
Net assets applicable to outstanding
  shares...............................   $1,293,872,650
                                          ==============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 50 million shares
  authorized...........................   $      448,280
Additional paid-in capital.............      894,355,660
Accumulated undistributed net
  investment income....................        6,865,996
Accumulated undistributed net realized
  gain on investments..................       11,511,584
Net unrealized appreciation on
  investments and futures
  transactions.........................      380,691,130
                                          --------------
Net assets applicable to outstanding
  shares...............................   $1,293,872,650
                                          ==============
Shares of capital stock outstanding....       44,827,972
                                          ==============
Net asset value per share
  outstanding..........................   $        28.86
                                          ==============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1999 (Unaudited)

INVESTMENT INCOME:
Income:
  Dividends (a)........................   $    6,781,529
  Interest.............................        2,057,253
                                          --------------
        Total income...................        8,838,782
                                          --------------
Expenses:
  Administration.......................        1,081,849
  Advisory.............................          540,924
  Shareholder communication............          191,220
  Custodian............................           63,392
  Professional.........................           50,192
  Directors............................           22,694
  Miscellaneous........................           22,515
                                          --------------
        Total expenses.................        1,972,786
                                          --------------
Net investment income..................        6,865,996
                                          --------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain from:
  Security transactions................        8,574,018
  Futures transactions.................        3,666,124
                                          --------------
Net realized gain on investments.......       12,240,142
                                          --------------
Net change in unrealized appreciation
  on investments:
  Security transactions................      105,354,318
  Futures transactions.................          551,367
                                          --------------
Net unrealized gain on investments.....      105,905,685
                                          --------------
Net realized and unrealized gain on
  investments..........................      118,145,827
                                          --------------
Net increase in net assets resulting
  from operations......................   $  125,011,823
                                          ==============
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $144,199.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

INDEXED EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1999 (Unaudited) and the year ended December 31, 1998

                                                                   1999            1998
                                                              -----------------------------
INCREASE IN NET ASSETS:

Operations:
  Net investment income.....................................  $    6,865,996   $  9,155,693
  Net realized gain on investments..........................      12,240,142      9,947,952
  Net change in unrealized appreciation on investments and
    futures transactions....................................     105,905,685    158,250,661
                                                              --------------   ------------
  Net increase in net assets resulting from operations......     125,011,823    177,354,306
                                                              --------------   ------------
Dividends and distributions to shareholders:
  From net investment income................................              --     (9,192,904)
  From net realized gain on investments.....................      (7,311,916)    (8,579,470)
                                                              --------------   ------------
    Total dividends and distributions to shareholders.......      (7,311,916)   (17,772,374)
                                                              --------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................     374,936,842    373,005,680
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............       7,311,916     17,772,374
                                                              --------------   ------------
                                                                 382,248,758    390,778,054
  Cost of shares redeemed...................................    (152,860,975)  (100,347,307)
                                                              --------------   ------------
  Increase in net assets derived from capital share
    transactions............................................     229,387,783    290,430,747
                                                              --------------   ------------
Net increase in net assets..................................     347,087,690    450,012,679
NET ASSETS:
Beginning of period.........................................     946,784,960    496,772,281
                                                              --------------   ------------
End of period...............................................  $1,293,872,650   $946,784,960
                                                              ==============   ============
Accumulated undistributed net investment income at end of
  period....................................................  $    6,865,996   $         --
                                                              ==============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                             SIX MONTHS
                                ENDED
                              June 30,                                     Year ended December 31
                                1999*             1998             1997             1996             1995             1994
                            ---------------------------------------------------------------------------------------------------
Net asset value at
  beginning of period.....  $       25.89    $        20.58   $        16.10   $        13.53   $        10.38   $        10.58
                            -------------    --------------   --------------   --------------   --------------   --------------
Net investment income.....           0.15              0.26             0.27             0.24             0.27             0.24
Net realized and
  unrealized gain (loss)
  on investments..........           2.99              5.58             4.99             2.79             3.55            (0.15)
                            -------------    --------------   --------------   --------------   --------------   --------------
Total from investment
  operations..............           3.14              5.84             5.26             3.03             3.82             0.09
                            -------------    --------------   --------------   --------------   --------------   --------------
Less dividends and
  distributions:
  From net investment
    income................             --             (0.26)           (0.27)           (0.24)           (0.28)           (0.24)
  From net realized gain
    on investments........          (0.17)            (0.27)           (0.51)           (0.22)           (0.39)           (0.05)
                            -------------    --------------   --------------   --------------   --------------   --------------
Total dividends and
  distributions...........          (0.17)            (0.53)           (0.78)           (0.46)           (0.67)           (0.29)
                            -------------    --------------   --------------   --------------   --------------   --------------
Net asset value at end of
  period..................  $       28.86    $        25.89   $        20.58   $        16.10   $        13.53   $        10.38
                            =============    ==============   ==============   ==============   ==============   ==============
Total investment return...          12.15%(a)          28.49%          32.84%           22.42%           36.89%            0.76%
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income...           1.27%+            1.30%            1.75%            2.14%            2.52%            2.61%
  Net expenses............           0.37%+            0.38%            0.39%            0.47%            0.47%            0.47%
  Expenses (before
    reimbursement)........           0.37%+            0.38%            0.39%            0.50%            0.62%            0.68%
Portfolio turnover rate...              2%                4%               5%               3%               5%               8%
Net assets at end of
  period (in 000's).......  $   1,293,873    $      946,785   $      496,772   $      223,945   $      105,171   $       63,164

------------
(a)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   MAINSTAY VP SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-- Organization and Business:
--------------------------------------------------------------------------------

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended, ("Investment Company Act") as an open-end diversified management investment company. Convertible Portfolio, which commenced operations on October 1, 1996, High Yield Corporate Bond, International Equity and Value Portfolios, which commenced operations on May 1, 1995, Capital Appreciation, Cash Management, Government, Total Return and Indexed Equity Portfolios, which commenced operations on January 29, 1993 and Bond and Growth Equity Portfolios, which commenced operations on January 23, 1984, (the "Portfolios"; each separately a "Portfolio") are separate Portfolios of the Fund. Shares of the Portfolios are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, New York Life Insurance and Annuity Corporation's Corporate Sponsored Variable Universal Life Separate Account-I. The Separate Account is used to fund flexible premium corporate sponsored variable life insurance policies.

The investment objectives for each of the Portfolios of the Fund are as follows:

Capital Appreciation: to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

Cash Management: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Convertible:  to seek capital appreciation together with current income.

Government: to seek a high level of current income, consistent with safety of principal.

High Yield Corporate Bond: to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies (that is, rated Baa to B by Moody's or BBB to B by S&P). Capital appreciation is a secondary objective.

International Equity: to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

Total Return: to realize current income consistent with reasonable opportunity for future growth of capital and income.

Value: to realize maximum long-term total return from a combination of capital growth and income.

Bond: to seek the highest income over the long term consistent with preservation of principal.

Growth Equity: to seek long-term growth of capital, with income as a secondary consideration.

Indexed Equity: to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500 Index.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Fund:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share is calculated for each Portfolio by dividing the current market value (amortized cost, in the case of Cash Management Portfolio) of the Portfolio's total assets, less liabilities, by the total number of outstanding shares of that Portfolio. Each Portfolio's net asset value will fluctuate, and although the Cash Management Portfolio seeks to preserve the value of your investment of $1.00 per share, an investor could lose money by investing in any Portfolio. An investment in the Cash Management Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                      (B)

SECURITIES VALUATION. Portfolio securities of Cash Management Portfolio are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Securities of each of the other Portfolios are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the National Association of Securities Dealers NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, at prices supplied by the pricing agent or brokers selected by the Adviser (see Note 3) if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures contracts are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Portfolios' calculations of net asset values unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

                                                   MAINSTAY VP SERIES FUND, INC.

                                      (C)

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The High Yield Corporate Bond, International Equity and Value Portfolios enter into foreign currency forward contracts in order to hedge their foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Portfolio's exposure at period-end to credit loss in the event of a counterparty's failure to perform its obligations.

HIGH YIELD CORPORATE BOND PORTFOLIO

Foreign currency forward contracts open at June 30, 1999:

                                                                 CONTRACT       CONTRACT       UNREALIZED
                                                                  AMOUNT         AMOUNT      APPRECIATION/
                                                                   SOLD        PURCHASED     (DEPRECIATION)
                                                              --------------  ------------   --------------
FOREIGN CURRENCY SALE CONTRACTS
------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 8/5/99-12/6/99...............  E    7,059,745  $  7,600,752     $ 270,258
Pound Sterling vs. U.S. Dollar, expiring 9/8/99-10/6/99.....  L   15,119,300  $ 24,433,074       581,930

                                                                 CONTRACT       CONTRACT
                                                                  AMOUNT         AMOUNT
                                                                PURCHASED         SOLD
                                                              --------------  ------------
FOREIGN CURRENCY BUY CONTRACTS
------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 8/5/99.......................  E    3,103,644  $  3,363,872      (154,360)
                                                                                               ---------
Net unrealized appreciation on foreign currency forward
  contracts.................................................                                   $ 697,828
                                                                                               =========

INTERNATIONAL EQUITY PORTFOLIO

Foreign currency forward contracts open at June 30, 1999:

                                                                 CONTRACT       CONTRACT       UNREALIZED
                                                                  AMOUNT         AMOUNT      APPRECIATION/
                                                                   SOLD        PURCHASED     (DEPRECIATION)
                                                              --------------  ------------   --------------
FOREIGN CURRENCY SALE CONTRACTS
------------------------------------------------------------
Australian Dollar vs. U.S. Dollar, expiring 8/18/99.........   A$  1,973,200  $  1,249,660     $ (57,095)
Euro vs. U.S. Dollar, expiring 8/31/99......................  E    4,150,000  $  4,515,413       215,207
New Zealand Dollar vs. U.S. Dollar, expiring 8/16/99........   N$  1,280,000  $    693,792        14,905
Pound Sterling vs. Euro, expiring 8/11/99...................  L    1,691,820   E 2,600,000        22,364

                                                                 CONTRACT       CONTRACT
                                                                  AMOUNT         AMOUNT
                                                                PURCHASED         SOLD
                                                              --------------  ------------
FOREIGN CURRENCY BUY CONTRACTS
------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 8/31/99......................  E    3,589,791  $  3,910,000      (190,279)
                                                                                               ---------
Net unrealized appreciation on foreign currency forward
  contracts.................................................                                   $   5,102
                                                                                               =========

VALUE PORTFOLIO

Foreign currency forward contract open at June 30, 1999:

                                                                 CONTRACT       CONTRACT
                                                                  AMOUNT         AMOUNT        UNREALIZED
                                                                   SOLD        PURCHASED      APPRECIATION
                                                              --------------  ------------   --------------
FOREIGN CURRENCY SALE CONTRACT
------------------------------------------------------------
Japanese Yen vs. U.S. Dollar, expiring 9/16/99..............  Y  422,000,000  $  3,553,086     $  25,587
                                                                                               ---------
Net unrealized appreciation on foreign currency forward
  contract..................................................                                   $  25,587
                                                                                               =========

                                      (D)

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Indexed Equity Portfolio invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Portfolio's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

                                      (E)

REPURCHASE AGREEMENTS. At the time a Portfolio enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in a segregated account of the respective Portfolio's custodian. In the case of repurchase agreements exceeding one day, the market value of the underlying securities are monitored by the Adviser by pricing them daily. (Also see Note 5).

                                      (F)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage related and other asset-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for all Portfolios are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for any Portfolio except Cash Management Portfolio which amortizes the premium on the constant yield method over the life of the respective securities.

                                                   MAINSTAY VP SERIES FUND, INC.

                                      (G)

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

        (i) market value of investment securities, other assets and liabilities--at the valuation date,

       (ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of High Yield Corporate Bond and International Equity Portfolios are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at period-end exchange rates are reflected in unrealized foreign exchange gains (losses).

INTERNATIONAL EQUITY PORTFOLIO

Foreign currency held at June 30, 1999:

                CURRENCY                           COST            VALUE
----------------------------------------         --------         --------
Australian Dollar          A$   387,530          $254,955         $256,506
Canadian Dollar            C$     1,065               721              720
Euro                       E    250,823           260,510          258,673
Hong Kong Dollar           HK       131                17               17
Japanese Yen               Y    375,700             3,100            3,104
New Zealand Dollar         N$   427,482           227,775          226,523
Pound Sterling             L     58,691            94,120           92,515
Swedish Krona              SK    58,326             6,997            6,860
Swiss Franc                CF    19,772            12,893           12,718
                                                 --------         --------
                                                 $861,088         $857,636
                                                 ========         ========

                                      (H)

MORTGAGE DOLLAR ROLLS. Certain of the Portfolios enter into mortgage dollar roll ("MDR") transactions in which they sell mortgage backed securities ("MBS") from their portfolio to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Portfolios maintain a segregated account with the custodian containing securities from the respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

                                      (I)

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. The issuers of the securities will bear the costs involved in registration under the Securities Act of 1933 and in connection with the disposition of such securities. The High Yield Corporate Bond and Total Return Portfolios do not have the right to demand that such securities be registered. The Portfolios may not invest more than 10% and 15%, respectively, of their net assets in illiquid securities.

HIGH YIELD CORPORATE BOND PORTFOLIO

Restricted securities held at June 30, 1999:

                                                                        PRINCIPAL                                    PERCENT
                                                  ACQUISITION            AMOUNT/                        6/30/99         OF
                SECURITY                            DATE(S)              SHARES         COST             VALUE      NET ASSETS
                --------                      -------------------      -----------   -----------      -----------   ----------
Affinity Group, Inc.
  Bank debt
  Tranche B
  8.625%, due 6/30/06                                    12/17/98      $ 1,293,500   $ 1,293,500      $ 1,293,500       0.2%
Domino's Pizza, Inc.
  Bank debt
  Tranche B
  8.8125%, due 12/21/06                                  12/24/98      $ 2,855,565     2,855,565        2,859,134       0.4
  Bank debt
  Tranche C
  9.0625%, due 12/21/07                                  12/24/98      $ 2,855,565     2,855,565        2,859,134       0.4
Eurotunnel
  Bank debt
  Tier One
  5.28%, due 12/31/12                                     5/12/99      FF  7,700,000   1,037,959          998,745       0.2
  7.03%, due 12/31/12                                     5/12/99      L   7,500,000  10,031,849        9,753,313       1.5
First Pacific Capital Ltd.
  Bank debt
  6.8125%, due 1/23/00                                    8/13/98      $ 3,000,000     2,790,799        2,910,000       0.5
FRI-MRD Corp.
  (zero coupon), due 1/24/02
  14.00%, beginning 7/31/99                              10/30/98      $ 3,000,000     2,988,590        2,996,250       0.5
  15.00%, due 1/24/02                              8/12/97-4/3/98      $ 5,400,000     5,333,085        5,393,250       0.8
GPA Group, PLC
  Preferred Stock                                 3/7/96-11/20/97        4,750,000     2,353,175        2,422,500       0.4
International Wireless
  Communications Holdings, Inc.
  (zero coupon), due 8/15/01                              6/17/98      $ 7,775,000     2,018,524          777,500       0.1
Isle of Capri Casinos, Inc.
  Bank debt
  Tranche A
  7.792%, due 4/23/04                                     5/12/99      $ 3,500,000     3,478,889        3,500,000       0.5
Kronos International, Inc.
  Bank debt
  5.4391%, due 9/15/00                            2/25/97-3/15/99      DM  247,967       138,609          128,791       0.0(a)
Metawave Communications Corp.
  Preferred Stock
  Series D                                                5/14/99           53,509             0(b)       353,159       0.1

                                                   MAINSTAY VP SERIES FUND, INC.

                                                                        PRINCIPAL                                    PERCENT
                                                  ACQUISITION            AMOUNT/                        6/30/99         OF
                SECURITY                            DATE(S)              SHARES         COST             VALUE      NET ASSETS
                --------                      -------------------      -----------   -----------      -----------   ----------
Packaging Corp. of America
  Bank debt
  Tranche B
  8.25%, due 4/23/07                                      4/23/99      $ 2,391,942   $ 2,391,942      $ 2,391,942       0.4%
  Bank debt
  Tranche C
  8.50%, due 4/23/08                                      4/23/99      $ 2,391,942     2,391,942        2,391,942       0.4
Paperboard Industries
  International, Inc.
  Preferred Stock
  5.00%, Class A                                           5/4/98          145,000     2,413,129        2,240,980       0.3
President Casinos, Inc.
  12.00%, due 9/15/01                                     12/3/98      $ 1,180,000     1,180,000        1,180,000       0.2
Supercanal Holding, S.A.
  Warrants, Series A, expire 11/14/99                    11/20/97          492,587        39,407           39,407       0.0(a)
Titan Tire Corp.
  7.00%, due 2/11/00                                      6/24/97      $ 6,000,000     5,935,217        5,955,000       0.9
Triad Hospital Holdings, Inc.
  Bank debt
  Tranche B
  8.97%, due 1/1/05                                        6/9/99      $ 4,300,000     4,300,000        4,300,000       0.7
Ventas Realty L.P.
  Bank debt
  Tranche A
  7.81%, due 10/30/99                              4/5/99-6/11/99      $ 3,125,000     2,870,666        2,625,000       0.4
  Bank debt
  Tranche D
  7.81%, due 4/30/03                                       4/5/99      $ 3,390,624     2,961,062        2,848,124       0.4
                                                                                     -----------      -----------      ----
                                                                                     $61,659,474      $60,217,671       9.3%
                                                                                     ===========      ===========      ====

---------------
(a) Less than one tenth of a percent.
(b) This preferred stock has no cost.
DM--Deutsche Mark
FF--French Franc
L--Pound Sterling

TOTAL RETURN PORTFOLIO

Restricted security held at June 30, 1999:

                                                                                                                     PERCENT
                                                  ACQUISITION                                           6/30/99         OF
                SECURITY                             DATE                SHARES         COST             VALUE      NET ASSETS
                --------                      -------------------      -----------   -----------      -----------   ----------
Paperboard Industries
  International, Inc.
  Preferred Stock, 5.00%, Class A                          5/4/98           15,000   $   249,634      $   231,826      0.10%
                                                                                     ===========      ===========      ====

                                      (J)

SECURITIES LENDING. The Portfolios may lend their securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities fail financially. The Portfolios receive compensation for lending their securities in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios.

At June 30, 1999, Government and Total Return Portfolios had portfolio securities with a fair market value of $36,554,459 and $62,462,750, respectively on loan to broker-dealers and government securities dealers.

Cash collateral received by Government and Total Return Portfolios is invested in investment grade commercial paper, or other securities in accordance with the Portfolios securities lending procedures. Such investments are included as an asset and a corresponding liability in the Statement of Assets and Liabilities. While the Portfolios invest cash collateral in investment grade securities or other "high quality" investment vehicles, the Portfolios bear the risk that liability for the collateral may exceed the value of the investment.

Net income earned on securities lending amounted to $31,577 and $70,491, net of broker fees and rebates, respectively, for the six months ended June 30, 1999, which is included as interest income on the Statement of Operations.

GOVERNMENT PORTFOLIO

Investments made with cash collateral at June 30, 1999:

                                                               PRINCIPAL
                                                                AMOUNT         VALUE
                                                              -----------   -----------
SHORT-TERM COMMERCIAL PAPER
Amsterdam Funding Corp. 5.127%, due 8/18/99.................  $ 5,300,000   $ 5,251,387
Atlantis One Funding Corp. 5.104%, due 7/1/99...............    5,000,000     4,995,750
Bayerische Hypo-Und Vereinsbank AG 5.851%, due 7/1/99.......    3,520,000     3,519,428
Liberty Lighthouse Corp. 5.16%, due 11/5/99.................    5,000,000     4,997,799
Premier Auto Trust 5.22%, due 7/6/99........................      143,388       143,601
Textron Financial Corp. 5.255%, due 11/24/99................    7,000,000     6,998,990
Triangular Funding Corp. 5.04%, due 10/15/99................    6,000,000     6,000,000
                                                                            -----------
                                                                             31,906,955
                                                                            -----------
REPURCHASE AGREEMENTS
Goldman Sachs & Co. 6.10%, due 12/31/99 (Collateralized by
  $550,260 Unova Inc.   6.875%, due 3/15/05 Market Value
  $524,810
  $680,400 Owens Corning 7.00%, due 3/15/09 Market Value
    $632,772
  $485,460 Erac USA Finance Company 6.75%, due 5/15/09
    Market Value $458,521
  $1,753,920 Conagra Inc. 7.00%, due 10/1/28 Market Value
    $1,617,184
  $2,275,020 Abitibi-Consolidated Inc. 7.40%, due 4/1/18
    Market Value $2,125,178)................................    4,440,000     4,440,000

                                                   MAINSTAY VP SERIES FUND, INC.

                                                               PRINCIPAL
                                                                AMOUNT         VALUE
                                                              -----------   -----------
REPURCHASE AGREEMENTS (Continued)
Goldman Sachs & Co. 6.14%, due 12/31/99
  (Collateralized by $468,740 Unova Inc.   6.875%, due
  3/15/05 Market Value $447,061
  $579,600 Owens Corning 7.00%, due 3/15/09 Market Value
    $539,028
  $413,540 Erac USA Finance Company 6.75%, due 5/15/09
    Market Value $390,593
  $1,494,080 Conagra Inc. 7.00%, due 10/1/28 Market Value
    $1,377,602
  $1,937,980 Abitibi-Consolidated Inc. 7.40%, due 4/1/18
    Market Value $1,810,337)................................  $ 3,770,000   $ 3,770,000
Prudential Securities Inc. 6.10%, due 12/31/99
  (Collateralized by $500,000 U.S. West Capital Funding Inc.
    6.25%, due 7/15/05 Market Value $476,873
  $521,633 U.S. Treasury Security Stripped Interest Payment
    8.875%, due 8/15/17 Market Value $161,611
  $303,061 U.S. Treasury Security Stripped Interest Payment
    9.875%, due 11/15/12 Market Value $129,274
  $80,102 U.S. Treasury Bond 10.375%, due 11/15/12 Market
    Value $101,191
  $357,143 Telecom De Puerto Rico 6.65%, due 5/15/06 Market
    Value $348,214
  $141,837 Joseph E. Seagram & Sons 6.25%, due 12/15/01
    Market Value $140,241
  $561,224 Residential Asset Securities Corp. 7.15%, due
    7/25/30 Market Value $561,224
  $204,082 Pulte Corp. 8.375%, due 8/15/04 Market Value
    $205,102
  $234,694 Oxy USA Inc. 7.00%, due 4/15/11 Market Value
    $208,824
  $122,449 News America Holdings Inc. 8.50%, due 2/15/05
    Market Value $128,418
  $366,490 The Money Store Business Loan Backed Trust
    5.3975%, due 6/15/13 Market Value $366,490
  $346,939 Hydro-Quebec Capitech Inc. 8.00%, due 2/1/13
    Market Value $367,736
  $5,816 Financial Corp. FICO Strip (zero coupon), due
    2/8/04 Market Value $4,342
  $78,367 Federal National Mortgage Association 5.125%, due
    2/13/04 Market Value $74,528
  $204,082 Federal Home Loan Bank 5.52%, due 4/5/02 Market
    Value $200,301
  $51,020 Federal Home Loan Bank 5.73%, due 5/29/01 Market
    Value $50,787)..........................................    3,500,000     3,500,000
                                                                            -----------
                                                                             11,710,000
                                                                            -----------
                                                                            $43,616,955
                                                                            ===========

TOTAL RETURN PORTFOLIO

Investments made with cash collateral at June 30, 1999:

                                                               PRINCIPAL
                                                                AMOUNT         VALUE
                                                              -----------   -----------
SHORT-TERM COMMERCIAL PAPER
Amsterdam Funding Corp. 5.127%, due 8/18/99.................  $   700,000   $   693,580
Atlantis One Funding Corp. 5.104%, due 7/1/99...............    5,000,000     4,995,750
Bankers Trust Corp. 5.27%, due 8/16/99......................    7,400,000     7,404,440
Bayer Hypo-Und Vereinsbank AG 5.851%, due 7/1/99............    3,550,000     3,549,423
Park Avenue Receivables Corp. 4.20%, due 7/7/99.............    5,000,000     4,994,779
                                                                            -----------
                                                                             21,637,972
                                                                            -----------
REPURCHASE AGREEMENTS
Goldman Sachs & Co. 6.10%, due 12/31/99 (Collateralized by
  $1,426,833 Unova Inc.   6.875%, due 3/15/05 Market Value
    $1,360,842
  $2,228,306 TRW, Inc. 6.45%, due 6/15/01 Market Value
    $2,218,947
  $160,102 TCI Communications Inc. 7.125%, due 2/15/28
    Market Value $151,897
  $160,102 Seagram Company Ltd. 8.35%, due 11/15/06 Market
    Value $168,457
  $480,307 Joseph E. Seagram & Sons 7.50%, due 12/15/18
    Market Value $458,468
  $640,410 Joseph E. Seagram & Sons 8.375%, due 2/15/07
    Market Value $664,598
  $319,244 Paine Webber Group Inc. 6.375%, due 5/15/04
    Market Value $308,802
  $1,601,025 Owens Corning 7.70%, due 5/1/08 Market Value
    $1,567,003
  $1,120,717 Lockheed Martin Corp. 7.20%, due 5/1/36 Market
    Value $1,099,906
  $560,999 Conagra, Inc. 7.00%, due 10/1/28 Market Value
    $517,264
  $1,280,820 Bank Boston Capital Trust IV 5.6975%, due
    6/8/28 Market Value $1,221,582
  $1,165,546 Anadarko Petroleum Corp. 7.20%, due 3/15/29
    Market Value $1,080,359)................................   10,000,000    10,000,000

                                                   MAINSTAY VP SERIES FUND, INC.

                                                               PRINCIPAL
                                                                AMOUNT         VALUE
                                                              -----------   -----------
REPURCHASE AGREEMENTS (Continued)
Goldman Sachs & Co. 6.14%, due 12/31/99 (Collateralized by
  $3,029,167 Unova Inc.   6.875%, due 3/15/05 Market Value
  $2,889,068
  $4,730,694 TRW, Inc. 6.45%, due 6/15/01 Market Value
    $4,710,825
  $339,898 TCI Communications Inc. 7.125%, due 2/15/28
    Market Value $322,478
  $339,898 Seagram Company Ltd. 8.35%, due 11/15/06 Market
    Value $357,633
  $1,019,693 Joseph E. Seagram & Sons 7.50%, due 12/15/18
    Market Value $973,327
  $1,359,590 Joseph E. Seagram & Sons 8.375%, due 2/15/07
    Market Value $1,410,942
  $677,756 Paine Webber Group Inc. 6.375%, due 5/15/04
    Market Value $655,586
  $3,398,975 Owens Corning 7.70%, due 5/1/08 Market Value
    $3,326,747
  $2,379,283 Lockheed Martin Corp. 7.20%, due 5/1/36 Market
    Value $2,335,099
  $1,191,001 Conagra, Inc. 7.00%, due 10/1/28 Market Value
    $1,098,150
  $2,719,180 Bank Boston Capital Trust IV 5.6975%, due
    6/8/28 Market Value $2,593,418
  $2,474,454 Anadarko Petroleum Corp. 7.20%, due 3/15/29
    Market Value $2,293,601)................................  $21,230,000   $21,230,000
Prudential Securities Inc. 6.10%, due 12/31/99
  (Collateralized by $2,928,571 U.S. West Capital Funding
  Inc.   6.25%, due 7/15/05 Market Value $2,793,110
  $3,055,277 U.S. Treasury Security Stripped Interest
    Payment 8.875%, due 8/15/17 Market Value $946,577
  $1,775,073 U.S. Treasury Security Stripped Interest
    Payment 9.875%, due 11/15/12 Market Value $757,175
  $469,169 U.S. Treasury Bond 10.375%, due 11/15/12 Market
    Value $592,692
  $2,091,837 Telecom De Puerto Rico 6.65%, due 5/15/06
    Market Value $2,039,541
  $830,758 Joseph E. Seagram & Sons 6.25%, due 12/15/01
    Market Value $821,412
  $3,287,172 Residential Asset Securities Corporation 7.15%,
    due 7/25/30 Market Value $3,287,172
  $1,195,335 Pulte Corp. 8.375%, due 8/15/04 Market Value
    $1,201,312

                                                               PRINCIPAL
                                                                AMOUNT         VALUE
                                                              -----------   -----------
REPURCHASE AGREEMENTS (Continued)
  $1,374,636 Oxy USA Inc. 7.00%, due 4/15/11 Market Value
    $1,223,109
  $717,201 News America Holdings Inc. 8.50%, due 2/15/05
    Market Value $752,165
  $2,146,582 The Money Store Business Loan Backed Trust
    5.3975%, due 6/15/13 Market Value $2,146,582
  $2,032,070 Hydro-Quebec Capitech Inc. 8.00%, due 2/1/13
    Market Value $2,153,884
  $34,067 Financial Corp. FICO Strip (zero coupon), due
    2/8/04 Market Value $25,433
  $459,009 Federal National Mortgage Association 5.125%, due
    2/13/04 Market Value $436,523
  $1,195,335 Federal Home Loan Bank 5.52%, due 4/5/02 Market
    Value $1,173,190
  $298,834 Federal Home Loan Bank 5.73%, due 5/29/01 Market
    Value $297,466).........................................  $20,500,000   $20,500,000
                                                                            -----------
                                                                             51,730,000
                                                                            -----------
                                                                            $73,367,972
                                                                            ===========

                                      (K)

COMMITMENTS AND CONTINGENCIES. As of June 30, 1999, High Yield Corporate Bond Portfolio had an unfunded loan commitment pursuant to the following loan agreement:

                                                               UNFUNDED
                          BORROWER                            COMMITMENT
                          --------                            ----------
Kronos International, Inc...................................   $ 57,119
                                                               ========

                                      (L)

PURCHASED AND WRITTEN OPTIONS. International Equity Portfolio may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Portfolio foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Portfolio may purchase call and put options on its portfolio securities or foreign currencies. The Portfolio may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Portfolio may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Portfolio and the prices of options relating to the securities or foreign currencies purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

                                                   MAINSTAY VP SERIES FUND, INC.

                                      (M)

FINANCIAL INSTRUMENTS WITH CONCENTRATION OF CREDIT RISK. High Yield Corporate Bond Portfolio invests in Loan Participations. When the Portfolio purchases a Participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Portfolio assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the Borrower ("Intermediate Participants"). The Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. The Portfolio may be considered to have a concentration of credit risk in the banking industry, since the Portfolio will only acquire Participations if the Selling Participant and each Intermediate Participant is a financial institution.

                                      (N)

FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for Federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by a Portfolio from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (O)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for Federal tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

                                      (P)

EXPENSES. Expenses with respect to the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except when direct allocations of expenses can be made.

                                      (Q)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--Fees and Related Party Policies:
--------------------------------------------------------------------------------

                                      (A)

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return and Value Portfolios under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser, a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life. As of May 1, 1999, Madison Square Advisors, Inc. ("Madison Square Advisors") acts as investment adviser to Bond and Growth Equity Portfolios under an Investment Advisory Agreement. Madison Square Advisors is a registered investment adviser, a wholly-owned subsidiary of NYLIFE Inc. and an indirect subsidiary of New York Life. Prior to May 1, 1999, New York Life acted as investment adviser to the Bond and Growth Equity Portfolios and was replaced by Madison Square Advisors under a Substitution Agreement. The substitution had no effect on investment personnel, investment strategies or fees of the Portfolios. Monitor Capital Advisors Inc. ("Monitor") acts as investment adviser to Indexed Equity Portfolio under an Investment Advisory Agreement. Monitor is a registered investment adviser, a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life.

NYLIAC is Administrator for the Fund.

The Fund, on behalf of each Portfolio, pays the Advisers and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Portfolio as follows:

                                                               ADVISER   ADMINISTRATOR
                                                               -------   -------------
Capital Appreciation Portfolio..............................    0.36%        0.20%
Cash Management Portfolio...................................    0.25%        0.20%
Convertible Portfolio.......................................    0.36%        0.20%
Government Portfolio........................................    0.30%        0.20%
High Yield Corporate Bond Portfolio.........................    0.30%        0.20%
International Equity Portfolio..............................    0.60%        0.20%
Total Return Portfolio......................................    0.32%        0.20%
Value Portfolio.............................................    0.36%        0.20%
Bond Portfolio..............................................    0.25%        0.20%
Growth Equity Portfolio.....................................    0.25%        0.20%
Indexed Equity Portfolio....................................    0.10%        0.20%

                                      (B)

DISTRIBUTOR. NYLIFE Distributors Inc. ("NYLIFE Distributors"), a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life, serves as the Fund's distributor and principal underwriter (the "Distributor") pursuant to a Distribution agreement. NYLIFE Distributors is not obligated to sell any specific amount of the Fund's shares, and receives no compensation from the Fund pursuant to the Distribution Agreement.

                                      (C)

DIRECTORS FEES. Directors, other than those affiliated with New York Life, MacKay-Shields, Monitor or NYLIFE Distributors, are paid an annual fee of $35,000, and $1,500 for each Board meeting and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Fund allocates this expense in proportion to the net assets of the respective Portfolios.

                                                   MAINSTAY VP SERIES FUND, INC.

                                      (D)

CAPITAL. At June 30, 1999 NYLIAC was the beneficial owner of shares of the Convertible Portfolio with a net asset value of $12,174,323. This value represents 17.53% of the net assets of the Convertible Portfolio at June 30, 1999.

                                      (E)

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life are charged to the Portfolios. For the six months ended June 30, 1999 these fees, in the following amounts, were included in Professional fees shown on the Statement of Operations:

Capital Appreciation Portfolio..............................   $25,369
Cash Management Portfolio...................................     5,022
Convertible Portfolio.......................................     1,171
Government Portfolio........................................     2,745
High Yield Corporate Bond Portfolio.........................    12,302
International Equity Portfolio..............................       756
Total Return Portfolio......................................    13,022
Value Portfolio.............................................     6,146
Bond Portfolio..............................................     5,611
Growth Equity Portfolio.....................................    19,846
Indexed Equity Portfolio....................................    19,250

--------------------------------------------------------------------------------
NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------

At December 31, 1998, for Federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by regulations to offset future realized gains of each respective Portfolio through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Additionally, as shown in the table below, certain Portfolios intend to elect, to the extent provided by regulations, to treat certain qualifying capital losses that arose during the year after October 31, 1998 as if they arose on January 1, 1999.

                                                                CAPITAL LOSS                         CAPITAL LOSS
                                                              AVAILABLE THROUGH   AMOUNT (000'S)   DEFERRED (000'S)
                                                              -----------------   --------------   ----------------
Capital Appreciation Portfolio..............................                          $    0            $  351
                                                                                      ======            ======
Convertible Portfolio.......................................                          $    0            $    9
                                                                                      ======            ======
Government Portfolio........................................        2004              $  810            $   92
                                                                                      ======            ======
High Yield Corporate Bond Portfolio.........................        2006              $4,243            $2,859
                                                                                      ======            ======
International Equity Portfolio..............................        2005              $  268
                                                                    2006              $  159
                                                                                      ------
                                                                                      $  427            $  465
                                                                                      ======            ======
Value Portfolio.............................................                          $    0            $  803
                                                                                      ======            ======

International Equity and Value Portfolios intend to elect to treat for Federal income tax purposes approximately $54,148 and $79,016, respectively, of qualifying foreign exchange losses that arose during the year after October 31, 1998 as if they arose on January 1, 1999. Cash Management and Government Portfolios utilized $460 and $3,832,073, respectively, of capital loss carryforwards during the year ended December 31, 1998.

NOTE 5--Financial Investments:
--------------------------------------------------------------------------------

High Yield Corporate Bond Portfolio invests primarily in high yield bonds. These bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds.

Each Portfolio may enter into repurchase agreements to earn income. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.

--------------------------------------------------------------------------------
NOTE 6--Line of Credit:
--------------------------------------------------------------------------------

Capital Appreciation, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return, Value, Bond, Growth Equity and Indexed Equity Portfolios maintain a line of credit of $375,000,000 with The Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The Portfolios pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on this line of credit at June 30, 1999.

                                                   MAINSTAY VP SERIES FUND, INC.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 7--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the six month period ended June 30, 1999, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                     CAPITAL APPRECIATION       CONVERTIBLE             GOVERNMENT
                                                          PORTFOLIO              PORTFOLIO              PORTFOLIO
                                                     PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES
                                                     ------------------------------------------------------------------
U.S. Government Securities.........................  $     --    $     --   $     --    $     --   $221,742    $206,065
All others.........................................   355,141     197,399     61,609      63,685     19,028      14,167
                                                     ------------------------------------------------------------------
Total..............................................  $355,141    $197,399   $ 61,609    $ 63,685   $240,770    $220,232
                                                     ==================================================================

                                                         GROWTH EQUITY           INDEXED EQUITY
                                                           PORTFOLIO                PORTFOLIO
                                                     PURCHASES     SALES      PURCHASES     SALES
                                                     ----------------------------------------------
U.S. Government Securities.........................  $     --     $     --    $     --     $     --
All others.........................................   372,289      315,680     245,992       19,048
                                                     ----------------------------------------------
Total..............................................  $372,289     $315,680    $245,992     $ 19,048
                                                     ==============================================

--------------------------------------------------------------------------------
NOTE 8--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares for the six month period ended June 30, 1999 and the year ended December 31, 1998 were as follows:

                                                     CAPITAL APPRECIATION      CASH MANAGEMENT         CONVERTIBLE
                                                           PORTFOLIO              PORTFOLIO             PORTFOLIO
                                                       1999        1998        1999       1998       1999       1998
                                                     -----------------------------------------------------------------
Shares sold........................................     7,983       9,454     424,608    485,911      446      1,946
Shares issued in reinvestment of dividends and
  distributions....................................        --         410       5,707      8,753       39        434
                                                     -----------------------------------------------------------------
                                                        7,983       9,864     430,315    494,664      485      2,380
Shares redeemed....................................    (2,706)     (3,542)   (336,496)  (403,894)    (365)      (491)
                                                     -----------------------------------------------------------------
Net increase (decrease)............................     5,277       6,322      93,819     90,770      120      1,889
                                                     =================================================================

                                                        GROWTH EQUITY           INDEXED EQUITY
                                                          PORTFOLIO               PORTFOLIO
                                                       1999        1998        1999        1998
                                                     --------------------------------------------
Shares sold........................................     3,658       5,372      13,610      16,025
Shares issued in reinvestment of dividends and
  distributions....................................        --       3,440         259         702
                                                     --------------------------------------------
                                                        3,658       8,812      13,869      16,727
Shares redeemed....................................    (3,297)     (3,977)     (5,613)     (4,296)
                                                     --------------------------------------------
Net increase.......................................       361       4,835       8,256      12,431
                                                     ============================================

                                                   MAINSTAY VP SERIES FUND, INC.

--------------------------------------------------------------------------------

         HIGH YIELD           INTERNATIONAL
       CORPORATE BOND             EQUITY              TOTAL RETURN              VALUE                   BOND
         PORTFOLIO              PORTFOLIO              PORTFOLIO              PORTFOLIO              PORTFOLIO
    PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES
--------------------------------------------------------------------------------------------------------------------
    $  6,375    $     --   $     --    $     --   $263,657    $240,755   $     --    $     --   $198,109    $175,782
     373,399     351,395     26,251      10,797    187,571     162,352    111,498     127,796    206,095     195,542
--------------------------------------------------------------------------------------------------------------------
    $379,774    $351,395   $ 26,251    $ 10,797   $451,228    $403,107   $111,498    $127,796   $404,204    $371,324
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              HIGH YIELD           INTERNATIONAL
        GOVERNMENT          CORPORATE BOND            EQUITY             TOTAL RETURN              VALUE
         PORTFOLIO             PORTFOLIO             PORTFOLIO             PORTFOLIO             PORTFOLIO
      1999       1998       1999       1998       1999       1998       1999       1998       1999       1998
---------------------------------------------------------------------------------------------------------------
      6,049      5,655      3,620     14,171      1,608      1,187      3,022      4,903        890      5,442
         --        486        111      4,862         19         72         75      1,446         --      2,175
---------------------------------------------------------------------------------------------------------------
      6,049      6,141      3,731     19,033      1,627      1,259      3,097      6,349        890      7,617
     (1,027)    (2,051)    (1,828)    (3,031)      (224)    (1,129)      (511)    (1,234)    (1,783)    (1,122)
---------------------------------------------------------------------------------------------------------------
      5,022      4,090      1,903     16,002      1,403        130      2,586      5,115       (893)     6,495
===============================================================================================================


            BOND
          PORTFOLIO
       1999       1998
------------------------
       3,209      4,582
           2      1,627
------------------------
       3,211      6,209
      (1,515)    (2,659)
------------------------
       1,696      3,550
========================

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